As filed with the Securities and Exchange Commission on February 27, 1997


                                Securities Act of 1933 Registration No. 33-10327 Investment Company Act of 1940 File No. 811-4911
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________


                                    FORM N-1A
              REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [ ]
                         Pre-Effective Amendment No. ____                   [ ]
                          Post-Effective Amendment No. 16                   [X]
                                     and/or
          REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                                 Amendment No. 17                           [X]
                              ____________________

                      STATE STREET RESEARCH FINANCIAL TRUST
               (Exact Name of Registrant as Specified in Charter)


                One Financial Center, Boston, Massachusetts 02111
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (617) 357-1200

                            Francis J. McNamara, III
               Senior Vice President, Secretary & General Counsel
                   State Street Research & Management Company
                              One Financial Center
                           Boston, Massachusetts 02111
                     (Name and Address of Agent for Service)


                           Copy of Communications To:


                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                           Boston, Massachusetts 02109


      It is proposed that this filing will become effective under Rule 485:


                [ ] Immediately upon filing pursuant to paragraph (b),
                [X] On March 1, 1997 pursuant to paragraph (b),
                [ ] 60 days after filing pursuant to paragraph (a)(1),
                [ ] On March 1, 1996 pursuant to paragraph (a)(1).
                [ ] 75 days after filing pursuant to paragraph (a)(2).
                [ ] On ___________ pursuant to paragraph (a)(2).
                If appropriate, check the following box:
                [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant hereby declares that, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended, it has registered an indefinite number of shares of beneficial interest, par value $.001 per share, in each of the State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Strategic Portfolios: Moderate and State Street Strategic Portfolios: Aggressive series of the Registrant, which shares are designated as Class A shares, Class B shares, Class C shares and Class D shares of beneficial interest, par value $.001 per share, in such series.


A Rule 24f-2 Notice for the most recent fiscal year ended October 31, 1996 was filed by the Registrant on or about December 23, 1996.

===============================================================================

                              CROSS REFERENCE SHEET

                             Pursuant to Rule 481(a)

                                     Part A


                                                               CAPTION OR LOCATION
                                                               IN PROSPECTUS FOR STATE
                                                               STREET RESEARCH STRATEGIC
                                                               PORTFOLIOS:  CONSERVATIVE,
                                                               STATE STREET RESEARCH
                             CAPTION OR LOCATION               STRATEGIC PORTFOLIOS:
                             IN PROSPECTUS FOR                 MODERATE AND STATE STREET
                             STATE STREET RESEARCH             RESEARCH STRATEGIC
FORM N-1A ITEM NO.           GOVERNMENT INCOME FUND            PORTFOLIOS: AGGRESSIVE

 1. Cover Page............   Same                              Same

 2. Synopsis..............   Table of Expenses                 Table of Expenses

 3. Condensed Financial
    Information...........   Financial Highlights;             Financial Highlights; Calculation of
                             Calculation of Performance        Performance Data
                             Data

 4. General Description
    of Registrant.........   The Fund's Investments;           The Funds' Investments and Asset
                             The Fund and its Shares           Allocation; The Funds and Their
                                                               Shares

 5. Management of the
    Fund..................   Management of the Fund;           Management of the Funds;
                             Purchase of Shares                Purchase of Shares

5A. Management's Discussion
    of Fund Performance...   [To be included in                [To be included in
                             Financial Statements]             Financial Statements]

6.  Capital Stock and
    Other Securities......   Shareholder Services; The         Shareholder Services; The
                             Fund and Its Shares;              Funds and Their Shares;
                             Management of the                 Management of the
                             Fund; Dividends                   Funds; Dividends and
                             and Distributions; Taxes          Distributions; Taxes

7.  Purchase of
    Securities Being
    Offered...............   Purchase of Shares;               Purchase of Shares;
                             Shareholder Services              Shareholder Services

8.  Redemption or
    Repurchase............   Redemption of Shares;             Redemption of Shares;
                             Shareholder Services              Shareholder Services

9.  Legal Proceedings.....   Not Applicable                    Not Applicable

                                              i

                                              Part B

                                                               CAPTION OR LOCATION
                                                               IN STATEMENT OF ADDITIONAL
                                                               INFORMATION FOR STATE
                                                               STREET RESEARCH STRATEGIC
                                                               PORTFOLIOS:  CONSERVATIVE,
                             CAPTION OR LOCATION               STATE STREET RESEARCH
                             IN STATEMENT OF ADDITIONAL        STRATEGIC PORTFOLIOS:
                             INFORMATION FOR STATE             MODERATE AND STATE
                             STREET RESEARCH                   STREET RESEARCH STRATEGIC
FORM N-1A ITEM NO.           GOVERNMENT INCOME FUND            PORTFOLIOS:  AGGRESSIVE

10. Cover Page..........     Same                              Same

11. Table of Contents...     Same                              Same

12. General Information
    and History.........     Not Applicable                    Not Applicable

13. Investment
    Objectives
    and Policies........     Additional Investment             Additional Investment
                             Policies and Restrictions;        Policies and Restrictions;
                             Additional Information            Additional Information
                             Concerning Certain                Concerning Certain
                             Investment Techniques;            Investment Techniques;
                             Debt Instruments and              Debt Instruments and
                             and Permitted Cash Investments;   Permitted Cash Investments;
                             Portfolio Transactions            Portfolio Transactions

14. Management of the
    Registrant..........     Trustees and Officers             Trustees and Officers

15. Control Persons and
    Principal Holders of
    Securities..........     Trustees and Officers;            Trustees and Officers;
                             Investment Advisory Services      Investment Advisory Services

16. Investment
    Advisory and
    Other Services......     Investment Advisory Services;     Investment Advisory
                             Custodian; Independent            Services; Custodian;
                             Accountants; Distribution of      Independent Accountants;
                             Shares of the Fund                Distribution of Shares of the
                                                               Funds

17. Brokerage
    Allocation..........     Portfolio Transactions            Portfolio Transactions

18. Capital Stock and
    Other Securities....     Not Applicable (Description in    Not Applicable (Description
                             Prospectus)                       in Prospectus)

                                              ii


                                                               CAPTION OR LOCATION
                                                               IN STATEMENT OF ADDITIONAL
                                                               INFORMATION FOR STATE
                                                               STREET RESEARCH STRATEGIC
                                                               PORTFOLIOS:  CONSERVATIVE,
                             CAPTION OR LOCATION               STATE STREET RESEARCH
                             IN STATEMENT OF ADDITIONAL        STRATEGIC PORTFOLIOS:
                             INFORMATION FOR STATE             MODERATE AND STATE
                             STREET RESEARCH                   STREET RESEARCH STRATEGIC
FORM N-1A ITEM NO.           GOVERNMENT INCOME FUND            PORTFOLIOS:  AGGRESSIVE
19. Purchase, Redemption
    and Pricing of
    Securities Being
    Offered.............     Purchase and Redemption of        Purchase and Redemption
                             Shares; Net Asset Value           of Shares; Net Asset Value

20. Tax Status..........     Certain Tax Matters               Certain Tax Matters

21. Underwriters........     Distribution of Shares of the     Distribution of Shares of the
                             Fund                              Funds

22. Calculation of
    Performance
      Data..............     Calculation of Performance Data   Calculation of Performance Data

23.   Financial
      Statements........     Financial Statements              Financial Statements


50847.c3
1/25/95

State Street Research
Government Income Fund


Prospectus
March 1, 1997



The investment objective of State Street Research Government Income Fund (the "Fund") is to seek high current income. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities.


   State Street Research & Management Company serves as investment adviser for the Fund (the "Investment Manager"). As of December 31, 1996, the Investment Manager had assets of approximately $41.7 billion under management. State Street Research Investment Services, Inc. serves as distributor (the "Distributor") for the Fund.


   Shareholders may have their shares redeemed directly by the Fund at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

   There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Fund will achieve its investment objective. The net asset value of a share of the Fund will fluctuate as market conditions change.


   This Prospectus sets forth concisely the information a prospective investor ought to know about the Fund before investing. It should be retained for future reference. A Statement of Additional Information about the Fund dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Fund at the address indicated on the back cover or by calling 1-800-562-0032.

   The Fund is a diversified series of State Street Research Financial Trust (the "Trust"), an open-end management investment company.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


Table of Contents                                                         Page

Table of Expenses                                                            2
Financial Highlights                                                         4
The Fund's Investments                                                       6
Limiting Investment Risk                                                     9
Purchase of Shares                                                          10
Redemption of Shares                                                        18
Shareholder Services                                                        20
The Fund and its Shares                                                     24
Management of the Fund                                                      25
Dividends and Distributions; Taxes                                          26
Calculation of Performance Data                                             27

   The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).

   Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.

   Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.

   Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

   Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.

Table of Expenses


                                                               Class A      Class B      Class C      Class D
                                                             ------------------------ ------------  ------------
Shareholder Transaction Expenses(1)
    Maximum Sales Charge Imposed on Purchases (as a
      percentage of offering price)                              4.5%         None        None         None
    Maximum Deferred Sales Charge (as a percentage of net
      asset value at time of purchase or redemption,
      whichever is lower)                                        None(2)      5%          None         1%
    Maximum Sales Charge Imposed on Reinvested Dividends
      (as a percentage of offering price)                        None         None        None         None
    Redemption Fees (as a percentage of amount redeemed, if
      applicable)                                                None         None        None         None
    Exchange Fee                                                 None         None        None         None

(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of Shares." The contingent deferred sales charge may also be imposed on shares involuntarily redeemed for accounts which have not maintained requisite minimum balances. See "Redemption of Shares--Additional Information."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

                                             Class A    Class B   Class C    Class D
                                            ---------  ---------  --------- ----------
Annual Fund Operating Expenses
  (as a percentage of average net assets)
   Management Fees                            0.65%      0.65%      0.65%      0.65%
   12b-1 Fees                                 0.25%      1.00%      None       1.00%
   Other Expenses                             0.19%      0.19%      0.19%      0.19%
                                            ---------  ---------  --------- ----------
     Total Fund Operating Expenses            1.09%      1.84%      0.84%      1.84%
                                            =========  =========  ========= ==========

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

                       1 Year    3 Years    5 Years    10 Years
                       --------  --------- --------- -----------
Class A shares           $56       $78       $102        $172
Class B shares (1)       $69       $88       $120        $196
Class C shares           $ 9       $27       $ 47        $104
Class D shares           $29       $58       $100        $216

You would pay the following expenses on the same investment, assuming no redemption:

                      1 Year    3 Years    5 Years    10 Years
                      -------- ---------  --------- -----------
Class B shares (1)      $19       $58       $100        $196
Class D shares          $19       $58       $100        $216


(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses for the fiscal year ended October 31, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Fund"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."

Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their report thereon for the latest five years is included in the Statement of Additional Information. For further information about the performance of the Fund, see "Financial Statements" in the Statement of Additional Information.

                                                                   Class A
                              --------------------------------------------------------------------------------
                                                            Year ended October 31
                              --------------------------------------------------------------------------------
                                 1996*      1995*       1994*       1993       1992        1991        1990
                               ----------  ---------- ----------  ---------- ----------  ---------------------
Net asset value, beginning of
  year                          $12.58     $ 11.68     $ 12.92    $ 12.38     $12.14      $11.28      $11.63
Net investment income              .81         .83         .81        .84        .90         .93         .96
Net realized and unrealized
  gain (loss) on investments,
  forward contracts and
  foreign currency                (.17)        .88       (1.26)       .56        .26         .84        (.35)
Dividends from net investment
  income                          (.79)       (.81)       (.79)      (.84)      (.91)       (.91)       (.96)
Distributions from net
  realized gains                    --          --          --       (.02)      (.01)         --          --
                               ----------  ---------- ----------  ---------- ----------  ---------- ----------
Net asset value, end of year    $12.43     $ 12.58     $ 11.68    $ 12.92     $12.38      $12.14      $11.28
                               ==========  ========== ==========  ========== ==========  ========== ==========
Total return                      5.28%+     15.07%+     (3.58)%+   11.63%+     9.86%+     16.25%+      5.54%+
Net assets at end of year
  (000s)                      $584,313    $655,045    $638,418   $868,556   $798,705    $762,517    $894,074
Ratio of operating expenses
  to average net assets           1.09%       1.10%       1.07%      1.05%      1.05%       1.05%       1.03%
Ratio of net investment
  income to average net
  assets                          6.50%       6.83%       6.54%      6.59%      7.25%       7.98%       8.53%
Portfolio turnover rate          88.79%     105.57%     134.41%    103.49%     97.33%      29.20%      63.30%

                                                               Class A
                                              ------------------------------------------
                                                                         March 23, 1987
                                                                        (commencement of
                                                Year ended October 31    operations) to
                                                  1989         1988     October 31, 1987
                                              ------------ ------------ ----------------
Net asset value, beginning of year               $11.64       $11.66        $ 12.50
Net investment income                              1.05         1.12            .65
Net realized and unrealized gain (loss) on
  investments, forward contracts and foreign
  currency                                           --         (.03)          (.84)
Dividends from net investment income              (1.06)       (1.11)          (.65)
Distributions from net realized gains                --           --             --
                                              ------------ ------------ ----------------
Net asset value, end of year                     $11.63       $11.64        $ 11.66
                                              ============ ============ ================
Total return                                       9.62%+       9.77%+        (2.43)%+++
Net assets at end of year (000s)             $1,134,786   $1,529,640     $2,009,853
Ratio of operating expenses to average net
  assets                                           1.06%        1.04%          1.03%++
Ratio of net investment income to average
  net assets                                       9.26%        9.54%          8.93%++
Portfolio turnover rate                           65.48%       59.63%        148.69%

++ Annualized.
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
 * Per-share figures have been calculated using the average shares method.

                                                                      Class B
                                             ---------------------------------------------------------
                                                                                      June 1, 1993
                                                                                      (Commencement
                                                                                     of Share Class
                                                    Year ended October 31,          Designations) to
                                              ------------------------------------     October 31,
                                                1996*        1995*       1994*            1993
                                              ----------- -----------  -----------  -------------------
Net asset value, beginning of year             $ 12.55      $ 11.66     $ 12.91          $ 12.67
Net investment income                              .71          .73         .72              .30
Net realized and unrealized gain (loss) on
  investments, forward contracts and foreign
  currency                                        (.16)         .87       (1.27)             .24
Dividends from net investment income              (.70)        (.71)       (.70)            (.30)
                                              ----------- -----------  -----------  -------------------
Net asset value, end of year                   $ 12.40      $ 12.55     $ 11.66          $ 12.91
                                              =========== ===========  ===========  ===================
Total return                                      4.51%+      14.15%+     (4.38)%+          4.32%+++
Net assets at end of year (000s)               $95,218      $87,908     $52,319          $26,578
Ratio of operating expenses to average net
  assets                                          1.84%        1.85%       1.82%            1.81%++
Ratio of net investment income to average
  net assets                                      5.75%        6.01%       5.86%            5.67%++
Portfolio turnover rate                          88.79%      105.57%     134.41%          103.49%

                                                                      Class C
                                             ---------------------------------------------------------
                                                                                      June 1, 1993
                                                                                      (Commencement
                                                                                     of Share Class
                                                    Year ended October 31,          Designations) to
                                              ------------------------------------     October 31,
                                                1996*        1995*       1994*            1993
                                              ----------- -----------  -----------  -------------------
Net asset value, beginning of year              $12.57      $ 11.67     $ 12.92          $ 12.67
Net investment income                              .84          .90         .84              .19
Net realized and unrealized gain (loss) on
  investments, forward contracts and foreign
  currency                                        (.17)         .84       (1.27)             .42
Dividends from net investment income              (.82)        (.84)       (.82)            (.36)
                                              ----------- -----------  -----------  -------------------
Net asset value, end of year                    $12.42      $ 12.57     $ 11.67          $ 12.92
                                              =========== ===========  ===========  ===================
Total return                                      5.55%+      15.37%+     (3.42)%+          4.82%+++
Net assets at end of year (000s)                $7,767      $ 5,036     $   203          $    36
Ratio of operating expenses to average net
  assets                                          0.84%        0.85%       0.82%            0.80%++
Ratio of net investment income to average
  net assets                                      6.78%        6.79%       8.01%            6.59%++
Portfolio turnover rate                          88.79%      105.57%     134.41%          103.49%

                                                                      Class D
                                             ---------------------------------------------------------
                                                                                      June 1, 1993
                                                                                      (Commencement
                                                                                     of Share Class
                                                    Year ended October 31,          Designations) to
                                              ------------------------------------     October 31,
                                                1996*        1995*       1994*            1993
                                              ----------- -----------  -----------  -------------------
Net asset value, beginning of year             $ 12.56      $ 11.66     $ 12.91          $ 12.67
Net investment income                              .71          .74         .72              .30
Net realized and unrealized gain (loss) on
  investments, forward contracts
  and foreign currency                            (.16)         .87       (1.27)             .24
Dividends from net investment income              (.70)        (.71)       (.70)            (.30)
                                              ----------- -----------  -----------  -------------------
Net asset value, end of year                   $ 12.41      $ 12.56     $ 11.66          $ 12.91
                                              =========== ===========  ===========  ===================
Total return                                      4.51%+      14.24%+     (4.38)%+          4.32%+++
Net assets at end of year (000s)               $14,473      $13,033     $13,425          $12,101
Ratio of operating expenses to average net
  assets                                          1.84%        1.85%       1.82%            1.88%++
Ratio of net investment income to average
  net assets                                      5.76%        6.08%       5.84%            5.59%++
Portfolio turnover rate                          88.79%      105.57%     134.41%          103.49%

++ Annualized.
+ Total return figures do not reflect any front-end or contingent deferred sales charges.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
 * Per-share figures have been calculated using the average shares method.

The Fund's Investments

The Fund's investment objective is to seek high current income; this investment objective cannot be changed without approval of the Fund's shareholders.


   The Fund will seek to attain its investment objective by following the investment policies described below. These may be changed by the Board of Trustees without shareholder approval.



   Under normal circumstances, the Fund will invest at least 65% of the value of its total assets in U.S. Government securities. U.S. Government securities are securities which are issued or guaranteed by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Fund invests include, among others:

   (bullet) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

   (bullet) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Farmers Home Administration, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

   (bullet) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

   U.S. Government securities which the Fund may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Fund will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.


   In addition, the Fund may also invest in mortgage-related securities which represent interests in pools of mortgage loans and provide the Fund with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms and insurance companies. An issuer may offer senior or subordinated securities backed by the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have less priority to such payments on the mortgages in the pool. The mortgage-related securities in which the Fund invests will be rated in the AAA major rating category by Standard & Poor's Corporation ("S&P") or Aaa major rating category by Moody's Investor's Service, Inc. ("Moody's") or not rated but considered by the Investment Manager to be of equivalent investment quality to comparably rated securities.



   Mortgage-related securities and certain U.S. Government securities which are based on mortgages currently offer yields higher than those available from other kinds of government securities, but because of the possibility of prepayment of the underlying mortgages, they may be less effective than other types of securities as a means of locking in attractive long-term interest rates. This is caused by the need to reinvest prepayments of principal generally and the possibility of significant unscheduled payments resulting from a decline in mortgage rates. As a result, mortgage-related securities may have less potential for capital appreciation during periods of declining interest rates than other securities with comparable maturities, while having a comparable risk of decline during periods of rising interest rates.


   U.S. Government securities may be acquired by the Fund in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

   In addition, the Fund may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

   The Fund may also invest from time to time in collective investment vehicles, which issue, for example, government trust certificates that are backed by pools of assets such as U.S. Government securities or loans. Other asset-backed securities in which the Fund can invest may be supported by consumer credit card or other receivables.

   The U.S. Government securities in which the Fund invests do not, in general, have as high a yield as more speculative securities or securities not supported by the U.S. Government or its agencies or instrumentalities. When interest rates increase, the value of debt securities and shares of the Fund can be expected to decline.

Portfolio Maturity and Turnover

The Fund's holdings may include issues across the maturity spectrum. Ordinarily the Fund will emphasize investments in instruments that have stated or remaining maturities that are medium or longer term; the weighted average maturity of portfolio holdings, however, may be shortened or lengthened through a mix of securities depending primarily upon the Investment Manager's outlook for interest rates.

   The Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy is changed significantly, portfolio turnover may be significantly higher than during times of economic and market price stability or when investment strategy remains relatively constant. A high rate of portfolio turnover will result in increased transaction costs for the Fund and may also result in an increase in realization of short-term capital gains.

Other Investment Policies

Fixed income securities in which the Fund may invest include zero or step coupon securities. Zero or step coupon securities may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to the Fund. The Fund will be required to distribute all or substantially all or such amounts annually to its shareholders. These distributions may cause the Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals.

   The Fund reserves the right to invest varying amounts of its total assets in securities of foreign issuers such as foreign corporate, government, or government agency securities consistent with its investment objective and policies. Under current policy, however, the Fund limits such investments to a maximum of 20% of its total assets. It is anticipated that most of the foreign investments of the Fund will consist of securities of issuers in countries with developed economies. However, the Fund may also invest in the securities of issuers in countries with new or developing capital markets as deemed appropriate by the Investment Manager, although the Fund does not presently expect to invest more than 5% of its total assets in issuers in such less developed countries. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets.

   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting the foreign currency into U.S. dollars.

   In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, the Fund may engage in currency exchange transactions such as spot (i.e., cash) transactions at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by a counterparty by dealing only with established, reputable institutions with which the Investment Manager has done substantial business in the past.

   For further information regarding foreign investments, see the Statement of Additional Information.

   The Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. The Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by the Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of the Fund's outstanding securities. Such loans may be terminated at any time.

   The Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although the Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

   The Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities and securities indices, enter into repurchase agreements and purchase securi ties on a "when-issued" or forward commitment basis. The Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. The Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although the Fund does not presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

Limiting Investment Risk

In seeking to lessen investment risk, the Fund operates under certain fundamental and nonfundamental investment restrictions.


   Under the fundamental investment restrictions, the Fund may not (a) purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund or (b) invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry, except this restriction does not apply to investments in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Under the nonfundamental investment restrictions, the Fund may not invest more than 15% of its net assets in illiquid securities including repurchase agreements extending for more than seven days. The Fund may invest in restricted securities eligible for resale under Rule 144A under the Securities Act of 1933 and other restricted securities.



   The foregoing fundamental investment restrictions may not be changed except by vote of the holders of a majority of the outstanding voting securities of the Fund. The foregoing nonfundamental investment restriction may be changed without a shareholder vote. For further information on the above and other fundamental and nonfundamental investment restrictions, see the Statement of Additional Information.



   The Fund may not lend money; however, the Fund may purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto).



   The Fund may hold up to 100% of its assets in cash or short-term, fixed income securities for temporary defensive purposes. The Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to provide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which the Fund may invest for such purposes are described in the Statement of Additional Information and include short-term money market securities such as repurchase agreements, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information.

Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth on pages 10 to 24 below.


The Fund is available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in the Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase


Through Dealers and Others



Shares of the Fund are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail


Initial investments in the Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


   Additional shares may be purchased by mailing to Shareholder Services a check payable to the Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

   If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:



   ABA #011000028
   State Street Bank and Trust Company
   Boston, MA
   BNF = State Street Research Government
         Income Fund and class of shares
         (A, B, C or D)
   AC = 99029761
   OBI = Shareholder Name
         Shareholder Account Number
         Control #K (assigned by State Street
          Research Shareholder Services)

   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


   The Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by the Fund. The Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment

                                           Class of Shares
                                 -----------------------------------
                                     A        B       C        D
                                  -------- --------  --------------
Minimum Initial Investment
 By Wire                            $5,000   $5,000  (a)      $5,000
 IRAs                               $2,000   $2,000  (a)      $2,000
 By Investamatic                    $1,000   $1,000  (a)      $1,000
 All other                          $2,500   $2,500  (a)      $2,500
Minimum Subsequent Investment
 By Wire                            $5,000   $5,000  (a)      $5,000
 IRAs                               $   50   $   50  (a)      $   50
 By Investamatic                    $   50   $   50  (a)      $   50
 All other                          $   50   $   50  (a)      $   50

(a) Special conditions apply; contact the Distributor.


   The Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).


Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in the Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


   As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

The major differences among the various classes of shares are as follows:


                        CLASS A                 CLASS B                CLASS C      CLASS D
                         ----------------------  ---------------------------------- -----------------------
Sales Charges           Initial sales charge    Contingent deferred    None         Contingent deferred
                        at time of investment   sales charge of 5% to               sales charge of 1%
                        of up to 4.5%           2% applies to any                   applies to any shares
                        depending on amount of  shares redeemed within              redeemed within one
                        investment              first five years                    year following their
                                                following their                     purchase
                                                purchase; no
                                                contingent deferred
                                                sales charge after
                                                five years

                        On investments of $1
                        million or more, no
                        initial sales charge;
                        but contingent
                        deferred sales charge
                        of 1% applies to any
                        shares redeemed within
                        one year following
                        their purchase

Distribution Fee        None                    0.75% for first eight  None         0.75% each year
                                                years; Class B shares
                                                convert automatically
                                                to Class A shares
                                                after eight years

Service Fee             0.25% each year         0.25% each year        None         0.25% each year

Initial                 Above described         4%                     None         1%
Commission              initial sales charge
Received by             less 0.25% to 0.50%
Selling                 retained by
Dealers                 Distributor

                        On investments of $1
                        million or more, 0.25%
                        to 1% paid to dealer
                        by Distributor

   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in the Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of the Fund's shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.


   Some of the service and distribution fees are also allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in the Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges

Sales Charges


The purchase price of a Class A share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.


                                  Sales        Sales
                                 Charge        Charge
                                 Paid by      Paid by        Dealer
            Dollar              Investor      Investor     Concession
          Amount of              As % of      As % of        As % of
           Purchase             Purchase     Net Asset      Purchase
         Transaction              Price        Value          Price

Less than $100,000                4.50%         4.71%         4.00%

$100,000 or above but less
  than $250,000                   3.50%         3.63%         3.00%

$250,000 or above but less
  than $500,000                   2.50%         2.56%         2.00%

$500,000 or above but less
  than $1 million                 2.00%         2.04%         1.75%

                                                               See
                                                            following
$1 million and above                 0%            0%      discussion


   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:

 Amount of Sale                   Commission
 -------------------------------  -------------
(a) $1 million to $3 million         1.00%
(b) Next $2 million                  0.50%
(c) Amount over $5 million           0.25%


   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).



   Class A shares of the Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Reduced Sales Charges


The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of the Fund or a combination of "Eligible Funds." "Eligible Funds" include the Fund and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.


Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of the Fund and any other Eligible Funds within a 13-month period. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of the Fund or a combination of shares of the Fund and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs


Class A shares of the Fund may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Fund at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.

   In addition, no sales charge is imposed in connection with the sale of Class A shares of the Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.


   The Distributor will pay dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.


   Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                                  Contingent Deferred
                                                      Sales Charge
                                                   As A Percentage Of
                                                    Net Asset Value
Redemption During                                    At Redemption
 ---------------------------------------------- ------------------------
1st Year Since Purchase                                     5%
2nd Year Since Purchase                                     4
3rd Year Since Purchase                                     3
4th Year Since Purchase                                     3
5th Year Since Purchase                                     2
6th Year Since Purchase and Thereafter                    None


   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of the Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.


Contingent Deferred Sales Charge Waivers


The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in the Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of the Fund.) The Fund may modify or terminate the waivers described above at any time; for example, the Fund may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of the Fund at the end of eight years following the issuance of such Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Fund will receive the full amount of the investor's purchase payment.


   In general, Class C shares are only available for new investments by certain large institutions and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


   Class C shares may have also been issued directly or through exchanges to those shareholders of the Fund or other Eligible Funds who previously held shares which are not subject to any future sales charge or service fees or distribution fees.

Class D Shares--Spread Sales Charges


The purchase price of a Class D share of the Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Fund. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

The Fund's per share net asset values are determined Monday through Friday as of the close of regular trading of the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. The Fund uses one or more pricing services to value its portfolio securities. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. Assets for which quotations are readily available are valued as of the close of business on the valuation date. Securities for which there is no pricing service valuation or last reported sale price are valued as determined in good faith by or under the authority of the Trustees of the Trust. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Fund's assets is included in the Statement of Additional Information.

Distribution Plan

The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, the Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

Class         Service Fee      Distribution Fee
---------- ---------------- ----------------------
A                0.25%               None
B                0.25%               0.75%
C                None                None
D                0.25%               0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of the Fund represents payment for personal services and/or the maintenance or servicing of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for further reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for further reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it directly for personal services and the maintenance or servicing of shareholder accounts.



   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Fund), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which the Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from the Fund are normally remitted within seven days after receipt of the redemption request by the Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available for shares held in certificate form or if the address of record has been changed within 30 days of the redemption request. The Fund may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Request By Check (Class A Shares Only)

Shareholders of Class A shares of the Fund may redeem shares by checks drawn on State Street Bank and Trust Company. Checks may be made payable to the order of any person or organization designated by the shareholder and must be for amounts of at least $500 but not more than $100,000. Shareholders will continue to earn dividends on the shares to be redeemed until the check clears. Checkbooks are supplied for a $2 fee. Checks will be sent only to the registered owner at the address of record. A $10 fee will be charged against an account in the event a redemption check is presented for payment and not honored pursuant to the terms and conditions established by State Street Bank and Trust Company.

   Shareholders can request the checkwriting privilege by completing the signature card which is part of the

Application. In order to arrange for redemption-by-check after an account has been opened, a revised Application with signature card and signatures guaranteed must be sent to Shareholder Services. Cancelled checks will be returned to shareholders at the end of each month.

   The redemption-by-check service is subject to State Street Bank and Trust Company's rules and regulations applicable to checking accounts (as amended from time to time), and is governed by the Massachusetts Uniform Commercial Code. All notices with respect to checks drawn on State Street Bank and Trust Company must be given to State Street Bank and Trust Company. Stop payment instructions with respect to checks must be given to State Street Bank and Trust Company by calling 1-617-985-8543. Shareholders may not close out an account by check.

Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.


Request to Dealer to Repurchase

For the convenience of shareholders, the Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Fund may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

   The Fund has reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, the Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. The Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by the Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in the Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   The Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or (3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees

To protect shareholder accounts, the Transfer Agent, the Fund, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; (4) requests to transfer the registration of shares to another owner; and (5) authorizations to establish the checkwriting privilege. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guarantees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of the Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing Class B or Class D shares will not be issued, while certificates representing Class A or Class C shares will only be issued if specifically requested in writing and, in any case, will only be issued for full shares, with any fractional shares to be carried on the shareholder's account. Shareholders will receive periodic statements of transactions in their accounts.

   The Fund's Open Account System provides the following options:

   1. Additional purchases of shares of the Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

   2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

   (a) All income dividends and capital gains distributions reinvested in additional shares of the Fund.

   (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the Fund.

   (c) All income dividends and capital gains distributions in cash.

   (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege

Shareholders of the Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from the Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of the Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.


   Shares of the Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Fund and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of the Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by the Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of the Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of the Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.



   For the convenience of its shareholders who have Telephone Privileges, the Fund permits exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.


   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, the Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into the Fund per calendar year. Accounts under com-mon ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, the Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Fund. The Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should contact Shareholder Services.

Reinvestment Privilege

A shareholder of the Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of the Fund. No charge is imposed by the Fund for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.


   The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in the Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of the Fund shall be credited to participating shareholders in additional shares of the Fund. Thus, the withdrawal amounts paid can only be realized by redeeming shares of the Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from the Fund, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such sales charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

   Expenses of the Plan are borne by the Fund. A participating shareholder may withdraw from the Plan, and the Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from the Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in the Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for the Fund will be sent to shareholders of record at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make telephone redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and

(4) the privileges allowing the shareholder to make telephone purchases or redemptions transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.


   A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Fund, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


   Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.



Shareholder Account Inquiries:
 Please call 1-800-562-0032


Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:
 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire, and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Fund and its Shares


The Fund was organized in 1986 as a series of State Street Research Financial Trust, a Massachusetts business trust. The Trustees have authorized shares of the Fund to be issued in four classes: Class A, Class B, Class C and Class D. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of the Fund is October 31.


   Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

   Each share of each class of shares represents an identical legal interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Fund also have different exchange privileges.

   The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. Under the Master Trust Agreement, the Trustees may reorganize, merge or liquidate the Fund without prior shareholder approval. On any matter submitted to the shareholders, the holder of shares of the Fund is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

   Under the Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted in shareholder communications to the extent required by applicable law.

   Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

Management of the Fund

Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Fund rests with the Trustees.

   The Fund's investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Fund, subject to the authority of the Board of Trustees.

   The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

   The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan and both are located at One Financial Center, Boston, Massachusetts 02111-2690.


   The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for the Fund in consideration of a fee from the Fund.


   Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to 0.65% (on an annual basis) of the average daily value of the net assets of the Fund. The Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Fund pays, among other expenses, investment advisory fees, certain distribution expenses under the Fund's Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.


   The Fund is managed by John H. Kallis. Mr. Kallis has managed the Fund since May 1987. Mr. Kallis's principal occupation currently is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

   Subject to the policy of seeking best overall price and execution, sales of shares of the Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Fund's portfolio transactions.

   The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


The Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code for its most recent fiscal year and intends to qualify as such in future fiscal years, although it cannot give complete assurance that it will do so. As long as it so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its income (including capital gains, if any) distributed to its shareholders. Consequently, the Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).


   Dividends from net investment income will be declared daily during each calendar month and paid monthly; distributions of long-term and short-term capital gain net income will generally be made on an annual basis (or as otherwise required for compliance with applicable tax regulations), except to the extent that net short-term gains, if any, are included in the monthly income dividends for the purpose of stabilizing, to the extent possible, the amount of net monthly distributions as described below. Both dividends from net investment income and distributions of capital gain net income will be paid to shareholders in additional shares of the Fund at net asset value (except in the case of shareholders who elect a different available distribution method). The Fund will provide its shareholders with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   The Fund has adopted distribution procedures which differ from those which have been customary for investment companies in general. The Fund will declare a dividend each day in an amount based on monthly projections of its future net investment income and will pay such dividends monthly as described above. Consequently, the amount of each daily dividend may differ from actual net investment income as determined under generally accepted accounting principles. The purpose of these distribution procedures is to attempt to eliminate, to the extent possible, fluctuations in the level of monthly dividend payments that might result if the Fund declared dividends in the exact amount of its daily net investment income.

   Each daily dividend is payable to shareholders of record at the time of its declaration (for this purpose, including only holders of shares purchased for which payment has been received by the Transfer Agent and excluding holders of shares redeemed on that day).

   Although not contemplated, it is possible that total distributions in a year could exceed the total of the Fund's current and accumulated earnings and profits as calculated for federal income tax purposes, because of technical tax and accounting considerations and the distribution procedures described above, among other reasons. This excess would first be treated as a "return of capital" for federal income tax purposes and would reduce by its amount the shareholder's cost or other basis in his or her shares. After the shareholder's cost or other basis is reduced to zero, which is highly unlikely, the distribution will be treated as gain from the sale of Fund shares.

   Dividends paid by the Fund from taxable net investment income and distributions of net short-term capital gains, whether they are paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares. If shares of the Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

   Dividends and other distributions and proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

   The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Distributions from the Fund that represent interest income from U.S. Government securities may not be tax-exempt at some state and local levels. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, the Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives, such as 5-, 10- and 30-year U.S. Treasury notes and bonds. The Fund may also compare its performance to appropriate indices such as the Merrill Lynch Government Master Index, Consumer Price Index, Shearson-Lehman Government Bond Index, and 5-, 10- and 30-Year Government Bond Indices; and/or to appropriate rankings or averages such as the U.S. Government Funds Average compiled by Lipper Analytical Services, Inc. or to those compiled by Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.


   Total return is computed separately for each class of shares of the Fund. The average annual total return ("standard total return") for shares of the Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.


   The Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified 30-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation in the Fund's portfolio, and all recurring charges are recognized.

   The standard total returns and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased.

   The Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and therefore can be significantly different from it. In its supplemental sales literature, the Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.


   Performance information may be useful in evaluating the Fund and for providing a basis for comparison with other financial alternatives. Since the performance of the Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of the Fund will fluctuate, with the result that shares of the Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in the Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing the Fund to financial alternatives which have such features.


   Shares of the Fund had no class designations until June 1, 1993, when designations were assigned based on the pricing and Rule 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.

   Performance data for periods prior to June 1, 1993 will not reflect additional Rule 12b-1 Distribution Plan fees, if any, of up to 1% per year depending on the class of shares, which will adversely affect performance results for periods after such date. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

[cover]

                           [State Street tower logo]


                             State Street Research
                             Government Income Fund


                                 March 1, 1997


                              P R O S P E C T U S



[back]

STATE STREET RESEARCH
GOVERNMENT INCOME FUND
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110



GI-609D-397IBS                CONTROL NUMBER: 3738-970227(0398)SSR-LD

                             Supplement No. 1 dated
                                 March 1, 1997
                                       to
                         Prospectus dated March 1, 1997
                                      for
                             STATE STREET RESEARCH
                       STRATEGIC PORTFOLIOS: CONSERVATIVE
                             STATE STREET RESEARCH
                         STRATEGIC PORTFOLIOS: MODERATE
                             STATE STREET RESEARCH
                        STRATEGIC PORTFOLIOS: AGGRESSIVE

                 series of State Street Research Financial Trust

  Shares of the Funds are available as set forth below:


  Class A for Strategic Portfolios: Conservative and Strategic Portfolios:
Aggressive: Prior approval must be obtained from the Distributor before Class A shares are offered to anyone. Subject to such advance approval, Class A shares are only currently available in certain designated states for investments of $1,000,000 or more. Contact the Distributor for details.


  Class A shares are not currently available for acquisition through exchanges from another fund.

  Class A for Strategic Portfolios: Moderate: Class A shares are not currently offered.

  Class B: Class B shares of all three Funds are not currently offered.

  CLASS C: CLASS C SHARES OF ALL THREE FUNDS ARE CURRENTLY OFFERED AND AVAILABLE FOR INVESTMENT BY CERTAIN EMPLOYEE BENEFIT PLANS AND LARGE INSTITUTIONS.

  CLASS D: Class D shares of all three Funds are not currently offered.


CONTROL NUMBER:                                                  SP-601E-297IBS

3763-970314(0498)SSR-LD

STATE STREET RESEARCH

STRATEGIC PORTFOLIOS: CONSERVATIVE
STRATEGIC PORTFOLIOS: MODERATE
STRATEGIC PORTFOLIOS: AGGRESSIVE


Prospectus
March 1, 1997


STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE ("Strategic
Portfolios: Conservative" or the "Fund") seeks to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk, by allocating assets across an actively managed diversified mix of debt and equity securities.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE ("Strategic Portfolios:
Moderate" or the "Fund") seeks to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk, by allocating assets across an actively managed, diversified mix of equity and debt securities.

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE ("Strategic
Portfolios: Aggressive" or the "Fund") seeks to provide high total return from, primarily, growth of capital and, secondarily, current income, consistent with reasonable investment risk, by allocating assets across an actively managed diversified mix of equity and debt securities.

   In seeking to achieve their respective investment objectives, Strategic
Portfolios: Conservative aims at investing 70% of its net assets in debt securities and 30% of its net assets in equity securities; Strategic
Portfolios: Moderate aims at investing 55% of its net assets in equity securities and 45% of its net assets in debt securities; and Strategic
Portfolios: Aggressive aims at investing 80% of its net assets in equity securities and 20% of its net assets in debt securities.


   State Street Research & Management Company serves as investment adviser for the Funds (the "Investment Manager"). As of December 31, 1996, the Investment Manager had assets of approximately $41.7 billion under management. State Street Research Investment Services, Inc. serves as distributor (the Distributor) for the Funds.


   Shareholders may have their shares redeemed directly by the Funds at net asset value plus the applicable contingent deferred sales charge, if any; redemptions processed through securities dealers may be subject to processing charges.

   There are risks in any investment program, including the risk of changing economic and market conditions, and there is no assurance that the Funds will achieve their investment objectives. The net asset value of a share of a Fund will fluctuate as market conditions change.


   This Prospectus sets forth concisely the information a prospective investor ought to know about the Funds before investing. It should be retained for future reference. A Statement of Additional Information about the Funds dated March 1, 1997 has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus. It is available, at no charge, upon request to the Funds at the address indicated on the back cover or by calling 1-800-562-0032.


   Each Fund is a diversified series of State Street Research Financial Trust (the "Trust"), an open-end management investment company.


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



   SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

Table of Contents                                                         Page
--------------------------------------------------------------------------------



Table of Expenses                                                            2
Financial Highlights                                                         5
The Funds' Investments and Asset Allocation                                  8
Investment Practices                                                        12
Limiting Investment Risk                                                    14
Purchase of Shares                                                          15
Redemption of Shares                                                        23
Shareholder Services                                                        25
The Funds and Their Shares                                                  29
Management of the Funds                                                     30
Dividends and Distributions; Taxes                                          31
Calculation of Performance Data                                             32
Appendix--Description of Debt/Bond Ratings                                  33



   The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares).


   Class A shares are subject to (i) an initial sales charge of up to 4.5% and (ii) an annual service fee of 0.25% of the average daily net asset value of the Class A shares.


   Class B shares are subject to (i) a contingent deferred sales charge (declining from 5% to 2%), which will be imposed on most redemptions made within five years of purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after purchase. No contingent deferred sales charge applies after the fifth year following the purchase of Class B shares.


   Class C shares are offered only to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees.

   Class D shares are subject to (i) a contingent deferred sales charge of 1% if redeemed within one year following purchase and (ii) annual distribution and service fees of 1% of the average daily net asset value of such shares.


Table of Expenses
--------------------------------------------------------------------------------
                            Class A     Class B     Class C     Class D
                            -------     -------     -------     -------

Shareholder Transaction
  Expenses (1)

    Maximum Sales Charge
      Imposed on Purchases
      (as a percentage of
      offering price)            4.5%       None        None        None

    Maximum Deferred Sales
      Charge (as a
      percentage of net
      asset value at time
      of purchase or
      redemption, whichever
      is lower)                 None(2)        5%       None           1%

    Maximum Sales Charge
      Imposed on Reinvested
      Dividends (as a
      percentage of
      offering price)           None        None        None        None

    Redemption Fees (as a
      percentage of amount
      redeemed, if
      applicable)               None        None        None        None

    Exchange Fee                None        None        None        None



(1) Reduced sales charge purchase plans are available for Class A shares. The maximum 5% contingent deferred sales charge on Class B shares applies to redemptions during the first year after purchase; the charge declines thereafter and no contingent deferred sales charge is imposed after the fifth year. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. Long-term investors in Class A, Class B or Class D shares may, over a period of years, pay more than the economic equivalent of the maximum sales charge permissible under applicable rules. See "Purchase of

    Shares." The contingent deferred sales charge may also be imposed on shares involuntarily redeemed for accounts which have not maintained requisite minimum balances. See "Redemption of Shares--Additional Information."

(2) Purchases of Class A shares of $1 million or more are not subject to a sales charge. If such shares are redeemed within 12 months of purchase, a contingent deferred sales charge of 1% will be applied to the redemption. See "Purchase of Shares."

Strategic Portfolios:
Conservative                Class A     Class B     Class C     Class D
                            -------     -------     -------     -------

Annual Fund Operating
  Expenses
   (as a percentage of
    average net assets)

  Management Fees               0.60%       0.60%       0.60%        0.60%

  12b-1 Fees                    0.25%       1.00%       None         1.00%

  Other Expenses                0.89%       0.89%       0.89%        0.89%

    Less Voluntary
     Reduction                 (0.59%)     (0.59%)     (0.59%)      (0.59%)
                               ------      ------      ------       ------

      Total Fund Operating
       Expenses (after
       voluntary reduction)     1.15%       1.90%       0.90%        1.90%
                               =====       ======      ======       ======

Strategic Portfolios:
Moderate                    Class A     Class B     Class C     Class D
                            -------     -------     -------     -------
Annual Fund Operating
  Expenses
   (as a percentage of
   average net assets)

  Management Fees               0.65%       0.65%       0.65%        0.65%

  12b-1 Fees                    0.25%       1.00%       None         1.00%

  Other Expenses                0.85%       0.85%       0.85%        0.85%

    Less Voluntary
     Reduction                 (0.50%)     (0.50%)     (0.50%)      (0.50%)
                               ------      ------      ------       ------

      Total Fund Operating
       Expenses (after
       voluntary reduction)     1.25%       2.00%       1.00%        2.00%
                               =====       ======      ======       ======

Strategic Portfolios:
Aggressive                  Class A     Class B     Class C     Class D
                            -------     -------     -------     -------
Annual Fund Operating
  Expenses
   (as a percentage of
   average net assets)

  Management Fees               0.75%       0.75%       0.75%        0.75%

  12b-1 Fees                    0.25%       1.00%       None         1.00%

  Other Expenses                0.55%       0.55%       0.55%        0.55%

    Less Voluntary
     Reduction                 (0.20%)     (0.20%)     (0.20%)      (0.20%)
                               ------      ------      ------       ------

      Total Fund Operating
       Expenses (after
       voluntary reduction)     1.35%       2.10%       1.10%        2.10%
                               =====       ======      ======       ======

Example:

You would pay the following expenses on a $1,000 investment including, for Class A shares, the maximum applicable initial sales charge and assuming (1) 5% annual return and (2) redemption of the entire investment at the end of each time period:

Strategic Portfolios: Conservative

                      1 Year     3 Years     5 Years     10 Years

Class A shares         $56         $80         $105        $178
Class B shares (1)     $69         $90         $123        $203
Class C shares         $ 9         $29         $ 50        $111
Class D shares         $29         $60         $103        $222

You would pay the following expenses on the same investment, assuming no redemption:

Strategic Portfolios: Conservative

                      1 Year     3 Years     5 Years     10 Years

Class B (1)            $19         $60         $103        $203

Class D                $19         $60         $103        $222

Strategic Portfolios: Moderate

                      1 Year     3 Years     5 Years     10 Years

Class A shares         $57         $83         $111        $189
Class B shares (1)     $70         $93         $128        $213
Class C shares         $10         $32         $ 55        $122
Class D shares         $30         $63         $108        $233

Strategic Portfolios: Moderate

                      1 Year     3 Years     5 Years     10 Years

Class B (1)            $20         $63         $108        $213

Class D                $20         $63         $108        $233

Strategic Portfolios: Aggressive

                      1 Year     3 Years     5 Years     10 Years

Class A shares         $58         $86         $116        $200
Class B shares (1)     $71         $96         $133        $224
Class C shares         $11         $35         $ 61        $134
Class D shares         $31         $66         $113        $243

Strategic Portfolios: Aggressive

                      1 Year     3 Years     5 Years     10 Years

Class B (1)            $21         $66         $113        $224

Class D                $21         $66         $113        $243

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

The example should not be considered as a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.


   The purpose of the table above is to assist the investor in understanding the various costs and expenses that an investor will bear directly or indirectly. The percentage expense levels shown in the table above are based on experience with expenses during the fiscal year ended October 31, 1996; actual expense levels for the current fiscal year and future years may vary from the amounts shown. The table does not reflect charges for optional services elected by certain shareholders, such as the $7.50 fee for remittance of redemption proceeds by wire. For further information on sales charges, see "Purchase of Shares--Alternative Purchase Program"; for further information on management fees, see "Management of the Funds"; and for further information on 12b-1 fees, see "Purchase of Shares--Distribution Plan."


   The Funds have been advised that the Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to a Fund. Each Fund presently expects such assistance to be provided for the next 12 months or until such Fund's net assets reach $100 million, whichever first occurs. However, no Fund has received any firm commitment that such assistance will in fact be provided.


   For the period ended October 31, 1996, Total Fund Operating Expenses as a percentage of average net assets of Class A and Class C shares, respectively, would have been 1.91% and 1.41% of the Strategic Portfolios: Conservative; and 1.49% and 1.32% of the Strategic Portfolios: Aggressive; and would have been 1.50% for Class C shares of the Strategic Portfolios: Moderate, in the absence of the voluntary assumption of expenses by the Distributor and its affiliates. Such assumption of fees or expenses, as a percentage of average net assets, amounted to 0.76% and 0.51% of the Class A and Class C shares of the Strategic Portfolios:
Conservative, respectively; 0.14% and 0.22% of the Class A and Class C shares of the Strategic Portfolios: Aggressive, respectively; and 0.50% of the Class C shares of the Strategic Portfolios: Moderate. The amount of fees or expenses assumed during the fiscal year ended October 31, 1996 differed among classes because of fluctuating relative levels of assets in each class and expenses before reimbursement which may not be constant over time.



Financial Highlights

The data set forth below has been audited by Price Waterhouse LLP, independent accountants, and their reports thereon are included in the Statement of Additional Information. For further information about the performance of the Funds, see "Financial Statements" in the Statement of Additional Information. Financial information is not presented for Class B and Class D shares of the Strategic Portfolios: Conservative and the Strategic Portfolios: Aggressive and for Class A, Class B and Class D shares of the Strategic Portfolios: Moderate because no shares of those classes were outstanding during the periods presented.


Strategic Portfolios: Conservative


                                                                Class A
                                               -------------------------------------------
                                                                            May 16, 1994
                                                                          (Commencement of
                                               Year ended October 31       Operations) to
                                               --------------------       October 31, 1994
                                               1996**         1995**      ----------------
                                               ------         ------
Net asset value, beginning of year             $ 10.56        $  9.56          $  9.55
Net investment income*                             .42            .47              .20
Net realized and unrealized gain (loss) on
  investments, foreign currency and forward
  contracts                                        .66           1.00             (.09)
Dividends from net investment income              (.36)          (.47)            (.10)
Distribution from net realized gains              (.25)            --               --
                                               -------        -------          -------
Net asset value, end of year                   $ 11.03        $ 10.56          $  9.56
                                               =======        =======          =======
Total return                                     10.55%+        15.84%+           1.15%+++
Net assets at end of year (000s)               $   552        $27,637          $25,014
Ratio of operating expenses to average net
  assets*                                         1.15%          1.15%            1.15%++
Ratio of net investment income to average
  net assets*                                     4.35%          4.74%            4.48%++
Portfolio turnover rate                         126.41%        132.50%           70.35%
Average commission rate@                       $ .0436             --               --
*Reflects voluntary assumption of fees or
  expenses per share in each year              $   .07        $   .05          $   .03

                                                                 Class C
                                               -------------------------------------------

                                                                             May 16, 1994
                                                                           (Commencement of
                                                Year ended October 31       Operations) to
                                                ---------------------      October 31, 1994
                                                1996**         1995**      ----------------
                                                ------         ------
Net asset value, beginning of year              $ 10.56        $  9.56          $ 9.55
Net investment income*                              .50            .52             .21
Net realized and unrealized gain  (loss) on
  investments, foreign  currency and forward
  contracts                                         .60            .97            (.09)
Dividends from net investment  income              (.48)          (.49)           (.11)
Distribution from net realized gains               (.25)            --              --
                                                -------        -------          -------
Net asset value, end of year                    $ 10.93        $ 10.56          $ 9.56
                                                =======        =======          =======

Total return                                      10.82%+        16.11%+          1.25%+++
Net assets at end of year (000s)                $33,236        $ 1,433          $  100
Ratio of operating expenses to  average net
  assets*                                          0.90%          0.90%           0.90%++
Ratio of net investment income to  average
  net assets*                                      4.50%          4.91%           4.73%++
Portfolio turnover rate                          126.41%        132.50%          70.35%
Average commission rate@                        $ .0436             --              --
*Reflects voluntary assumption of  fees or
  expenses per share in  each year              $   .06        $   .05          $  .03

++ Annualized.
 + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
   Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
** Per-share figures have been calculated using the average shares method.
@ Average commission rate per share paid for security trades for fiscal years beginning on or after November 1, 1995.

Strategic Portfolios: Moderate

                                                                 Class C
                                         ------------------------------------------------------------
                                                                                  September 28, 1993
                                                                                   (Commencement of
                                                 Year ended October 31              Operations) to
                                         -----------------------------------       October 31, 1993
                                         1996**         1995**          1994       ----------------
                                         ------         ------          ----
Net asset value, beginning of year       $ 10.26        $  9.18        $  9.57         $  9.55
Net investment income*                       .35            .36            .28             .02
Net realized and unrealized gain
  (loss) on investments, foreign
  currency and forward contracts            1.07           1.01           (.45)             --
Dividends from net investment income        (.40)          (.29)          (.22)             --
                                         -------        -------        -------         -------
Net asset value, end of year             $ 11.28        $ 10.26        $  9.18         $  9.57
                                         =======        =======        =======         =======
Total return                               14.08%+        15.24%+        (1.81)%+         0.21%+++
Net assets at end of year (000s)         $44,989        $39,821        $28,494         $25,040
Ratio of operating expenses to
  average net assets*                       1.00%          1.00%          1.00%           1.00%++
Ratio of net investment income to
  average net assets*                       3.23%          3.68%          3.05%           2.32%++
Portfolio turnover rate                   127.59%        120.62%        142.86%           0.00%
Average commission rate@                 $ .0258             --             --              --
*Reflects voluntary assumption of
  fees or expenses per share in each
  year                                   $   .05        $   .07        $   .05         $   .00

++ Annualized.
+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
** Per-share figures have been calculated using the average shares method.
@ Average commission rate per share paid for security trades for fiscal years beginning on or after Novemer 1, 1995.

Strategic Portfolios: Aggressive

                                             Class A                                     Class C
                            -----------------------------------------    ------------------------------------------
                                                       May 16, 1994                                 May 16, 1994
                                                     (Commencement of                             (Commencement of
                            Year ended October 31     Operations) to     Year ended October 31     Operations) to
                            ---------------------    October 31, 1994    ---------------------     October 31, 1994
                             1996**       1995**     ----------------     1996**       1995**      ----------------
                             ------       ------                          ------       ------
Net asset value,
  beginning of year          $ 10.93      $  9.74         $  9.55        $ 10.94      $  9.74          $ 9.55
Net investment income*           .14          .20             .09            .22          .22             .10
Net realized and
  unrealized gain on
  investments, foreign
  currency and forward
  contracts                     1.79         1.19             .14           1.74         1.20             .14
Dividends from net
  investment income             (.17)        (.20)           (.04)          (.23)        (.22)           (.05)
Distribution from net
  realized gains                (.24)          --              --           (.24)          --              --
                             -------      -------         --------       -------      --------         -------
Net asset value, end of
  year                       $ 12.45      $ 10.93         $  9.74        $ 12.43      $ 10.94          $ 9.74
                             =======      =======         ========       =======      ========         =======
Total return                   18.05%+      14.49%+          2.41%+++      18.37%+      14.85%+          2.50%+++
Net assets at end of year
  (000s)                     $   623      $39,555         $50,999        $63,272      $20,809          $  102
Ratio of operating
  expenses to average net
  assets*                       1.35%        1.35%           1.35%++        1.10%        1.10%           1.10%++
Ratio of net investment
  income to average net
  assets*                       1.43%        1.98%           2.01%++        1.78%        2.13%           2.26%++
Portfolio turnover rate       145.59%      127.44%          37.75%        145.59%      127.44%          37.75%
Average commission rate@     $ .0251           --              --        $ .0251           --              --
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each year                   $   .01      $   .02         $   .01        $   .03      $   .02          $  .01

++ Annualized.
 + Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.
** Per-share figures have been calculated using the average shares method.
@ Average commission rate per share paid for security trades for fiscal years beginning on or after November 1, 1995.

The Funds' Investments and Asset Allocation

Each of Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive has its own investment objective and policies, as described below. Each Fund's investment objective is a fundamental policy of that Fund and may not be changed without approval of the shareholders of that Fund.

   In seeking to achieve its investment objective, each Fund follows certain investment strategies and policies which are described below and which may be changed without shareholder approval.

   Each Fund will generally allocate its net assets over the long term between equity and debt securities in accordance with the percentage targets set forth for each Fund below. Each Fund, however, may vary from its target from time to time within the ranges specified, based on the Investment Manager's view of economic and market conditions. In addition, each Fund may at any given point in time hold up to 15% of its net assets in cash or cash items for reasons of liquidity or for managing the duration of its debt securities. In the event that, owing to market action or for other reasons, the allocation of a Fund's net assets falls outside its specified percentage ranges for any significant length of time, the Investment Manager will rebalance such Fund's portfolio so that it falls within the specified ranges.

State Street Research Strategic Portfolios: Conservative

The investment objective of Strategic Portfolios: Conservative is to provide, primarily, a high level of current income and, secondarily, long-term growth of capital, consistent with the preservation of capital and reasonable investment risk.

   In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of debt and equity securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

 Security Type     Target          Range
 -------------     ------          -----
  Debt               70            60-80
  Equity             30            20-40

   The Fund will attempt to limit risk by allocating a substantial majority of the debt portion of its portfolio to investment grade securities. The Fund will not invest more than 5% of its net assets in non-investment grade debt securities. Equity securities will generally be stocks of larger, well established companies, i.e. companies with a market capitalization in excess of $2 billion whose securities are traded on a national securities exchange.

State Street Research Strategic Portfolios: Moderate

The investment objective of Strategic Portfolios: Moderate is to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk.

   In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of equity and debt securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

 Security Type     Target          Range
 -------------     ------          -----
  Equity             55            45-65
  Debt               45            35-55

   The Fund will attempt to prudently moderate risk by investing in a broad spectrum of equity and debt securities selected primarily from established companies and investment grade securities. The equity securities will generally be traded on either a national securities exchange or the National Association of Securities Dealers Automated Quotation ("NASDAQ") system.

State Street Research Strategic Portfolios: Aggressive

The Investment objective of Strategic Portfolios: Aggressive is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

   In seeking to achieve this investment objective the Fund allocates assets across an actively managed diversified mix of equity and debt securities, which the Fund intends, under normal conditions, to allocate, as percentages of net assets, as follows:

 Security Type     Target          Range
 -------------     ------          -----
  Equity             80            70-90
  Debt               20            10-30

   The Fund may invest in stocks of smaller and emerging companies and lower quality bonds and other securities that management believes will provide higher returns over the long-term. The equity securities will generally be traded on either a national securities exchange or the NASDAQ system; however, emphasis will likely be on securities traded on the NASDAQ system. Since this strategy involves a higher degree of market risk compared to Strategic Portfolios: Moderate and Strategic Portfolios: Conservative, this Fund may be more appropriate for investors who have greater tolerance for market fluctuations.

Equity Securities

Each Fund's equity investments will consist of common stocks, or securities convertible into common stocks (e.g. preferred stocks, bonds and debentures), or which carry the right to acquire common stocks (e.g., warrants), primarily having long-term growth potential. Each Fund invests in a broad range of industries and a diversified list of companies whose earnings and/or assets are expected to grow at a rate above the average of the Standard & Poor's 500 Stock Index (the "S&P 500") over the long term. Consequently, the Investment Manager seeks to identify those industries offering the greatest possibilities-for profitable expansion. Each Fund also invests in those equity securities which the Investment Manager believes to be selling below their intrinsic values or equity securities of cyclical companies at low points in their cycles.

   Each Fund may invest in securities of non-U.S. issuers directly or indirectly, as for example, in American Depositary Receipts and European Depositary Receipts. See "Investment Practices" herein.

   Each Fund to a lesser or greater degree may invest in equity securities of companies with a smaller or intermediate market capitalization and companies in the emerging growth stage of development. Such securities generally will constitute no more than 10% of the net assets of Strategic Portfolios:
Conservative, but may constitute in the range of 10% to 30% and 15% to 40%, respectively, of Strategic Portfolios: Moderate and Strategic Portfolios:
Aggressive. A company's market capitalization, i.e., the total market value of its publicly traded equity securities, is currently regarded by the Investment Manager as small or intermediate if it is $2 billion or less; the specific dollar amount of capitalization may vary over time and is dependent to some extent on market conditions. The Investment Manager considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. Investments in these securities may involve greater than average risks because of the possible limited marketability of such securities and the possibility that their prices may fluctuate more widely than the securities of larger more established companies or than the market as a whole.

   For further information regarding equity investments, see "Investment Practices" herein and the Statement of Additional Information.

Debt Securities

Each Fund's debt investments consist of a broad range of short-term or long-term corporate bonds and notes, and U.S. Government securities, and may also include mortgage-related securities, including jumbo mortgage pools, and asset-backed securities, both senior and subordinated, zero coupon securities, pay in kind (PIK) securities, stripped securities, indexed securities, and debt securities of foreign issuers, governments or agencies.


   U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations. The U.S. Government securities in which the Funds invest include, among others: direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds; obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and obligations of mixed-ownership Government corporations such as Resolution Funding Corporation. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so.



   Strategic Portfolios: Conservative will invest 55% or more, and Strategic
Portfolios: Moderate will invest 25% or more, of net assets in debt securities that are considered investment grade by either Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's" ), i.e., rated in the BBB major rating category or higher by S&P or in the Baa major rating category or higher by Moody's, or which are not rated but considered by the Investment Manager to be equivalent to investment grade. Strategic
Portfolios: Aggressive may invest but is not required to invest any particular percentage of net assets in such debt securities. Strategic
Portfolios: Conservative may invest up to 5%, and Strategic Portfolios:
Moderate and Strategic Portfolios: Aggressive may invest up to 15%, of net assets in non-investment grade debt securities, including securities rated as low as D by S&P or C by Moody's.


   In seeking debt investments for the Funds, including any in the lower rated categories, the Investment Manager seeks to identify those securities the returns on which are appropriate within the context of the risks involved. In doing so, the Investment Manager will consider both its own credit analysis and the ratings of S&P and Moody's. In the event the rating of a security held by a Fund is downgraded, the Investment Manager will determine whether the security should be retained or sold depending on an assessment of all facts and circumstances at that time. When interest rates increase, the value of debt securities and shares of a Fund can be expected to decline.


   For debt rated in the BBB category by S&P, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal. Bonds rated in the Baa category by Moody's lack outstanding investment characteristics and in fact have speculative characteristics as well. Lower rated high yield, high risk securities (i.e., bonds rated in the BB category or lower by S&P or in the Ba category or lower by Moody's or equivalent as determined by the Investment Manager) commonly known as "junk bonds" generally involve more credit risk than higher rated securities and are considered by S&P and Moody's to be predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities may also be subject to greater market price fluctuations than lower yielding, higher rated debt securities; credit ratings do not reflect this market risk. In addition, these ratings may not reflect the effect of recent developments on an issuer's ability to make interest and principal payments. Bonds rated in the lowest category and in default may never resume interest payments or repay principal, and their market value may be difficult to determine. Additional risks of such securities include (i) limited liquidity and secondary market support, particularly in the case of securities that are not rated or are subject to restrictions on resale, which may limit the availability of securities for purchase by the Funds, limit the ability of the Funds to sell portfolio securities either to meet redemption requests or in response to changes in the economy or the financial markets, heighten the effect of adverse publicity and investor perceptions and make selection and valuation of portfolio securities more subjective and dependent upon the Investment Manager's credit analysis; (ii) substantial market price volatility and/or the potential for the insolvency of issuers during periods of changing interest rates and economic difficulty, particularly with respect to securities that do not pay interest currently in cash; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the possibility that earnings of the issuer may be insufficient to meet its debt service; and
(v) the realization of taxable income for shareholders without the corresponding receipt of cash in connection with investments in "zero coupon" or "pay-in-kind" securities. Growth in the market for lower rated high yield, high risk securities has parallelled a general expansion in certain sectors in the U.S.

economy, and the effects of adverse economic changes (including recessions) are unclear.


   For further information concerning the ratings of debt securities, see the Appendix to this Prospectus.

   Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive may invest up to 40%, 30% and 15%, respectively, of total assets in mortgage-related securities which the Investment Manager considers to be investment grade securities.



   Mortgage-related securities represent interests in private pools of mortgage loans and provide the Funds with a flow-through of interest and principal payments as such payments are received with respect to the mortgages in the pool. Mortgage-related securities may be issued by private entities such as investment banking firms, insurance companies, mortgage bankers and home builders. An issuer may offer senior or subordinated securities related to the same pool of mortgages. The senior securities have priority to the interest and/or principal payments on the mortgages in the pool; the subordinate securities have less priority to such payments. The possibility of prepayment of underlying mortgages, which might be motivated, for instance, by declining interest rates, could lessen the potential for total return in mortgage-related securities. Under such conditions it may not be possible to reinvest the proceeds at the prior interest rate levels.



   U.S. Government agency securities and private label mortgage-related securities in which the Funds may invest include: collateralized mortgage obligations which may be sequential, planned amortization class or tactical amortization class; adjustable rate mortgage, used primarily for defensive purposes, which may be constant-maturity treasuries or 11th District (California) cost-of-funds; and whole or jumbo loans which are loans in excess of an agency's maximum mortgage size.


   Jumbo mortgage pools are backed by mortgages on single family residential homes for a dollar amount higher than mortgages underwritten by government-backed agency mortgage programs. Investments in these pools are subject to the additional risks entailed by the geographic and economic concentration of a majority of the mortgages in these pools being in large metropolitan centers on the East and West coasts and on homes owned by high income individuals and the adverse effect of possible recessions in these areas resulting in potential defaults in mortgage payments and consequent losses to the pool.

   Each Fund may also invest in stripped securities issued by governmental or private issuers. Stripped securities include mortgage-backed securities which have been divided into separate interest and principal components. Holders of the interest components will receive payments of the interest, and holders of the principal components will receive payments of the principal, on the mortgages. Issuers may issue combinations of interest components and principal components. "Interest only" securities are known as IOs; "principal only" securities are known as POs. The risks inherent in IOs and POs, or variations thereof, stem from the effects of declining interest rates and the resultant prepayments of the mortgages. For example, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an IO, even though the IO is rated in the highest rating category by a nationally recognized statistical rating organization. In the case of a PO, a Fund may have difficulty reinvesting receipts of prepayments of principal for an attractive return. The market for IOs and POs is new and there is no assurance it will operate efficiently or provide liquidity in the future.

   Asset-backed (other than mortgage-related) securities represent interests in pools of consumer loans such as credit card receivables, auto loans and leases, loans on equipment such as computers, and other financial instruments. These securities provide a flow-through of interest and principal payments as payments are received on the loans or leases and may be supported by letters of credit or similar guarantees of payment by a financial institution. These securities are subject to the risks of non-payment of the underlying loans as well as the risks of pre-payment. An interest in a bank sponsored master trust which holds the receivables for a major international credit card is an example of an asset-backed security; an interest in a trust which holds the customer receivables for a large consumer products company is another example.

   Strategic Portfolios: Conservative, Strategic Portfolios: Moderate and Strategic Portfolios: Aggressive may invest up to 35%, 25%, and 10%, respectively, of total assets in stripped and asset-backed (other than mortgage-related) securities which the Investment Manager considers to be investment grade.

   Zero or step coupon securities may pay no interest for all or a portion of their life but are purchased at a discount to face value at maturity. Their return consists of the amortization of the discount between their purchase price and their maturity value, plus, in the case of a step coupon, any fixed rate interest income. Zero coupon securities pay no interest to holders prior to maturity even though interest on these securities is reported as income to a Fund. The reporting of interest for PIK securities is similar to the reporting of interest for zero coupon securities. Each Fund will be required to distribute all or substantially all of such amounts annually to its shareholders. These distributions may cause a Fund to liquidate portfolio assets in order to make such distributions at a time when the Fund may have otherwise chosen not to sell such securities. The amount of the discount fluctuates with the market value of such securities, which may be more volatile than that of securities which pay interest at regular intervals. PIK debt securities permit the issuer to pay the interest thereon either in cash or as additional debt obligations and generally provide a higher rate of overall return than obligations which pay interest on a regular basis although they may experience greater market volatility than the latter. Excluding U.S. Treasury strip securities (zero coupon securities), none of the Funds expect to invest more than 5% of its net assets in zero or step coupon securities.

Investment Practices

Foreign Investments


Each Fund reserves the right to invest without limitation in securities of non-U.S. issuers directly, or indirectly in the form of American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") or indices or baskets of securities of foreign issuers. Under current policy, however, Strategic Portfolios: Conservative limits such investments to a maximum of 25%, Strategic Portfolios: Moderate to a maximum of 30%, and Strategic
Portfolios: Aggressive to a maximum of 35%, of its total assets including
ADRs.


   ADRs are receipts, typically issued by a U.S. bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation or other entity. EDRs are receipts issued in Europe which evidence a similar ownership arrangement. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs are designed for use in European securities markets. The underlying securities are not always denominated in the same currency as the ADRs or EDRs. Although investment in the form of ADRs or EDRs facilitates trading in foreign securities, it does not mitigate all the risks associated with investing in foreign securities.


   ADRs are available through facilities which may be either "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer establishes the facility, pays some or all of the depository's fees, and usually agrees to provide shareholder communications. In an unsponsored arrangement, the foreign issuer is not involved, and the ADR holders pay the fees of the depository. Sponsored ADRs are generally more advantageous to the ADR holders and the issuer than are unsponsored ADRs. More and higher fees are generally charged in an unsponsored program compared to a sponsored facility. Only sponsored ADRs may be listed on the New York or American Stock Exchanges. Unsponsored ADRs may prove to be more risky due to (a) the additional costs involved to the Fund; (b) the relative illiquidity of the issue in U.S. markets; and (c) the possibility of higher trading costs in the over-the-counter market as opposed to exchange-based tradings. A Fund will take these and other risk considerations into account before making an investment in an unsponsored ADR.


   The risks associated with investments in foreign securities include those resulting from fluctuations in currency exchange rates, revaluation of currencies, future political and economic developments, including the risks of nationalization or expropriation, the possible imposition of currency exchange blockages, higher operating expenses, foreign withholding and other taxes which may reduce investment return, reduced availability of public information concerning issuers, the difficulties in obtaining and enforcing a judgment against a foreign issuer and the fact that foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic issuers. Moreover, securities of many foreign issuers may be less liquid and their prices more volatile than those of securities of comparable domestic issuers. Investments in foreign securities also involve the additional cost of converting foreign currency into U.S. dollars.


   It is anticipated that a majority of the foreign investments by each Fund will consist of securities of issuers in countries with developed economies. However, each Fund may also invest in the securities of issuers in countries with less developed economies as deemed appropriate by the Investment Manager. Such countries include countries that have an emerging stock market that trades a small number of securities; countries with low- to middle-income economies; and/or countries with economies that are based on only a few industries. Eastern European countries are considered to have less developed capital markets. Some of the risks set forth above may be heightened for investments in those countries.


   For further information regarding foreign investments, see the Statement of Additional Information.

Currency Transactions

In order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies, each Fund may engage in currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or by entering into forward contracts to purchase or sell currencies. Although such contracts tend to minimize the risk of loss resulting from a correctly predicted decline in value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase. In entering a forward currency transaction, the Funds are dependent upon the creditworthiness and good faith of the counterparty. The Funds will attempt to reduce the risks of nonperformance by a counterparty by dealing only with established, reputable institutions with which the Investment Manager has done substantial business in the past. For further information, see the Statement of Additional Information.

Securities Lending


A Fund may lend portfolio securities with a value of up to 33-1/3% of its total assets. A Fund will receive cash or cash equivalents (e.g., U.S. Government obligations) as collateral in an amount equal to at least 100% of the current market value of the loaned securities plus accrued interest. Collateral received by a Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or any combination thereof. The investing of cash collateral received from loaning portfolio securities involves leverage which magnifies the potential for gain or loss on monies invested and, therefore, results in an increase in the volatility of a Fund's outstanding securities. Such loans may be terminated at any time.


   A Fund will retain most rights of ownership including rights to dividends, interest or other distributions on the loaned securities. Voting rights pass with the lending, although a Fund may call loans to vote proxies if desired. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Loans are made only to borrowers which are deemed by the Investment Manager to be of good financial standing.

Other Considerations

Certain Derivative Securities

Each Fund may, subject to certain limitations, buy and sell options, futures contracts and options on futures contracts on securities, securities indices and currencies. A Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets; similar policies apply to options which are not commodities. Each Fund may enter various forms of swap arrangements, which have simultaneously the characteristics of a security and a futures contract, although none of the Funds presently expect to invest more than 5% of its total assets in such items. These swap arrangements include interest rate swaps, currency swaps and index swaps. See the Statement of Additional Information.

Other Investments


Each Fund may invest in restricted securities including restricted securities available in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), which allows for the resale of such securities among certain qualified institutional buyers. Rule 144A Securities may be determined to be liquid by or in accordance with guidelines established by the Board of Trustees for purposes of complying with a Fund's investment restrictions applicable to investments in illiquid securities. Because the market for such securities is still developing, such securities could possibly become illiquid in particular circumstances. See the Statement of Additional Information.


   Each Fund may enter into repurchase agreements and purchase securities on a "when-issued" or forward commitment basis. See the Statement of Additional Information.

Portfolio Turnover


Each Fund reserves full freedom with respect to portfolio turnover. In periods when there are rapid changes in economic conditions or security price levels or when investment strategy changes significantly, portfolio turnover may be higher than during times of economic and market price stability or when investment strategy remains relatively constant. A higher portfolio turnover rate may result in greater transaction costs relative to other funds, and may have tax and other consequences as well. See the Statement of Additional Information.



Limiting Investment Risk


In seeking to lessen investment risk, each Fund operates under certain investment restrictions which may not be changed except by a vote of the shareholders of the Fund. Under these restrictions, none of the Funds may purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or, cause more than 10% of the voting securities of such issuer to be held by the Fund (except that for Stratetgic Portfolios: Conservative the 10% limit on voting securities applies to 100% of the Fund's total assets). None of the Funds may invest more than 25% of the Fund's total assets in securities of issuers principally engaged in any one industry, except this restriction does not apply to investments in U.S. Government securities. In addition, each Fund may borrow money (through reverse repurchase agreements or otherwise) only for extraordinary and emergency purposes, and then not in an amount in excess of 25% of the value of its total assets.


   Each Fund operates under other investment restrictions which may be changed without shareholder approval. Under these restrictions none of the Funds may invest more than 15% of its total assets in illiquid securities including repurchase agreements extending for more than seven days. An illiquid portfolio may affect the ability of a Fund to sell securities either to meet redemption requests or in response to changes in the economy or the financial markets.

   For further information on the above and other investment restrictions, including additional investment restrictions which may be changed without a shareholder vote, see the Statement of Additional Information.

   A Fund may not lend money; however, a Fund may purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto).


   Each Fund may hold up to 100% of its assets in cash or short-term debt securities for temporary defensive purposes. A Fund will adopt a temporary defensive position when, in the opinion of the Investment Manager, such a position is more likely to pro-vide protection against adverse market conditions than adherence to the Fund's other investment policies. The types of short-term instruments in which a Fund may invest for such purposes include short-term money market securities such as repurchase agreements, U.S. Government securities, certificates of deposit, time deposits and bankers' acceptances of certain qualified financial institutions and corporate commercial paper rated at the time of purchase at least "A" by S&P or "Prime" by Moody's (or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least "A" by S&P or Moody's). See the Statement of Additional Information. When a Fund adopts a temporary defensive position, its investment objective may not be achieved.



Information on the Purchase of Shares, Redemption of Shares and Shareholder Services is set forth below on pages 15 to 29.


 The Funds are available for investment by many kinds of investors including participants investing through 401(k) or other retirement plan sponsors, employees investing through savings plans sponsored by employers, Individual Retirement Accounts ("IRAs"), trusts, corporations, individuals, etc. The applicability of the general information and administrative procedures set forth below under Purchase of Shares, Redemption of Shares and Shareholder Services accordingly will vary depending on the investor and the recordkeeping system established for a shareholder's investment in a Fund. Participants in 401(k) and other plans should first consult with the appropriate person at their employer or refer to the plan materials before following any of the procedures below. For more information or assistance, anyone may call 1-800-562-0032.

Purchase of Shares

Methods of Purchase


Through Dealers and Others



Shares of the Funds are continuously offered through securities dealers, financial institutions and others (collectively referred to herein as securities dealers or dealers) who have entered into sales agreements with the Distributor. Purchases through dealers are confirmed at the offering price, which is the net asset value plus the applicable sales charge, next determined after the order is duly received by State Street Research Shareholder Services ("Shareholder Services"), a division of State Street Research Investment Services, Inc., from the dealer. ("Duly received" for purposes herein means in accordance with the conditions of the applicable method of purchase as described below.) The dealer is responsible for transmitting the order promptly to Shareholder Services in order to permit the investor to obtain the current price. See "Purchase of Shares--Net Asset Value" herein.


By Mail


Initial investments in a Fund may be made by mailing or delivering to the investor's dealer a completed Application (accompanying this Prospectus), together with a check for the total purchase price payable to the Fund. The dealer must forward the Application and check in accordance with the instructions on the Application.


   Additional shares may be purchased by mailing to Shareholder Services a check payable to a Fund in the amount of the total purchase price together with any one of the following: (i) an Application; (ii) the stub from a shareholder's account statement; or (iii) a letter setting forth the name of the Fund, the class of shares and the shareholder's account name and number. Shareholder Services will deliver the purchase order to the transfer agent and dividend paying agent, State Street Bank and Trust Company (the "Transfer Agent").

   If a check is not honored for its full amount, the purchaser could be subject to additional charges to cover collection costs and any investment loss, and the purchase may be cancelled.

By Wire


An investor may purchase shares by wiring Federal Funds of not less than $5,000 to State Street Bank and Trust Company, which also serves as the Trust's custodian (the "Custodian"), as set forth below. Prior to making an investment by wire, an investor must notify Shareholder Services at 1-800-562-0032 and obtain a control number and instructions. Following such notification, Federal Funds should be wired through the Federal Reserve System to:


   ABA #011000028
   State Street Bank and Trust Company
   Boston, MA
   BNF = Name of Fund and class of shares
         (A, B, C or D)
   AC  = 99029761
   OBI = Shareholder Name
         Shareholder Account Number
   Control #K (assigned by State Street
    Research Shareholder Services)

   In order for a wire investment to be processed on the same day (i) the investor must notify Shareholder Services of his or her intention to make such investment by 12 noon Boston time on the day of his or her investment; and (ii) the wire must be received by 4 P.M. Boston time that same day.

   An investor making an initial investment by wire must promptly complete the Application accompanying this Prospectus and deliver it to his or her securities dealer, who should forward it as required. No redemptions will be effected until the Application has been duly processed.


   A Fund may in its discretion discontinue, suspend or change the practice of accepting orders by any of the methods described above. Orders for the purchase of shares are subject to acceptance by a Fund. Each Fund reserves the right to suspend the sale of shares, or to reject any purchase order, including orders in connection with exchanges, for any reason.


Minimum Investment
                                               Class of Shares
                                  -----------------------------------------
                                    A              B         C          D
                                  ------         ------    -----     -------
Minimum Initial Investment
 By Wire                          $5,000         $5,000     (a)      $5,000
 IRAs                             $2,000         $2,000     (a)      $2,000
 By Investamatic                  $1,000         $1,000     (a)      $1,000
 All other                        $2,500         $2,500     (a)      $2,500
Minimum Subsequent Investment
 By Wire                          $5,000         $5,000     (a)      $5,000
 IRAs                             $   50         $   50     (a)      $   50
 By Investamatic                  $   50         $   50     (a)      $   50
 All other                        $   50         $   50     (a)      $   50

(a) Special conditions apply; contact the Distributor.


   Each Fund reserves the right to vary the minimums for initial or subsequent investments as in the case of, for example, exchanges and investments under various employee benefit plans, sponsored arrangements involving group solicitations of the members of an organization, or other investment plans for reinvestment of dividends and distributions or for periodic investments (e.g., Investamatic Program).


Alternative Purchase Program

General

Alternative classes of shares permit investors to select a purchase program which they believe will be the most advantageous for them, given the amount of their purchase, the length of time they anticipate holding Fund shares, or the flexibility they desire in this regard, and other relevant circumstances. Investors will be able to determine whether in their particular circumstances it is more advantageous to incur an initial sales charge and not be subject to certain ongoing charges or to have their entire initial purchase price invested in a Fund with the investment being subject thereafter to ongoing service fees and distribution fees.


   As described in greater detail below, dealers are paid differing amounts of commission and other compensation depending on which class of shares they sell.

The major differences among the various classes of shares are as follows:

                          CLASS A                 CLASS B         CLASS C           CLASS D
                          -------                 -------         -------           -------
Sales Charges     Initial sales charge    Contingent deferred     None      Contingent deferred
                  at time of investment   sales charge of 5% to             sales charge of 1%
                  of up to 4.5%           2% applies to any                 applies to any shares
                  depending on amount     shares redeemed                   redeemed within one
                  of investment           within first five                 year following their
                                          years following their             purchase
                                          purchase; no
                                          contingent deferred
                                          sales charge after
                                          five years

                  On investments of $1
                  million or more, no
                  initial sales charge;
                  but contingent
                  deferred sales charge
                  of 1% applies to any
                  shares redeemed
                  within one year
                  following their
                  purchase

Distribution Fee  None                    0.75% for first eight   None      0.75% each year
                                          years; Class B shares
                                          convert automatically
                                          to Class A shares
                                          after eight years

Service Fee       0.25% each year         0.25% each year         None      0.25% each year

Initial           Above described         4%                      None      1%
Commission        initial sales charge
Received by       less 0.25% to 0.50%
Selling           retained by
Dealers           Distributor

                  On investments of
                  $1 million or more,
                  0.25% to 1% paid to
                  dealer by Distributor

   In deciding which class of shares to purchase, the investor should consider the amount of the investment, the length of time the investment is expected to be held, and the ongoing service fee and distribution fee, among other factors.

   Class A shares are sold at net asset value plus an initial sales charge of up to 4.5% of the public offering price. Because of the sales charge, not all of an investor's purchase amount is invested unless the purchase equals $1,000,000 or more. Class B shareholders pay no initial sales charge, but a contingent deferred sales charge of up to 5% generally applies to shares redeemed within five years of purchase. Class D shareholders also pay no initial sales charge, but a contingent deferred sales charge of 1% generally applies to redemptions made within one year of purchase. For Class B and Class D shareholders, therefore, the entire purchase amount is immediately invested in a Fund.

   An investor who qualifies for a significantly reduced initial sales charge, or a complete waiver of the sales charge on investments of $1,000,000 or more, on the purchase of Class A shares might elect that option to take advantage of the lower ongoing service and distribution fees that characterize Class A shares compared with Class B or Class D shares.

   Class A, Class B and Class D shares are assessed an annual service fee of 0.25% of average daily net assets. Class B shares are assessed an annual distribution fee of 0.75% of daily net assets for an eight-year period following the date of purchase and are then automatically converted to Class A shares. Class D shares are assessed an annual distribution fee of 0.75% of daily net assets for as long as the shares are held. The prospective investor should consider these fees plus the initial or contingent deferred sales charges in estimating the costs of investing in the various classes of a Fund's shares.

   Only certain employee benefit plans and large institutions may make investments in Class C shares.


   Some of the service and distribution fees are allocated to dealers (see "Distribution Plan" below). In addition, the Distributor will, at its expense, provide additional cash and noncash incentives to dealers that sell shares. Such incentives may be extended only to those dealers that have sold or may sell significant amounts of shares and/or meet other conditions established by the Distributor; for example, the Distributor may sponsor special promotions to develop particular distribution channels or to reach certain investor groups. The Distributor may also compensate those dealers with clients who maintain their investments in a Fund over a period of years. The incentives may include merchandise and trips to and attendance at sales seminars at resorts.


Class A Shares--Initial Sales Charges

Sales Charges


The purchase price of a Class A share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein, plus a sales charge which varies depending on the dollar amount of the shares purchased as set forth in the table below. A major portion of this sales charge is reallowed by the Distributor to the dealer responsible for the sale.
                                              Sales
                                Sales         Charge
                                Charge         Paid
                               Paid By          By          Dealer
           Dollar              Investor      Investor     Concession
         Amount of             As % of       As % of       As % of
          Purchase             Purchase     Net Asset      Purchase
        Transaction             Price         Value         Price

Less than $100,000               4.50%         4.71%         4.00%

$100,000 or above but less
  than $250,000                  3.50%         3.63%         3.00%

$250,000 or above but less
  than $500,000                  2.50%         2.56%         2.00%

$500,000 or above but less
  than $1 million                2.00%         2.04%         1.75%

                                                             See
                                                          following
$1 million and above                0%            0%     discussion

   On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor may pay the authorized dealer a commission based on the aggregate of such sales as follows:


Amount of Sale                      Commission
--------------                      ----------
(a) $1 million to $3 million            1.00%
(b) Next $2 million                     0.50%
(c) Amount over $5 million              0.25%



   On such sales of $1,000,000 or more, unless the above commission is waived by the dealer, the investor is subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. However, such redeemed shares will not be subject to the contingent deferred sales charge to the extent that their value represents (1) capital appreciation or (2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" below (as otherwise applicable to Class B shares).


   Class A shares of a Fund that are purchased without a sales charge may be exchanged for Class A shares of certain other Eligible Funds, as described below, without the imposition of a contingent deferred sales charge, although contingent deferred sales charges may apply upon a subsequent redemption within one year of the Class A shares which are acquired through such exchange. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Reduced Sales Charges

The reduced sales charges set forth in the table above are applicable to purchases made at any one time by any "person," as defined in the Statement of Additional Information, of $100,000 or more of Class A shares of a Fund or a combination of "Eligible Funds." "Eligible Funds" include the Funds and other funds so designated by the Distributor from time to time. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Securities dealers should call Shareholder Services for details concerning the other Eligible Funds and any persons who may qualify for reduced sales charges and related information. See the Statement of Additional Information.

Letter of Intent

Any investor who provides a Letter of Intent may qualify for a reduced sales charge on purchases of no less than an aggregate of $100,000 of Class A shares of a Fund and any other Eligible Funds within a 13-month period.
Class B, Class C and Class D shares may also be included under certain circumstances. Additional information on a Letter of Intent is available from dealers, or from the Distributor, and also appears in the Statement of Additional Information.

Right of Accumulation

Investors may purchase Class A shares of a Fund or a combination of shares of the Funds and other Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. Under the Right of Accumulation, the sales charge is determined by combining the current purchase with the value of the Class A shares of other Eligible Funds held at the time of purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. See the Statement of Additional Information and call Shareholder Services for details concerning the Right of Accumulation.

Other Programs


Class A shares of the Funds may be sold or issued in an exchange at a reduced sales charge or without a sales charge pursuant to certain sponsored arrangements, which include programs under which a company, employee benefit plan or other organization makes recommendations to, or permits group solicitation of, its employees, members or participants, except any organization created primarily for the purpose of obtaining shares of the Funds at a reduced sales charge or without a sales charge. Sales without a sales charge, or with a reduced sales charge, may also be made through brokers, financial planners, institutions, and others, under managed fee-based programs (e.g., "wrap fee" or similar programs) which meet certain requirements established from time to time by the Distributor. Information on such arrangements and further conditions and limitations is available from the Distributor.



   In addition, no sales charge is imposed in connection with the sale of Class A shares of a Fund to the following entities and persons: (A) the Investment Manager, Distributor, or any affiliated entities, including any direct or indirect parent companies and other subsidiaries of such parents (collectively "Affiliated Companies"); (B) employees, officers, sales representatives or current or retired directors or trustees of the Affiliated Companies or any investment company managed by any of the Affiliated Companies, any relatives of any such individuals whose relationship is directly verified by such individuals to the Distributor, or any beneficial account for such relatives or individuals; and (C) employees, officers, sales representatives or directors of dealers and other entities with a selling agreement with the Distributor to sell shares of any aforementioned investment company, any spouse or child of such person, or any beneficial account for any of them. The purchase must be made for investment and the shares purchased may not be resold except through redemption. This purchase program is subject to such administrative policies, regarding the qualification of purchasers, minimum investments by various groups of eligible persons and any other matters, as may be adopted by the Distributor from time to time.


Class B Shares--Contingent Deferred Sales Charges

Contingent Deferred Sales Charges

The public offering price of Class B shares is the net asset value per share next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. However, a contingent deferred sales charge may be imposed upon redemptions of Class B shares as described below.

   The Distributor will pay securities dealers at the time of sale a 4% commission for selling Class B shares. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class B shares without an initial sales charge.

   Class B shares that are redeemed within a five-year period after their purchase will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or (2) reinvestment of dividends or capital gains distributions. The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of such shares at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                         Contingent
                                       Deferred Sales
                                          Charge As
                                       A Percentage Of
                                       Net Asset Value
Redemption During                       At Redemption
-----------------                      ----------------
1st Year Since Purchase                       5%
2nd Year Since Purchase                       4
3rd Year Since Purchase                       3
4th Year Since Purchase                       3
5th Year Since Purchase                       2
6th Year Since Purchase and Thereafter      None


   In determining the applicability and rate of any contingent deferred sales charge, it will be assumed that a redemption of Class B shares is made first of those shares having the greatest capital appreciation, next of shares representing reinvestment of dividends and capital gains distributions and finally of remaining shares held by the shareholder for the longest period of time. The holding period for purposes of applying a contingent deferred sales charge on Class B shares of a Fund acquired through an exchange from another Eligible Fund will be measured from the date that such shares were initially acquired in the other Eligible Fund, and Class B shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gains distribution reinvestments in such other Eligible Fund. These determinations will result in any contingent deferred sales charge being imposed at the lowest possible rate. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Contingent Deferred Sales Charge Waivers


The contingent deferred sales charge does not apply to exchanges, or to redemptions under a systematic withdrawal plan which meets certain conditions. In addition, the contingent deferred sales charge will be waived for: (i) redemptions made within one year of the death or total disability, as defined by the Social Security Administration, of all shareholders of an account; (ii) redemptions made after attainment of a specific age in an amount which represents the minimum distribution required at such age under
Section 401(a)(9) of the Internal Revenue Code for retirement accounts or plans (e.g., age 70-1/2 for IRAs and Section 403(b) plans), calculated solely on the basis of assets invested in a Fund or other Eligible Funds; and (iii) a redemption resulting from a tax-free return of an excess contribution to an IRA. (The foregoing waivers do not apply to a tax-free rollover or transfer of assets out of a Fund.) The Funds may modify or terminate the waivers described above at any time; for example, the Funds may limit the application of multiple waivers and establish other conditions for employee benefit plans.


Conversion of Class B Shares to Class A Shares

A shareholder's Class B shares, including all shares received as dividends or distributions with respect to such shares, will automatically convert to Class A shares of a Fund at the end of eight years following the issuance of the Class B shares; consequently, they will no longer be subject to the higher expenses borne by Class B shares. The conversion rate will be determined on the basis of the relative per share net asset values of the two classes and may result in a shareholder receiving either a greater or fewer number of Class A shares than the Class B shares so converted. As noted above, holding periods for Class B shares received in exchange for Class B shares of other Eligible Funds will be counted toward the eight-year period.

Class C Shares--Institutional; No Sales Charge

The purchase price of a Class C share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase or redemption. The Funds will receive the full amount of the investor's purchase payment.


   In general, Class C shares are only available for new investments by certain large institutions and employee benefit plans which acquire shares through programs or products sponsored by Metropolitan Life Insurance Company ("Metropolitan") and/or its affiliates, for which Class C shares have been designated. Information on the availability of Class C shares and further conditions and limitations is available from the Distributor.


Class D Shares--Spread Sales Charges


The purchase price of a Class D share of a Fund is the Fund's per share net asset value next determined after the purchase order is duly received, as defined herein. No sales charge is imposed at the time of purchase; thus the full amount of the investor's purchase payment will be invested in the Funds. Class D shares are subject to a 1% contingent deferred sales charge on any portion of the purchase redeemed within one year of the sale. The contingent deferred sales charge will be 1% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. The Distributor pays dealers a 1% commission for selling Class D shares at the time of purchase. The proceeds of the contingent deferred sales charge and the distribution fee are used to offset distribution expenses and thereby permit the sale of Class D shares without an initial sales charge.


   Class D shares that are redeemed within one year after purchase will not be subject to the contingent deferred sales charge to the extent that the value of such shares represents (1) capital appreciation of Fund assets or
(2) reinvestment of dividends or capital gains distributions. In addition, the contingent deferred sales charge will be waived for certain other redemptions as described under "Contingent Deferred Sales Charge Waivers" above (as otherwise applicable to Class B shares). For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any contingent deferred sales charge will be paid to the Distributor.

Net Asset Value

Each Fund's per share net asset values are determined Monday through Friday as of the close of regular trading on the New York Stock Exchange (the "NYSE") exclusive of days on which the NYSE is closed. The NYSE ordinarily closes at 4 P.M. New York City time. Assets held by a Fund are valued on the basis of the last reported sale price or quotation as of the close of business on the valuation date, except that securities and assets for which market quotations are not readily available are valued as determined in good faith by or under the authority of the Trustees of the Trust. In determining the value of certain assets for which market quotations are not readily available, the Funds may use one or more pricing services. The pricing services utilize information with respect to market transactions, quotations from dealers and various relationships among securities in determining value and may provide prices determined as of times prior to the close of the NYSE. The Trustees have authorized the use of the amortized cost method to value short-term debt instruments issued with a maturity of one year or less and having a remaining maturity of 60 days or less when the value obtained is fair value. Further information with respect to the valuation of the Funds' assets is included in the Statement of Additional Information.

Distribution Plan

Each Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Distribution Plan") in accordance with the regulations under the Investment Company Act of 1940, as amended (the "1940 Act"). Under the provisions of the Distribution Plan, each Fund makes payments to the Distributor based on an annual percentage of the average daily value of the net assets of each class of shares as follows:

       Class          Service Fee     Distribution Fee
       -----          -----------     ----------------
         A                0.25%             None
         B                0.25%             0.75%
         C                None              None
         D                0.25%             0.75%


   Some or all of the service fees are used to pay or reimburse dealers (including dealers that are affiliates of the Distributor) or others for personal services and/or the maintenance or servicing of shareholder accounts. A portion of any initial commission paid to dealers for the sale of shares of a Fund represents payment for personal services and/or the maintenance of shareholder accounts by such dealers. Dealers who have sold Class A shares are eligible for reimbursement commencing as of the time of such sale. Dealers who have sold Class B and Class D shares are eligible for reimbursement after the first year during which such shares have been held of record by such dealer as nominee for its clients (or by such clients directly). Any service fees received by the Distributor and not allocated to dealers may be applied by the Distributor in reduction of expenses incurred by it for personal services and the maintenance or servicing of shareholder accounts.



   The distribution fees are used primarily to offset initial and ongoing commissions paid to dealers for selling such shares. Any distribution fees received by the Distributor and not allocated to dealers may be applied by the Distributor in connection with sales or marketing efforts, including special promotional fees and cash and noncash incentives based upon sales by dealers.


   The Distributor provides distribution services on behalf of other funds having distribution plans and receives similar payments from, and incurs similar expenses on behalf of, such other funds. When expenses of the Distributor cannot be identified as relating to a specific fund, the Distributor allocates expenses among the funds in a manner deemed fair and equitable to each fund.

   Commissions and other cash and noncash incentives and payments to dealers, to the extent payable out of the general profits, revenues or other sources of the Distributor (including the advisory fees paid by the Funds), have also been authorized pursuant to the Distribution Plan.

   A rule of the National Association of Securities Dealers, Inc. ("NASD") limits the annual expenditures which a Fund may incur under the Distribution Plan to 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount which a Fund may pay for such distribution costs to 6.25% of gross share sales of a class since the inception of any asset-based sales charge plus interest at the prime rate plus 1% on unpaid amounts thereof (less any contingent deferred sales charges). Such limitation does not apply to shareholder service fees. Payments to the Distributor or to dealers funded under the Distribution Plan may be discontinued at any time by the Trustees of the Trust.

Redemption of Shares

Shareholders may redeem all or any portion of their accounts on any day the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined (see "Purchase of Shares--Net Asset Value" herein) after receipt of the redemption request, in accordance with the requirements described below, by Shareholder Services and delivery of the request by Shareholder Services to the Transfer Agent. To allow time for the clearance of checks used for the purchase of any shares which are tendered for redemption shortly after purchase, the remittance of the redemption proceeds for such shares could be delayed for 15 days or more after the purchase. Shareholders who anticipate a potential need for immediate access to their investments should, therefore, purchase shares by wire. Except as noted, redemption proceeds from a Fund are normally remitted within seven days after receipt of the redemption request by a Fund and any necessary documents in good order.

Methods of Redemption

Request By Mail

A shareholder may request redemption of shares, with proceeds to be mailed to the shareholder or wired to a predesignated bank account (see "Proceeds By Wire" below), by sending to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408: (1) a written request for redemption signed by the registered owner(s) of the shares, exactly as the account is registered; (2) an endorsed stock power in good order with respect to the shares or, if issued, the share certificates for the shares endorsed for transfer or accompanied by an endorsed stock power; (3) any required signature guarantees (see "Redemption of Shares--Signature Guarantees" below); and (4) any additional documents which may be required for redemption in the case of corporations, trustees, etc., such as certified copies of corporate resolutions, governing instruments, powers of attorney, and the like. The Transfer Agent will not process requests for redemption until it has received all necessary documents in good order. A shareholder will be notified promptly if a redemption request cannot be accepted. Shareholders having any questions about the requirements for redemption should call Shareholder Services toll-free at 1-800-562-0032.

Request By Telephone

Shareholders may request redemption by telephone with proceeds to be transmitted by check or by wire (see "Proceeds By Wire" below). A shareholder can request a redemption for $50,000 or less to be transmitted by check. Such check for the proceeds will be made payable to the shareholder of record and will be mailed to the address of record. There is no fee for this service. It is not available if the address of record has been changed within 30 days of the redemption request. The Funds may revoke or suspend the telephone redemption privilege at any time and without notice. See "Shareholder Services--Telephone Services" for a discussion of the conditions and risks associated with Telephone Privileges.

Proceeds By Wire


Upon a shareholder's written request or by telephone if the shareholder has Telephone Privileges (see "Shareholder Services--Telephone Services" herein), the Trust's custodian will wire redemption proceeds to the shareholder's predesignated bank account. To make the request, the shareholder should call 1-800-562-0032 prior to 4 P.M. Boston time. A $7.50 charge against the shareholder's account will be imposed for each wire redemption. This charge is subject to change without notice. The shareholder's bank may also impose a charge for receiving wires of redemption proceeds. The minimum redemption by wire is $5,000.

Request to Dealer to Repurchase

For the convenience of shareholders, each Fund has authorized the Distributor as its agent to accept orders from dealers by wire or telephone for the repurchase of shares by the Distributor from the dealer. The Funds may revoke or suspend this authorization at any time. The repurchase price is the net asset value for the applicable shares next determined following the time at which the shares are offered for repurchase by the dealer to the Distributor. The dealer is responsible for promptly transmitting a shareholder's order to the Distributor. Payment of the repurchase proceeds is made to the dealer who placed the order promptly upon delivery of certificates for shares in proper form for transfer or, for Open Accounts, upon the receipt of a stock power with signatures guaranteed as described below, and, if required, any supporting documents. Neither the Fund nor the Distributor imposes any charge upon such a repurchase. However, a dealer may impose a charge as agent for a shareholder in the repurchase of his or her shares.

   The Funds have reserved the right to change, modify or terminate the services described above at any time.

Additional Information

Because of the relatively high cost of maintaining small shareholder accounts, each Fund reserves the right to involuntarily redeem at its option any shareholder account which remains below $1,500 for a period of 60 days after notice is mailed to the applicable shareholder, or to impose a maintenance fee on such account after 60 days' notice. Such involuntary redemptions will be subject to applicable sales charges, if any. Each Fund may increase such minimum account value above such amount in the future after notice to affected shareholders. Involuntarily redeemed shares will be priced at the net asset value on the date fixed for redemption by a Fund, and the proceeds of the redemption will be mailed promptly to the affected shareholder at the address of record. Currently, the maintenance fee is $18 annually, which is paid to the Transfer Agent. The fee does not apply to certain retirement accounts or if the shareholder has more than an aggregate $50,000 invested in a Fund and other Eligible Funds combined. Imposition of a maintenance fee on a small account could, over time, exhaust the assets of such account.

   To cover the cost of additional compliance administration, a $20 fee will be charged against any shareholder account that has been determined to be subject to escheat under applicable state laws.

   A Fund may not suspend the right of redemption or postpone the date of payment of redemption proceeds for more than seven days, except that (a) it may elect to suspend the redemption of shares or postpone the date of payment of redemption proceeds: (1) during any period that the NYSE is closed (other than customary weekend and holiday closings) or trading on the NYSE is restricted; (2) during any period in which an emergency exists as a result of which disposal of portfolio securities is not reasonably practicable or it is not reasonably practicable to fairly determine the Fund's net asset value; or
(3) during such other periods as the Securities and Exchange Commission may by order permit for the protection of investors; and (b) the payment of redemption proceeds may be postponed as otherwise provided under "Redemption of Shares" herein.

Signature Guarantees


To protect shareholder accounts, the Transfer Agent, the Funds, the Investment Manager and the Distributor from possible fraud, signature guarantees are required for certain redemptions. Signature guarantees help the Transfer Agent determine that the person who has authorized a redemption from the account is, in fact, the shareholder. Signature guarantees are required for, among other things: (1) written requests for redemptions for more than $50,000; (2) written requests for redemptions for any amount if the proceeds are transmitted to other than the current address of record (unchanged in the past 30 days); (3) written requests for redemptions for any amount submitted by corporations and certain fiduciaries and other intermediaries; and (4) requests to transfer the registration of shares to another owner. Signatures must be guaranteed by a bank, a member firm of a national stock exchange, or other eligible guarantor institution. The Transfer Agent will not accept guar-antees (or notarizations) from notaries public. The above requirements may be waived in certain instances. Please contact Shareholder Services at 1-800-562-0032 for specific requirements relating to your account.

Shareholder Services

The Open Account System

Under the Open Account System full and fractional shares of each Fund owned by shareholders are credited to their accounts by the Transfer Agent, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110. Certificates representing shares will not be issued. Shareholders will receive periodic statements of transactions in their accounts.

   The Funds' Open Account System provides the following options:

1. Additional purchases of shares of a Fund may be made through dealers, by wire or by mailing a check, payable to the Fund, to Shareholder Services under the terms set forth above under "Purchase of Shares."

2. The following methods of receiving dividends from investment income and distributions from capital gains are available:

   (a) All income dividends and capital gains distributions reinvested in additional shares of the applicable Fund.

   (b) All income dividends in cash; all capital gains distributions reinvested in additional shares of the applicable Fund.

   (c) All income dividends and capital gains distributions in cash.

   (d) All income dividends and capital gains distributions invested in any one available Eligible Fund designated by the shareholder as described below. See "Dividend Allocation Plan" herein.

   Dividend and distribution selections should be made on the Application accompanying the initial investment. If no selection is indicated on the Application, that account will automatically be coded for reinvestment of all dividends and distributions in additional shares of the same class of the applicable Fund. Selections may be changed at any time by telephone or written notice to Shareholder Services. Dividends and distributions are reinvested at net asset value without a sales charge.

Exchange Privilege


Shareholders of a Fund may exchange their shares for available shares with corresponding characteristics of any of the other Eligible Funds at any time on the basis of the relative net asset values of the respective shares to be exchanged, subject to compliance with applicable securities laws. Shareholders of any other Eligible Fund may similarly exchange their shares for Fund shares with corresponding characteristics. Prior to making an exchange, shareholders should obtain the Prospectus of the Eligible Fund into which they are exchanging. Under the Direct Program, subject to certain conditions, shareholders may make arrangements for regular exchanges from a Fund into other Eligible Funds. To effect an exchange, Class A, Class B and Class D shares may be redeemed without the payment of any contingent deferred sales charge that might otherwise be due upon an ordinary redemption of such shares. The State Street Research Money Market Fund issues Class E shares which are sold without any sales charge. Exchanges of State Street Research Money Market Fund Class E shares into Class A shares of a Fund or any other Eligible Fund are subject to the initial sales charge or contingent deferred sales charge applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid directly or indirectly with respect to the shares redeemed. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class A, Class B and Class D shares, the holding period of the redeemed shares is "tacked" to the holding period of the acquired shares. The period any Class E shares are held is not tacked to the holding period of any acquired shares. No exchange transaction fee is currently imposed on any exchange.



   Shares of a Fund may also be acquired or redeemed in exchange for shares of the Summit Cash Reserves

Fund ("Summit Cash Reserves") by customers of Merrill Lynch, Pierce, Fenner & Smith Incorporated (subject to completion of steps necessary to implement the program). The Funds and Summit Cash Reserves are related mutual funds for purposes of investment and investor services. Upon the acquisition of shares of Summit Cash Reserves by exchange for redeemed shares of a Fund, (a) no sales charge is imposed by Summit Cash Reserves, (b) no contingent deferred sales charge is imposed by a Fund on the Fund shares redeemed, and (c) any applicable holding period of the Fund shares redeemed is "tolled," that is, the holding period clock stops running pending further transactions. Upon the acquisition of shares of a Fund by exchange for redeemed shares of Summit Cash Reserves, (a) the acquisition of Class A shares shall be subject to the initial sales charges or contingent deferred sales charges applicable to an initial investment in such Class A shares, unless a prior Class A sales charge has been paid indirectly, and (b) the acquisition of Class B or Class D shares of a Fund shall restart any holding period previously tolled, or shall be subject to the contingent deferred sales charge applicable to an initial investment in such shares.



   For the convenience of the shareholders who have Telephone Privileges, the Funds permit exchanges by telephone request from either the shareholder or his or her dealer. Shares may be exchanged by telephone provided that the registration of the two accounts is the same. The toll-free number for exchanges is 1-800-562-0032. See "Telephone Services" herein for a discussion of conditions and risks associated with Telephone Privileges.


   The exchange privilege may be exercised only in those states where shares of the relevant other Eligible Fund may legally be sold. For tax purposes, each exchange actually represents the sale of shares of one fund and the purchase of shares of another. Accordingly, exchanges may produce a capital gain or loss for tax purposes. The exchange privilege may be terminated or suspended or its terms changed at any time, subject, if required under applicable regulations, to 60 days' prior notice. New accounts established for investments upon exchange from an existing account in another fund will have the same Telephone Privileges as the existing account, unless Shareholder Services is instructed otherwise. Related administrative policies and procedures may also be adopted with regard to a series of exchanges, street name accounts, sponsored arrangements and other matters.

   The exchange privilege is not designed for use in connection with short-term trading or market timing strategies. To protect the interests of shareholders, each Fund reserves the right to temporarily or permanently terminate the exchange privilege for any person who makes more than six exchanges out of or into such Fund per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, may be aggregated for purposes of the six exchange limit. Notwithstanding the six exchange limit, each Fund reserves the right to refuse exchanges by any person or group if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund. Each Fund may impose these restrictions at any time. The exchange limit may be modified for accounts in certain institutional retirement plans because of plan exchange limits, Department of Labor regulations or administrative and other considerations. Subject to the foregoing, if an exchange request in good order is received by Shareholder Services and delivered by Shareholder Services to the Transfer Agent by 12 noon Boston time on any business day, the exchange usually will occur that day. For further information regarding the exchange privilege, shareholders should consult Shareholder Services.

Reinvestment Privilege

A shareholder of a Fund who has redeemed shares or had shares repurchased at his or her request may reinvest all or any portion of the proceeds (plus that amount necessary to acquire a fractional share to round off his or her reinvestment to full shares) in shares, of the same class as the shares redeemed, of the Fund or any other Eligible Fund at net asset value and without subjecting the reinvestment to an initial sales charge, provided such reinvestment is made within 120 calendar days after a redemption or repurchase. Upon such reinvestment, the shareholder will be credited with any contingent deferred sales charge previously charged with respect to the amount reinvested. The redemption of shares is, for federal income tax purposes, a sale on which the shareholder may realize a gain or loss. If a redemption at a loss is followed by a reinvestment within 30 days, the transaction may be a "wash sale" resulting in a denial of the loss for federal income tax purposes.

   Any reinvestment pursuant to the reinvestment privilege will be subject to any applicable minimum account standards imposed by the fund into which the reinvestment is made. Shares are sold to a reinvesting shareholder at the net asset value thereof next determined following timely receipt by Shareholder Services of such shareholder's written purchase request and delivery of the request by Shareholder Services to the Transfer Agent. A shareholder may exercise this reinvestment privilege only once per 12-month period with respect to his or her shares of a Fund. No charge is imposed by the Funds for such reinvestments; however, dealers may charge fees in connection with the reinvestment privilege. The reinvestment privilege may be exercised with respect to an Eligible Fund only in those states where shares of the relevant other Eligible Fund may legally be sold.

Investment Plans


The Investamatic Program is available to Class A, Class B and Class D shareholders. Under this Program, shareholders may make regular investments by authorizing withdrawals from their bank accounts each month or quarter on the Application available from Shareholder Services.


   The Distributor also offers IRAs and tax-sheltered retirement plans, including prototype and other employee benefit plans for employees, sole proprietors, partnerships and corporations. Details of these investment plans and their availability may be obtained from securities dealers or from Shareholder Services.

Systematic Withdrawal Plan

A shareholder who owns noncertificated Class A or Class C shares with a value of $5,000 or more, or Class B or Class D shares with a value of $10,000 or more, may elect, by participating in a Fund's Systematic Withdrawal Plan, to have periodic checks issued for specified amounts. These amounts may not be less than certain minimums, depending on the class of shares held. The Plan provides that all income dividends and capital gains distributions of a Fund shall be credited to participating shareholders in additional shares. Thus, the withdrawal amounts paid can only be realized by redeeming shares of a Fund under the Plan. To the extent such amounts paid exceed dividends and distributions from a Fund, a shareholder's investment will decrease and may eventually be exhausted.

   In the case of shares otherwise subject to contingent deferred sales charges, no such charges will be imposed on withdrawals of up to 8% annually of either (a) the value, at the time the Plan is initiated, of the shares then in the account or (b) the value, at the time of a withdrawal, of the same number of shares as in the account when the Plan was initiated, whichever is higher.

   Expenses of the Plan are borne by a Fund. A participating shareholder may withdraw from the Plan, and a Fund may terminate the Plan at any time on written notice. Purchase of additional shares while a shareholder is receiving payments under a Plan is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not participate in the Investamatic Check Program and the Systematic Withdrawal Plan at the same time.

Dividend Allocation Plan


The Dividend Allocation Plan allows shareholders to elect to have all their dividends and any other distributions from a Fund or any Eligible Fund automatically invested at net asset value in one other such Eligible Fund designated by the shareholder, provided the account into which the dividends and distributions are directed is initially funded with the requisite minimum amount. The number of shares purchased will be determined as of the dividend payment date. The Dividend

Allocation Plan is subject to state securities law requirements, to suspension at any time, and to such policies, limitations and restrictions, as, for instance, may be applicable to street name or master accounts, that may be adopted from time to time.


Automatic Bank Connection

A shareholder may elect, by participating in a Fund's Automatic Bank Connection ("ABC"), to have dividends and other distributions, including Systematic Withdrawal Plan payments, automatically deposited in the shareholder's bank account by electronic funds transfer. Some contingent deferred sales charges may apply. See "Systematic Withdrawal Plan" herein.

Reports

Reports for each Fund will be sent to shareholders of record of that Fund at least semiannually. These reports will include a list of the securities owned by the Fund as well as the Fund's financial statements.

Telephone Services

The following telephone privileges ("Telephone Privileges") can be used:

(1) the privilege allowing the shareholder to make redemptions for amounts up to $50,000 to be mailed to the shareholder's address of record is available automatically;

(2) the privilege allowing the shareholder or his or her dealer to make telephone exchanges is available automatically;

(3) the privilege allowing the shareholder to make telephone redemptions for amounts over $5,000, to be remitted by wire to the shareholder's predesignated bank account, is available by election on the Application accompanying this Prospectus. A current shareholder who did not previously request such telephone wire privilege on his or her original Application may request the privilege by completing a Telephone Redemption-by-Wire Form which may be obtained by calling 1-800-562-0032. The Telephone Redemption-by-Wire Form requires a signature guarantee; and


(4) the privilege allowing the shareholder to make telephone purchases or redemptions transmitted via the Automated Clearing House system, into or from the shareholder's predesignated bank account, is available upon completion of the requisite initial documentation. For details and forms, call 1-800-562-0032. The documentation requires a signature guarantee.


   A shareholder may decline the automatic Telephone Privileges set forth in
(1) and (2) above by so indicating on the Application accompanying this Prospectus.

   A shareholder may discontinue any Telephone Privilege at any time by advising Shareholder Services that the shareholder wishes to discontinue the use of such privileges in the future.

   Unless such Telephone Privileges are declined, a shareholder is deemed to authorize Shareholder Services and the Transfer Agent to: (1) act upon the telephone instructions of any person purporting to be the shareholder to redeem, or purporting to be the shareholder or the shareholder's dealer to exchange, shares from any account; and (2) honor any written instructions for a change of address regardless of whether such request is accompanied by a signature guarantee. All telephone calls will be recorded. None of the Funds, the other Eligible Funds, the Transfer Agent, the Investment Manager or the Distributor will be liable for any loss, expense or cost arising out of any request, including any fraudulent or unauthorized requests. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. Reasonable procedures will be followed to confirm that instructions communicated by telephone are genuine. The shareholder will not be liable for any losses arising from unauthorized or fraudulent instructions if such procedures are not followed.


   Shareholders may redeem or exchange shares by calling toll-free 1-800-562-0032. Although it is unlikely, during periods of extraordinary market conditions, a shareholder may have difficulty in reaching Shareholder Services at such telephone number. In that event, the shareholder should contact Shareholder Services at 1-800-562-0032 or otherwise at its main office at One Financial Center, Boston, Massachusetts 02111-2690.

Shareholder Account Inquiries:
 Please call 1-800-562-0032

Call this number for assistance in answering general questions on your account, including account balance, available shareholder services, statement information and performance of the applicable Fund. Account inquiries may also be made in writing to State Street Research Shareholder Services, P.O. Box 8408, Boston, Massachusetts 02266-8408. A fee of up to $10 will be charged against an account for providing additional account transcripts or photocopies of paid redemption checks or for researching records in response to special requests.


Shareholder Telephone Transactions:
 Please call 1-800-562-0032


Call this number for assistance in purchasing shares by wire and for telephone redemptions or telephone exchange transactions. Shareholder Services will require some form of personal identification prior to acting upon instructions received by telephone. Written confirmation of each transaction will be provided.

The Funds and Their Shares


Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive were organized in 1994 and Strategic Portfolios: Moderate was organized in 1993, all as series of State Street Research Financial Trust, a Massachusetts business trust. The Trustees have authorized shares of each Fund to be issued in four classes: Class A, Class B, Class C and Class D shares. The Trust is registered with the Securities and Exchange Commission as an open-end management investment company. The fiscal year end of each Fund is October 31.


   Except for those differences between the classes of shares described below and elsewhere in the Prospectus, each share of a Fund has equal dividend, redemption and liquidation rights with other shares of the Fund and when issued is fully paid and nonassessable. In the future, certain classes may be redesignated, for administrative purposes only, to conform to standard class designations and common usage of terms which may develop in the mutual fund industry. For example, Class C shares may be redesignated as Class Y shares and Class D shares may be redesignated as Class C shares. Any redesignation would not affect any substantive rights respecting the shares.

   Each share of each class of shares represents an identical legal interest in the same portfolio of investments of a Fund, has the same rights and is identical in all respects, except that Class A, Class B and Class D shares bear the expenses of the deferred sales arrangement and any expenses (including the higher service and distribution fees) resulting from such sales arrangement, and certain other incremental expenses related to a class. Each class will have exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which the service and distribution fees, if any, are paid. Although the legal rights of holders of each class of shares are identical, it is likely that the different expenses borne by each class will result in different net asset values and dividends. The different classes of shares of the Funds also have different exchange privileges.

   The rights of holders of shares may be modified by the Trustees at any time, so long as such modifications do not have a material adverse effect on the rights of any shareholder. Under the Master Trust Agreement, the Trustees may reorganize, merge or liquidate a Fund without prior shareholder approval. On any matter submitted to the shareholders, the holder of a Fund share is entitled to one vote per share (with proportionate voting for fractional shares) regardless of the relative net asset value thereof.

   Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required. Thus, there will ordinarily be no shareholder meetings unless required by the 1940 Act. Except as otherwise provided under said Act, the Board of Trustees will be a self-perpetuating body until fewer than two thirds of the Trustees serving as such are Trustees who were elected by shareholders of the Trust. In the event less than a majority of the Trustees serving as such were elected by shareholders of the Trust, a meeting of shareholders will be called to elect Trustees. Under the Master Trust Agreement, any Trustee may be removed by vote of two thirds of the outstanding Trust shares; holders of 10% or more of the outstanding shares of the Trust can require that the Trustees call a meeting of shareholders for purposes of voting on the removal of one or more Trustees. In connection with such meetings called by shareholders, shareholders will be assisted to the extent required by applicable law.

   Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and provides for indemnification for all losses and expenses of any shareholder of a Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations. The Investment Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.


   As of January 31, 1996, Metropolitan was the record and/or beneficial owner of 68.9% of the outstanding Class C shares of Strategic Portfolios:
Conservative; of 65.3% of the outstanding Class C shares of Strategic
Portfolios: Aggressive; and of 36.9% of the outstanding Class C shares of Strategic Portfolios: Moderate. Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters, such as any Distribution Plan for a given class. Metropolitan may be deemed to be in control of those classes of shares of which it owns more than 25%.



Management of the Funds

Under the provisions of the Trust's Master Trust Agreement and the laws of Massachusetts, responsibility for the management and supervision of the Funds rests with the Trustees. The Funds' investment manager is State Street Research & Management Company. The Investment Manager is charged with the overall responsibility for managing the investments and business affairs of the Funds, subject to the authority of the Board of Trustees.

   The Investment Manager was founded by Paul Cabot, Richard Saltonstall and Richard Paine to serve as investment adviser to one of the nation's first mutual funds, presently known as State Street Research Investment Trust, which they had formed in 1924. Their investment management philosophy, which continues to this day, emphasized comprehensive fundamental research and analysis, including meetings with the management of companies under consideration for investment. The Investment Manager's portfolio management group has extensive investment industry experience managing equity and debt securities. In managing debt securities, if any, for a portfolio, the Investment Manager may consider yield curve positioning, sector rotation and duration, among other factors.

   The Investment Manager and the Distributor are indirect wholly-owned subsidiaries of Metropolitan and both are located at One Financial Center, Boston, Massachusetts 02111-2690.

   The Investment Manager has entered into an Advisory Agreement with the Trust pursuant to which investment research and management, administrative services, office facilities and personnel are provided for each Fund in consideration of a fee from each Fund.


   Under its Advisory Agreement with the Trust, the Investment Manager receives a monthly investment advisory fee equal to a percentage (on an annual basis) of the average daily value of the net assets of each Fund as follows: Strategic Portfolios: Conservative, 0.60%; Strategic Portfolios:
Moderate, 0.65% and Strategic Portfolios: Aggressive, 0.75%. The fee charged to Strategic Portfolios: Aggressive is higher than that charged to most mutual funds but is believed by the Trustees to be justified given the considerable analysis and research necessary to manage this Fund in light of its investment objective and policies. Each Fund bears all costs of its operation other than those incurred by the Investment Manager under the Advisory Agreement. In particular, the Funds pay, among other expenses, investment advisory fees, certain distribution expenses under the Funds' Distribution Plan and the compensation and expenses of the Trustees who are not otherwise currently affiliated with the Investment Manager or any of its affiliates. The Investment Manager compensates

Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates.

   Peter C. Bennett is primarily responsible for the day-to-day management of the Funds' portfolios. Mr. Bennett has managed the Funds since December 1996. Mr. Bennett's principal occupation currently is Executive Vice President and Director of State Street Research & Management Company. Mr. Bennett also serves as Chief Investment Officer--Equities and is a member of the Management Committee of the Investment Manager. During the past five years he has also served as Senior Vice President of the Investment Manager. Mr. Bennett has investment discretion over the entire portfolio of each Fund, makes investment decisions as to specific securities holdings, allocates and continually adjusts such allocations of investments among equity and fixed income securities and among different industry sectors. The portfolio manager uses a team approach on behalf of each Fund and has delegated purchase and sale authority for defined portions of the portfolios to other officers of the Investment Manager. The team members focus on different investment areas within each Fund's sectors, such as international securities, high-yield high-risk securities, large- and small-capitalization equities, investment grade debt, etc.


   Subject to the policy of seeking best overall price and execution, sales of shares of a Fund may be considered by the Investment Manager in the selection of broker or dealer firms for the Funds portfolio transactions.

   The Investment Manager has a Code of Ethics governing personal securities transactions of certain of its employees; see the Statement of Additional Information.

Dividends and Distributions; Taxes


Each Fund has qualified and elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code, although it cannot give complete assurance that it will do so. As long as a Fund so qualifies and satisfies certain distribution requirements, it will not be subject to federal income tax on its taxable income (including capital gains, if any) distributed to its shareholders. Consequently, each Fund intends to distribute annually to its shareholders substantially all of its net investment income and any capital gain net income (capital gains net of capital losses).


   Dividends from net investment income of each Fund normally will be paid four times each year. Distributions of capital gain net income, if any, will generally be made after the end of the fiscal year or as otherwise required for compliance with applicable tax regulations. Both dividends from net investment income and distributions of capital gain net income will be declared and paid to shareholders in additional shares of a Fund at net asset value (except in the case of shareholders who elect a different available distribution method).

   Each Fund will provide its shareholders of record with annual information on a timely basis concerning the federal tax status of dividends and distributions during the preceding calendar year.

   Dividends paid by a Fund from taxable net investment income and distributions of net short-term capital gains, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as ordinary income, and a portion may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of the Fund's gross income may be from qualifying dividends of domestic corporations. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) which are designated as capital gains distributions, whether paid in cash or reinvested in additional shares, will be taxable for federal income tax purposes to shareholders as long-term capital gains, regardless of how long shareholders have held their shares, and are not eligible for the dividends-received deduction. If shares of a Fund which are sold at a loss have been held six months or less, the loss will be considered as a long-term capital loss to the extent of any capital gains distributions received.

   Dividends and other distributions and the proceeds of redemption of Fund shares paid to individuals and other nonexempt payees will be subject to a 31% federal backup withholding tax if the Transfer Agent is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding.

   The foregoing discussion relates only to generally applicable federal income tax provisions in effect as of the date of this Prospectus. Therefore, prospective shareholders are urged to consult their own tax advisers regarding tax matters, including state and local tax consequences.

Calculation of Performance Data

From time to time, in advertisements or in communications to shareholders or prospective investors, a Fund may compare the performance of its Class A, Class B, Class C or Class D shares to that of other mutual funds with similar investment objectives, to certificates of deposit and/or to other financial alternatives and/or to appropriate indices, rankings and averages such as those compiled by Lipper Analytical Services, Inc. for the category in which such Fund is placed, Morningstar, Inc., Money Magazine, Business Week, Forbes Magazine, The Wall Street Journal and Investor's Daily.


   Total return is computed separately for each class of shares of each Fund. The average annual total return ("standard total return") for shares of each Fund is computed by determining the average annual compounded rate of return for a designated historical period as applied to a hypothetical $1,000 initial investment, which is redeemed in total at the end of such period. In making the calculation, all dividends and distributions are assumed to be reinvested, and all accrued expenses and recurring charges, including management and distribution fees, are recognized. The calculation also reflects the highest applicable initial or contingent deferred sales charge, determined as of the assumed date of initial investment or the assumed date of redemption, as the case may be. Standard total return may be accompanied with nonstandard total return information computed in the same manner, but for differing periods and with or without annualizing the total return or taking sales charges into account.


   A Fund's yield is computed separately for each class of shares by dividing the net investment income, after recognition of all recurring charges, per share earned during the most recent month or other specified thirty-day period by the applicable maximum offering price per share on the last day of such period and annualizing the result.

   The standard total returns and yield results take sales charges into account, if applicable, but do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for remittance of redemption proceeds by wire. Where sales charges are not applicable and therefore not taken into account in the calculation of standard total return and yield, the results will be increased. Any voluntary waiver of fees or assumption of expenses by the Funds' affiliates will also increase performance results.

   A Fund's distribution rate is calculated separately for each class of shares by annualizing the latest distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as the above described yield, and, therefore, can be significantly different from it. In its supplemental sales literature, each Fund may quote its distribution rate together with the above described standard total return and yield information. The use of such distribution rates would be subject to an appropriate explanation of how the components of the distribution rate differ from the above described yield.

   Performance information may be useful in evaluating a Fund and for providing a basis for comparison with other financial alternatives. Since the performance of a Fund varies in response to fluctuations in economic and market conditions, interest rates and Fund expenses, among other things, no performance quotation should be considered a representation as to the Fund's performance for any future period. In addition, the net asset value of shares of a Fund will fluctuate, with the result that shares of a Fund, when redeemed, may be worth more or less than their original cost. Neither an investment in a Fund nor its performance is insured or guaranteed; such lack of insurance or guarantees should accordingly be given appropriate consideration when comparing a Fund to financial alternatives which have such features. Performance data or rankings for a given class of shares should be interpreted carefully by investors who hold or may invest in a different class of shares.

Appendix

Description of Debt/Bond Ratings

Standard & Poor's Corporation

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakend capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   Debt rated BB, B, CCC, CC and C is regarded as having speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

   BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

   B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

   CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

   CC: The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

   C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

   CI: The rating CI is reserved for income bonds on which no interest is being paid.

   D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

   Plus (+) or Minus (-): The ratings from AA to BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


   S&P may attach the "r" symbol to derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high vari-ability in expected returns due to noncredit risks created by the terms of the obligation, such as securities whose principal or interest return is indexed to equities, commodities or currencies, certain swaps and options, and interest only (IO) and principal only (PO) mortgage securities.

Moody's Investors Service, Inc.

   Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   1, 2 or 3: The ratings from Aa through Baa may be modified by the addition of a numeral indicating a bond's rank within its rating category.

                      THIS PAGE INTENTIONALLY LEFT BLANK.

[cover]

                           [State Street tower logo]


                             State Street Research
                              Strategic Portfolios:
                       Conservative, Moderate, Aggressive


                                 March 1, 1997


                              P R O S P E C T U S



[back]

STATE STREET RESEARCH
STRATEGIC PORTFOLIOS:
     Conservative
     Moderate
     Aggressive
One Financial Center
Boston, MA 02111

INVESTMENT ADVISER
State Street Research &
Management Company
One Financial Center
Boston, MA 02111

DISTRIBUTOR
State Street Research
Investment Services, Inc.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICES
State Street Research
Shareholder Services
P.O. Box 8408
Boston, MA 02266
800-562-0032

CUSTODIAN
State Street Bank and
Trust Company
225 Franklin Street
Boston, MA 02110


LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, MA 02109


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110



SP-007E-397I                CONTROL NUMBER: 3743-970314(0498)SSR-LD

                  State Street Research Government Income Fund


                                   a Series of

                      State Street Research Financial Trust

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 1997


                                TABLE OF CONTENTS

                                                                            Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS................................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES................5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS...............................14

TRUSTEES AND OFFICERS.........................................................17

INVESTMENT ADVISORY SERVICES..................................................22

PURCHASE AND REDEMPTION OF SHARES.............................................23

NET ASSET VALUE...............................................................25

PORTFOLIO TRANSACTIONS........................................................26

CERTAIN TAX MATTERS...........................................................29

DISTRIBUTION OF SHARES OF THE FUND............................................31

CALCULATION OF PERFORMANCE DATA...............................................36

CUSTODIAN.....................................................................40

INDEPENDENT ACCOUNTANTS.......................................................40

FINANCIAL STATEMENTS..........................................................40

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Government Income Fund (the "Fund") dated March 1, 1997, which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111-2690.


CONTROL NUMBER:  1285F-960301(398)SSR-LD                             GI-879D-397

                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth under "The Fund's Investments" and "Limiting Investment Risk" in the Fund's Prospectus, the Fund has adopted certain investment restrictions.

         All of the Fund's fundamental investment restrictions are set forth below. These fundamental restrictions may not be changed by the Fund except by the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at the annual or a special meeting of security holders duly called, (i) of 67% or more of the voting securities present at the meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities, whichever is less.) Under these restrictions, it is the Fund's policy:

         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund;

         (2) not to issue senior securities, except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of the Fund's net assets including the amounts borrowed (provided that reverse repurchase agreements shall be limited to 5% of the Fund's total assets);

         (3) not to underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies and limitations;

         (4) not to purchase or sell real estate, although it may invest in securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate;

         (5) not to invest in physical commodities or physical commodity contracts or options in excess of 10% of the Fund's total assets, except that investments in essentially financial items or arrangements such as, but not limited to, swap arrangements, hybrids, currencies, currency and other forward contracts, futures contracts and options on futures contracts on securities, securities indices, interest rates and currencies shall not be deemed investments in commodities or commodities contracts;

         (6) not to lend money; however, the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (7)    not to sell securities short;

         (8) not to invest in oil, gas or other mineral exploration or development programs (provided that the Fund may invest in securities issued by or which are based, directly or indirectly, on the credit of companies which invest in or sponsor such programs);

         (9) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry (for purposes of this restriction, (a) utilities will be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies will each be deemed in a separate industry, (b) oil and oil related companies will be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies will each be deemed in a separate industry, (c) finance companies will be classified according to the industry of their parent companies, and (d) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including repurchase agreements collateralized by U.S. Government securities) shall be excluded);

        (10) not to borrow money (through reverse repurchase agreements or otherwise) except for emergency purposes or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio accounts is determined to be inconvenient or disadvantageous, provided that additional investments will be suspended during any period when borrowings exceed 5% of the Fund's net assets, and provided further that reverse repurchase agreements shall not exceed 5% of the Fund's total assets; (during the period in which any reverse repurchase agreements are outstanding, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements. Such purchases will be made only to the extent necessary to assure completion of the reverse repurchase agreement);


        (11) not to purchase securities on margin other than in connection with the purchase of put options on financial futures contracts, but the Fund may obtain such short-term credits as are necessary for clearance of transactions;


        (12) not to hypothecate, mortgage or pledge any of its assets except to secure permitted borrowings and then not in excess of 10% of such Fund's total assets, at the time of the borrowing; (as a matter of interpretation which is not part of the fundamental policy, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);

        The following investment restrictions may be changed by a vote of a majority of the Trustees. Under these restrictions, it is the Fund's policy:

        (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its net assets would be invested in securities that are illiquid (including repurchase agreements not entitling the holder to payment of principal and interest within seven days); and

        (2) not to invest more than 15% of its net assets in restricted securities of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);

        (3) not to invest more than 5% of its total assets in securities of private companies including predecessors with less than three years' continuous operations except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation,
                (c) securities of issuers with debt securities rated at least "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. (or their equivalent by any other nationally recognized statistical rating organization) or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes; provided that the fund may invest up to 15% in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions) do not exceed 15% of the Fund's total assets;

         (4) not to acquire any security issued by any other investment company (the "acquired company") if immediately after such acquisition the Fund and all companies controlled by the Fund, if any, would own in the aggregate (i) more than 3% of the outstanding voting stock of the acquired company, (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the

                Fund's total assets or (iii) securities issued by the acquired company and all other investment companies (other than treasury stock of the Fund) having an aggregate value in excess of 10% of the Fund's total assets, except to complete a merger, consolidation or other acquisition of assets; and

         (5) not to purchase or retain any security of an issuer if, to the knowledge of the Trust, those of its officers and Trustees and officers and directors of its investment advisers who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market.


                        ADDITIONAL INFORMATION CONCERNING
                         CERTAIN INVESTMENT TECHNIQUES


         Among other investments described below, the Fund may buy and sell options, futures contracts and options on futures contracts with respect to securities, securities indices, currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager') to aid in achieving the investment objectives of the Fund. The Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both future and securities investments.

Futures Contracts
-----------------

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on an equity security or an index of equity securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. The Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transactions an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as

"marking to market." For example, when the Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. conversely, when the Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect the Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities which the Fund intends to purchase. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. The Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities
---------------------

         The Fund may use options on equity securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. The risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices
-----------------------------

         The Fund may engage in transactions in call and put options on securities indices. For example, the Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on equity securities or futures contracts, the Fund may offset its position index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices such instruments may become available in the future. In connection with the use of such options the Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts
----------------------------

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy
----------------

         A basic option strategy for protecting the Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by the Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus, "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by the Fund, money market instruments equal to the aggregate exercise price of the options will be identified by the Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         The Fund may write options in connection with buy-and-write transactions; that is, the Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund' maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity
-----------------------------------------------------

         The Fund will engage in transactions in futures contracts or options only as a hedge against changes resulting from market conditions which produce changes in the values of its securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. The Fund will not purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. The Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of the Fund's net assets. In addition, the Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. The Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge their securities and might, in some cases, require the Fund to deposit cash to meet applicable market requirements. The Fund will enter into an option or futures position only if it appears to be a liquid investment.

U.S. Government Securities
--------------------------

         In addition to direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, certificates and bonds), the types of U.S. Government securities in which the Fund may invest generally include obligations issued or guaranteed by U.S. Government agencies or instrumentalities or mixed ownership Government corporations, whose securities are backed by:

         - the full faith and credit of the U.S. Treasury (such as instruments of the Government National Mortgage Association);

         - the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities (such as instruments of the Federal National Mortgage Association);

         - the credit of the agency or instrumentality issuing the obligations (such as instruments of a Federal Home Loan Bank, Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); or

         - a guarantee of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality and, with respect to any unguaranteed principal or interest, U.S. Government obligations held in a segregated account.

Mortgage-Related Securities
---------------------------

         Mortgage-related securities generally represent an ownership interest in a pool of residential mortgage loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool, but may vary among pools.

When-Issued Securities
----------------------

         The Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. Such purchases will be made only to achieve the Fund's investment objective and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, securities to be created by a merger of companies may also be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities falls below the price committed to prior to actual issuance. The Trust's custodian will establish a segregated account for the Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by the Fund.

Repurchase Agreements
---------------------

         The Fund may enter into repurchase agreements. Repurchase agreements occur when the Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S. Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Repurchase agreements will be limited to 30% of the Fund's total assets, except that repurchase agreements extending for more than seven days and other illiquid securities will be limited to 5% of the Fund's net assets.

Reverse Repurchase Agreements
-----------------------------

         The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of the Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on the Fund's records at the trade date and maintained until the transaction is settled.

Foreign Investments
-------------------

         The Fund reserves the right to invest varying amounts in securities of non-U.S. issuers. To the extent the Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Fund may invest in securities denominated in foreign currencies, the Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of the Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund's securities in the local markets.

Currency Transactions
---------------------

         The Fund may engage in currency exchange transactions in order to protect against the effect of uncertain future exchange rates on securities denominated in foreign currencies. The Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. The Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect the Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to the Fund. This method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Rule 144A Securities
--------------------

         Subject to the restrictions on illiquid and restricted securities noted above, the Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to be qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, such Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, the Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Swap Arrangements
-----------------

         The Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, the Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay the Fund a fixed rate of interest on the notional principal amount. In a currency swap, the Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, the Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by the Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, the Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of the Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of the Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a part of the Fund's portfolio. However, the Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, the Fund is dependent upon the creditworthiness and good faith of the counterparty. The Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that nonstandard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Industry Classifications
------------------------


         In determining how much of the Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excluded. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables, etc. "Asset-backed -- Mortgages" includes pools of nongovernment backed mortgages.


Aerospace
Airline
Asset-backed -- Mortgages
Asset-backed -- Credit Card
     Receivables
Automotive
Automotive Parts
Bank
Building
Business Services
Cable
Capital Goods & Equipment
Chemical
Computer Software & Service
Conglomerate
Consumer Goods & Services
Container
Cosmetics
Diversified
Drug
Electric
Electric Equipment
Electronic Components
Electronic Equipment
Entertainment
Financial Service
Food & Beverage
Forest Products
Gaming & Lodging
Gas
Gas Transmission
Grocery
Healthcare & Hospital
     Management
Hospital Supply
Hotel & Restaurant
Insurance
Machinery
Media
Metal & Mining
Office Equipment
Oil Production
Oil Refining & Marketing
Oil Service
Paper Products
Personal Care
Photography
Plastics
Printing & Publishing
Railroad
Real Estate & Building
Recreation
Retail Trade
Savings & Loan
Shipping & Transportation
Technology &
     Communications
Telephone
Textile & Apparel
Tobacco
Truckers
Trust Certificates--
     Governmental Related
     Lending


                DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS


     As indicated in the Fund's Prospectus, the Fund may invest in long-term and short-term debt securities. The Fund may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Fund may invest are described below.

     U.S. Government Securities. U.S. Government securities consist of various types of marketable securities issued by the U.S. Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the U.S. Government and differ mainly in the lengths of their maturities. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. U.S. Government securities also include securities issued under the U.S. Department of Treasury's STRIPS program, which is described in the Fund's Prospectus. Government agency securities are also U.S. Government securities. Government agency securities consist of fixed income securities issued or guaranteed by agencies and instrumentalities of the U.S. Government, including the various types of instruments currently outstanding or which may be offered in the future. See prior discussion of U.S. Government Securities.

     Custodial Receipts. Custodial receipts evidencing the ownership of future interest payments, principal payments or both on U.S. Treasury notes or bonds may be purchased in the form of "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS") and in connection with similar programs as described in the Fund's Prospectus.

     Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Fund will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Fund will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

     U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

     Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

     Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

     Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

     The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

                             TRUSTEES AND OFFICERS

     The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of Investment Manager are set forth below.


     *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President and as Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

     +Steve A. Garban, The Pennsylvania State University, 208 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 59. He is retired and was formerly Senior Vice President Finance and Operations and Treasurer Emeritus of The Pennsylvania State University.

     +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Financial Officer of St. Regis Corp.

     *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 56. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

     +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

     +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109 serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.


------------------------

     * or +, See footnotes on page 19.

     *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

     *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111, serves as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

     +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

     +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173, serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

     +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

     +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

------------------------

     * or +, See footnotes on page 19.

     *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 42. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

     *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and, until February 1996, prior positions as President and Chief Executive Officer.

     +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.

     As of January 31, 1997, the Trustees and principal officers of the Trust as a group owned less than 1% of the Fund's outstanding Class A shares and owned none of the Fund's outstanding Class B, Class C and Class D shares.





-----------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the Investment Company Act of 1940 because of their affiliations with the Fund's investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

     As of January 31, 1997, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Fund as set forth beside their names:

                         Shareholder                                   %
                         -----------                                -------
Class A           Merrill Lynch                                      39.2
Class B           Merrill Lynch                                      14.4
Class C           State Street Bank                                  30.7
                  Amalgamated Bank                                   48.7
                  Chase Manhattan Bank, N.A.                         10.8
Class D           Merrill Lynch                                      62.1


         The full name and address of each of the above persons or entities are as follows:

Merrill Lynch, Pierce, Fenner & Smith, Inc. (a)
One Liberty Plaza, 165 Broadway, New York, NY  10080

State Street Bank and Trust Company (a) (b)
225 Franklin Street, Boston, MA  02111

Amalgamated Bank of New York (a) (c)
P.O. Box 370, Cooper Station, New York, NY  10003

Chase Manhattan Bank, N.A.(a)(d)
770 Broadway
New York, NY 10003


(a) The Fund believes that each above-named record holder does not have beneficial ownership of such shares.

(b) State Street Bank and Trust Company holds such shares as custodian for individual retirement accounts.

(c) Amalgamated Bank holds such shares as custodian for various retirement accounts.

(d) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan Life Insurance Company ("Metropolitan")

         Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owners will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees have been compensated as follows:


------------------------------------------------------------------------------------------------
              (1)                                   (2)                                (3)
            Name of                              Aggregate                            Total
            Trustee                            Compensation                       Compensation
                                              From Trust (a)                     From Trust and
                                                                                  Complex Paid
                                                                                  to Trustees(b)
------------------------------------------------------------------------------------------------

Steve A. Garban                                 $      0(c)                        $     34,750
Malcolm T. Hopkins                              $      0(c)                        $     34,750
Edward M. Lamont                                $     9,700                        $     59,375
Robert A. Lawrence                              $     9,700                        $     92,125
Dean O. Morton                                  $    10,900                        $     96,125
Thomas L. Phillips                              $     9,700                        $     59,375
Toby Rosenblatt                                 $     9,700                        $     59,375
Michael S. Scott Morton                         $    12,500                        $    100,325
Ralph F. Verni                                  $         0                        $          0
Jeptha H. Wade                                  $    10,900                        $     63,375

(a) For the fiscal year ended October 31, 1996. Includes compensation from multiple series of the Trust. See ADistribution of Shares" for a listing of series.

(b) Includes compensation on behalf of 31 funds representing all series of investment companies for which the Investment Manager serves as primary investment adviser, series of Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor. ATotal Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

(c)  Did not serve as a Trustee during the fiscal year ended October 31, 1996.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Fund. The Advisory Agreement provides that the Investment Manager shall furnish the Fund with an investment program, office facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

         The advisory fee payable monthly by the Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of the Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.65% of the net assets of the Fund. For the fiscal years ended October 31, 1996, 1995 and 1994, the Trust paid the Investment Manager investment advisory fees of $4,723,842, $4,651,813 and $5,266,797, respectively.

         The Advisory Agreement provides that it shall continue in effect with respect to the Fund from year to year as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice. The Advisory Agreement terminates automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed to be an assignment.


         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administration services for the Trust, such as assistance in determining the daily net asset value of shares of series of the Trust and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Fund, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans, through or under which Fund shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.

                       PURCHASE AND REDEMPTION OF SHARES

         Shares of the Fund are distributed by the Distributor. The Fund offers four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Fund, as well as sales charges involved, is set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

         Public Offering Price - The public offering price for each class of shares of the Fund is based on their net asset value determined as of the close of regular trading of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Fund at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Fund or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Fund and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Fund or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.


         Class C Shares - Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements, or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.

         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined 1940 Act, as amended, the Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Fund reserves the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, the Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, the Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000 or (ii) 1% of the net asset value of the Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received.


                                NET ASSET VALUE

         The net asset value of the shares of the Fund is determined once daily as of the close of the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of the Fund is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of the Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by the Fund, including the investment management fee payable to the Investment Manager, are accrued daily.

         In determining the values of portfolio assets, the Trustees may utilize one or more pricing services to value certain securities for which market quotations are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since the Fund is comprised substantially of debt securities under normal circumstances, most of the Fund's assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.


         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of the Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.


                             PORTFOLIO TRANSACTIONS

Portfolio Turnover
------------------


         The Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The portfolio turnover rates for the fiscal years ended October 31, 1995 and 1996 were 105.57% and 88.79%, respectively. The Fund reserves full freedom with respect to portfolio turnover, as described in the Prospectus.


Brokerage Allocation
--------------------


         The Investment Manager's policy is to seek for its clients, including the Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which the transactions for the Fund occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modelling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Fund and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. For the fiscal years ended October 31, 1996, 1995 and 1994, the Fund paid no brokerage commissions in secondary trading.


         During and at the end of its most recent fiscal year, the Fund held in its portfolio no securities of any entity that might be deemed to be a regular broker-dealer of the Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best business judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.



                              CERTAIN TAX MATTERS

Federal Income Taxation of the Fund -- In General
-------------------------------------------------

         As stated in the Prospectus, the Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, the Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities; (ii) options, futures, or forward contracts (other than options, futures, or forward contracts on foreign currencies), or (iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which the Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If the Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by the Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If the Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of the Fund.

         The Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year the Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. The Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of the Fund's Investments
-------------------------------------------------

         Original Issue Discount. For federal income tax purposes, debt securities purchased by the Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by the Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by the Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. The Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless the Fund makes the election to include market discount currently. Because the Fund must include original issue discount in income, it will be more difficult for the Fund to make the distributions required for the Fund to maintain its status as a regulated investment company under Subchapter M of the Code and to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of the Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in the Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders
---------------------------------------

         Distributions generally are taxable to shareholders for the taxable year in which they are received. However, dividends declared by the Fund in October, November or December and made payable to shareholders of record on a specified date in such a month are treated as received by such shareholders on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions, if any, by the Fund can result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                       DISTRIBUTION OF SHARES OF THE FUND


         State Street Research Financial Trust is currently comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic
Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive. The Trustees of the Trust have authorized the Fund to issue four classes of shares: Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of any other series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.

         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Fund. Shares of the Fund are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers. For the fiscal years ended October 31, 1994, 1995 and 1996, total sales charges on Class A shares paid to the Distributor amounted to $1,134,461, $572,439 and $724,878, respectively. For the same periods,$172,266,$70,689 and $89,615, respectively, was retained by the Distributor after reallowance of concessions to dealers.


         The differences in the price at which the Fund's Class A shares are offered due to scheduled variations in sales charges, as described in the Fund's Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Fund or associated entities. Where shares of the Fund are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Fund reserves the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the periods shown below, the Distributor received contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of the Fund and paid initial commissions to securities dealers for sales of such shares as follows:

                    Fiscal Year                       Fiscal Year                     Fiscal Year
                       Ended                             Ended                           Ended
                 October 31, 1996                  October 31, 1995                October 31, 1994
                 ----------------                  ----------------                ----------------

           Contingent       Commissions     Contingent       Commissions      Contingent       Commissions
            Deferred          Paid to        Deferred          Paid to         Deferred          Paid to
          Sales Charges       Dealers      Sales Charges       Dealers       Sales Charges       Dealers
          -------------       -------      -------------       -------       -------------       -------

Class A    $        0       $  635,263      $      180      $  501,750        $         0     $   962,195
Class B    $  372,729       $  973,303      $  262,267      $  423,866        $   155,134     $   905,438
Class D    $    1,828       $   55,368      $    1,189      $        0        $     3,754     $       480

         The Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Fund may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including special promotional fees and cash and noncash incentives based upon sales by securities dealers, expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Fund and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Fund may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the maintenance or servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor and the Investment Manager to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal service and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Fund for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Fund held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Fund. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended October 31, 1996, the Fund paid the Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Fund as follows:

                               Class A            Class B            Class D
                               -------            -------            -------

Advertising                  $        0           $      0           $    989

Printing and mailing
 of prospectuses to
 other than current
 shareholders                         0                  0                357

Compensation to dealers       1,536,412            923,020            129,336

Compensation to sales
 personnel                            0                  0              4,712

Interest                              0                  0                  0

Carrying or other
 financing charges                    0                  0                  0

Other expenses:
 marketing; general                   0                  0              2,281
                             ----------           --------           --------

Total fees                   $1,536,412           $923,020           $137,675
                             ==========           ========           ========


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Fund will attempt to make alternative arrangements for such services for shareholders who acquired shares through such institutions.

                        CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Fund will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Fund. Performance data for a specified class includes periods prior to the adoption of class designations. Shares of the Fund had no class designations until June 1, 1993 when designations were assigned based on the pricing and 12b-1 fees applicable to shares sold thereafter. Performance data for a specified class includes periods prior to the adoption of class designations.

         The performance data below reflects Rule 12b-1 fees and, where applicable, sales charges as follows:

                               Rule 12b-1 Fees                                       Sales Charges
                -----------------------------------------------        ----------------------------------------
                Current
Class            Amount                 Period
-----            ------                 ------

   A             0.25%           Since commencement of                 Maximum 4.5% sales charge reflected
                                 operations to present

   B             1.00%           0.25% until June 1, 1993;             1- and 5-year periods reflect a 5% and a
                                 1.00% June 1, 1993 to present;        2% contingent deferred sales charge,
                                 fee will reduce performance           respectively
                                 for periods after June 1, 1993

   C             None            0.25% until June 1, 1993;             None
                                 0% thereafter

   D             1.00%           0.25% until June 1, 1993;             1-year period reflects a 1% contingent
                                 1.00% June 1, 1993 to present;        deferred sales charge
                                 fee will reduce performance
                                 for periods after June 1, 1993

Total Return
------------

         The average annual total returns ("standard total return") of each class of the Fund's shares were as follows:

                                  Commencement of
                                    Operations                    Five Years                   One Year
                                 (March 23, 1987)                    Ended                       Ended
Fund                            to October 31, 1996            October 31, 1996            October 31, 1996
----                            -------------------            ----------------            ----------------

Class A                                   7.41%                      6.47%                         0.54%
Class B                                   7.62%                      6.56%                        -0.43%
Class C                                   8.02%                      7.62%                         5.55%
Class D                                   7.63%                      6.88%                         3.52%


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value, in accordance with the following formula:

                                  P(1+T)n = ERV

Where:  P    =  a hypothetical initial payment of $1,000

        T    =  average annual total return

        n    =  number of years

        ERV = ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period


         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Fund are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses and recurring charges are also taken into account as described later herein.


Yield
-----

         The annualized yield of each class of shares of the Fund based on the month of October 1996 was as follows:

         Class A                  5.62%
         Class B                  5.16%
         Class C                  6.15%
         Class D                  5.16%

         Yield for each of the Fund's Class A, Class B, Class C and Class D shares is computed by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                            YIELD = 2[( a-b + 1)6 -1]
                                        ---
                                        cd

Where:  a    =  dividends and interest earned during the period

        b    =  expenses accrued for the period (net of voluntary expense reductions by the Investment Manager, if any)

        c    =  the average daily number of shares outstanding during the period that were entitled to receive dividends

        d    =  the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, the Fund computes the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), the Fund accounts for gain or loss attributable to actual monthly paydowns as a realized capital gain or loss during the period. The Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing the Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses
----------------

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

Nonstandardized Total Return
----------------------------


         The Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before, five years before and at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized and as noted, any applicable sales charge, if any, may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000. For example, the Fund's nonstandardized total returns for the six months ended October 31, 1996, without taking sales charges into account, were as follows:

         Class A                    4.64%
         Class B                    4.35%
         Class C                    4.78%
         Class D                    4.35%


Distribution Rates
------------------

         The Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.


         The distribution rates of the Fund, based on the month ended October 31, 1996, were as follows:

         Class A                    6.22%
         Class B                    5.78%
         Class C                    6.77%
         Class D                    5.77%



                                   CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Fund's investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or its affiliates.


                            INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) an audit of the Fund's annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Fund.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of the current supplementary report, if any, by calling State Street Research Shareholder Services.

         The following financial statements are for the Fund's fiscal year ended October 31, 1996:

357413.c3

STATE STREET RESEARCH GOVERNMENT INCOME FUND

INVESTMENT PORTFOLIO
October 31, 1996

                                      Principal         Maturity        Value
                                        Amount            Date         (Note 1)
 --------------------------------  -------------------------------  ---------------
U.S. GOVERNMENT SECURITIES 75.3%
U.S. Treasury 33.2%
U.S. Treasury Bond, 13.75%           $10,000,000        8/15/2004    $ 14,523,400
U.S. Treasury Bond, 10.75%            14,100,000        8/15/2005      18,213,252
U.S. Treasury Bond, 12.00%             4,000,000        8/15/2013       5,758,760
U.S. Treasury Bond, 9.25%             29,500,000        2/15/2016      37,575,625
U.S. Treasury Bond, 8.13%             26,300,000        8/15/2021      30,594,264
U.S. Treasury Bond, 7.50%             20,000,000       11/15/2024      21,937,400
U.S. Treasury Note, 9.00%             52,000,000        5/15/1998      54,518,880
U.S. Treasury Note, 5.13%              5,525,000        6/30/1998       5,476,656
U.S. Treasury Note, 6.63%              7,075,000        7/31/2001       7,224,212
U.S. Treasury Note, 5.75%             38,500,000        8/15/2003      37,495,535
                                                                    ---------------
                                                                      233,317,984
                                                                    ---------------
U.S. Agency 5.4%
Federal Home Loan Mortgage Corp.
  Deb., 7.24%                         10,020,000        5/15/2002      10,106,072
Federal National Mortgage
  Association STRIPS, 0.00%           15,000,000       11/22/2001      14,974,200
Guaranteed Export Trust Notes
  Series 95-A, 6.28%                   8,470,588        6/15/2004       8,430,692
Guaranteed Export Trust Notes
  Series 96-A, 6.55%                   4,282,353        6/15/2004       4,316,783
                                                                    ---------------
                                                                       37,827,747
                                                                    ---------------
U.S. Agency Mortgage 36.7%
Federal Home Loan Mortgage Corp.
  FHA-VA, 9.00%                        6,380,465       12/01/2009       6,761,315
Federal Home Loan Mortgage Corp.
  Gold, 7.00%                         19,442,488       12/01/2024      19,223,760
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                         15,539,494        1/01/2025      15,663,188
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50%               5,525,000        3/25/2023       5,381,682
Federal Housing Administration
  Court Yard Project, 10.75%           6,493,547        8/01/2032       7,150,005
Federal Housing Administration
  East Bay Manor Project, 10.00%       6,767,250        3/01/2033       7,324,491
Federal Housing Administration
  Charles River Project, 9.63%         9,483,615       12/01/2033      10,217,113
Federal National Mortgage
  Association, 7.50%                  13,251,633        6/01/2010      13,496,788
Federal National Mortgage
  Association, 7.00%                      43,897        2/01/2024          43,294
Federal National Mortgage
  Association FHA-VA, 8.00%            4,931,289        4/01/2008       5,134,853
U.S. Agency Mortgage (cont'd)
Federal National Mortgage
  Association FHA-VA, 8.00%          $ 6,275,948        6/01/2008    $  6,527,362
Federal National Mortgage
  Association FHA-VA, 8.50%            9,144,145        2/01/2009       9,706,784
Federal National Mortgage
  Association FHA-VA, 9.00%           15,347,081        5/01/2009      16,258,237
Federal National Mortgage
  Association FHA-VA, 9.00%              540,084        4/01/2016         572,149
Government National Mortgage
  Association, 6.50%                  12,022,695        5/15/2009      11,911,845
Government National Mortgage
  Association, 9.50%                   3,352,791        9/15/2009       3,641,937
Government National Mortgage
  Association, 9.50%                   6,113,777       10/15/2009       6,641,028
Government National Mortgage
  Association, 9.50%                   2,755,827       11/15/2009       2,993,490
Government National Mortgage
  Association, 9.00%                   2,053,186        4/15/2017       2,201,385
Government National Mortgage
  Association, 8.00%                   1,981,223       10/15/2017       2,063,068
Government National Mortgage
  Association, 8.00%                   3,879,519       11/15/2017       4,039,782
Government National Mortgage
  Association, 9.50%                   1,269,806       11/15/2017       1,378,730
Government National Mortgage
  Association, 9.50%                     251,838        9/15/2019         273,203
Government National Mortgage
  Association, 7.50%                   3,063,323        9/15/2021       3,098,153
Government National Mortgage
  Association, 8.00%                     423,236        5/15/2022         434,871
Government National Mortgage
  Association, 8.00%                   2,712,413        6/15/2022       2,783,587
Government National Mortgage
  Association, 8.00%                   2,891,233        7/15/2022       2,968,079
Government National Mortgage
  Association, 8.00%                      60,743        8/15/2022          62,337
Government National Mortgage
  Association, 8.00%                   7,890,136       12/15/2022       8,104,604
Government National Mortgage
  Association, 7.50%                   1,425,293        1/15/2023       1,436,866
Government National Mortgage
  Association, 7.50%                  12,910,593        6/15/2023      13,003,291
Government National Mortgage
  Association, 10.00%                 17,010,077        6/15/2023      18,232,591
Government National Mortgage
  Association, 7.50%                     835,717        8/15/2023         841,717

The accompanying notes are an integral part of the financial statements.

                                      42

                                      Principal         Maturity        Value
                                        Amount            Date         (Note 1)
 --------------------------------  -------------------------------  ---------------
U.S. Agency Mortgage (cont'd)
Government National Mortgage
  Association, 7.50%                 $   850,107       10/15/2023    $    857,010
Government National Mortgage
  Association, 7.50%                     601,181       12/15/2023         605,497
Government National Mortgage
  Association, 7.50%                     817,217        1/15/2024         823,085
Government National Mortgage
  Association, 7.50%                  10,092,908        4/15/2024      10,169,870
Government National Mortgage
  Association, 8.00%                  19,482,380        9/15/2026      19,920,733
Government National Mortgage
  Association TBA, 7.50%              12,375,000       11/29/2008      12,626,367
Government National Mortgage
  Association TBA, 8.00%               2,625,000       12/18/2026       2,688,985
                                                                    ---------------
                                                                      257,263,132
                                                                    ---------------
Total U.S. Government Securities (Cost $515,301,325)                  528,408,863
                                                                    ---------------
OTHER INVESTMENTS 19.8%
Foreign Government 3.7%
                                     Australian Dollar
Government of Australia, 7.50%         7,850,000        7/15/2005       6,294,436
                                     Canadian Dollar
Government of Canada, 7.50%            7,250,000       12/01/2003       5,839,544
                                     Danish Krone
Kingdom of Denmark, 8.00%             25,475,000       11/15/2001       4,799,326
Kingdom of Denmark, 8.00%             25,700,000        3/15/2006       4,758,588
                              European Currency Unit
Government of France, 8.00%            3,225,000        4/25/2003       4,546,964
                                                                    ---------------
                                                                       26,238,858
                                                                    ---------------
Trust Certificates 13.3%
Cooperative Utility Trust
  Certificates, 9.50%                $25,499,000        2/15/2017      27,659,275
Cooperative Utility Trust
  Certificates, 9.52%                 24,525,000        3/15/2019      26,652,789
Government Backed Trust Class
  T-2, 9.40%                             107,919       11/15/1996         108,004
Government Backed Trust Class
  T-3, 9.63%                          10,000,000        5/15/2002      10,729,500
Trust Certificates (cont'd)
Government Trust Certificates
  Class 2-D, 9.25%                   $ 2,086,373       11/15/1996    $  2,087,959
Government Trust Certificates
  Class 2-E, 9.40%                    24,000,000        5/15/2002      25,820,400
                                                                    ---------------
                                                                       93,057,927
                                                                    ---------------
Finance/Mortgage 2.8%
Prudential Home Mortgage
  Securities Co. Series 93-29 A-6
  PAC, 6.75%                          10,118,504        8/25/2008      10,178,507
Residential Funding Corp. Series
  93-S25 A-1, 6.50%                    9,364,517        7/25/2008       9,379,126
                                                                    ---------------
                                                                       19,557,633
                                                                    ---------------
Total Other Investments (Cost $136,334,969)                           138,854,418
                                                                    ---------------
SHORT-TERM OBLIGATIONS 5.3%
Federal Home Loan Bank, 5.22%         12,000,000       11/29/1996      11,951,467
Federal Home Loan Mortgage
  Corp., 5.18%                         9,795,000       11/01/1996       9,795,000
Federal Home Loan Mortgage
  Corp., 5.50%                        15,493,000       11/01/1996      15,493,000
                                                                    ---------------
Total Short-Term Obligations (Cost $37,239,467)                        37,239,467
                                                                    ---------------
Total Investments (Cost $688,875,761)--100.4%                         704,502,748
Cash and Other Assets, Less Liabilities--(0.4)%                        (2,730,819)
                                                                    ---------------
Net Assets--100.0%                                                   $701,771,929
                                                                    ===============
Federal Income Tax Information:
At October 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $688,875,761 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                    $ 20,181,429
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                      (4,554,442)
                                                                    ---------------
                                                                     $ 15,626,987
                                                                    ===============

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

The accompanying notes are an integral part of the financial statements.

Forward currency exchange contracts outstanding at October 31, 1996, are as follows:

                                                                                     Unrealized
                                                                                    Appreciation
                                                 Total Value       Contract Price  (Depreciation)    Delivery Date
--------------------------------------------  -----------------------------------  ---------------  ----------------
Buy Australian dollars, Sell U.S. dollars       3,590,000   AUD     .79004   AUD      $   1,923         1/24/97
Buy Australian dollars, Sell U.S. dollars         570,000   AUD     .79055   AUD             15         1/24/97
Sell Australian dollars, Buy U.S. dollars       1,025,000   AUD     .77425   AUD        (18,400)       11/14/96
Sell Australian dollars, Buy U.S. dollars       6,075,000   AUD     .77450   AUD       (107,533)       11/14/96
Sell Australian dollars, Buy U.S. dollars         570,000   AUD     .79340   AUD          1,610         1/24/97
Sell Australian dollars, Buy U.S. dollars       3,590,900   AUD     .79360   AUD         10,857         1/24/97
Sell Canadian dollars, Buy U.S. dollars         2,470,000   CAD     .73099   CAD        (38,979)       11/14/96
Sell Canadian dollars, Buy U.S. dollars         4,050,000   CAD     .74702   CAD        (12,436)        1/24/97
Sell Danish krone, Buy U.S. dollars            49,514,000   DKK     .17584   DKK        181,977        11/14/96
Sell Danish krone, Buy U.S. dollars             2,030,000   DKK     .17111   DKK         (2,141)       11/14/96
Sell Danish krone, Buy U.S. dollars               833,000   DKK     .17110   DKK         (1,407)        1/24/97
Sell European currency units,
  Buy U.S. dollars                              3,311,000   ECU    1.27480   ECU         25,231        11/14/96
                                                                                   ---------------
                                                                                      $  40,717
                                                                                   ===============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $688,875,761) (Note 1)            $704,502,748
Cash                                                                 3,184
Interest receivable                                             11,281,362
Receivable for securities sold                                   5,340,072
Receivable for fund shares sold                                  1,533,994
Receivable for open forward contracts                              221,613
Other assets                                                        23,161
                                                              ---------------
                                                               722,906,134
Liabilities
Payable for securities purchased                                15,334,878
Payable for fund shares redeemed                                 2,390,682
Dividends payable                                                2,277,552
Accrued management fee (Note 2)                                    384,992
Accrued distribution and service fees (Note 3)                     215,047
Accrued transfer agent and shareholder services (Note 2)           213,526
Payable for open forward contracts                                 180,896
Accrued trustees' fees (Note 2)                                     10,352
Other accrued expenses                                             126,280
                                                              ---------------
                                                                21,134,205
                                                              ---------------
Net Assets                                                    $701,771,929
                                                              ===============
Net Assets consist of:
 Undistributed net investment income                          $  3,771,439
 Unrealized appreciation of investments                         15,626,987
 Unrealized appreciation of forward contracts and  foreign
  currency                                                          45,123
 Accumulated net realized loss                                 (86,648,683)
 Shares of beneficial interest                                 768,977,063
                                                              ---------------
                                                              $701,771,929
                                                              ===============
Net Asset Value and redemption price per share of Class A
  shares ($584,313,469 / 46,990,520 shares of beneficial
  interest)                                                         $12.43
                                                              ===============
Maximum Offering Price per share of Class A shares ($12.43
  / .955)                                                           $13.02
                                                              ===============
Net Asset Value and offering price per share of Class B
  shares ($95,218,110 / 7,679,256 shares of beneficial
  interest)*                                                        $12.40
                                                              ===============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($7,767,449 / 625,275 shares of
  beneficial interest)                                              $12.42
                                                              ===============
Net Asset Value and offering price per share of Class D
  shares ($14,472,901 / 1,166,285 shares of beneficial
  interest)*                                                        $12.41
                                                              ===============

* Redemption price per share for Class B and Class D is equal to net asset value less any applicable contingent deferred sales charge.

STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Interest                                                   $55,174,545
Expenses
Management fee (Note 2)                                      4,723,842
Transfer agent and shareholder services (Note 2)               786,300
Custodian fee                                                  250,860
Reports to shareholders                                        160,433
Service fee--Class A (Note 3)                                1,536,412
Distribution and service fees--Class B (Note 3)                923,020
Distribution and service fees--Class D (Note 3)                137,675
Audit fee                                                       56,273
Registration fees                                               53,807
Trustees' fees (Note 2)                                         33,363
Miscellaneous                                                   29,917
                                                          --------------
                                                             8,691,902
                                                          --------------
Net investment income                                       46,482,643
                                                          --------------
Realized and Unrealized Gain (Loss) on Investments,
  Forward Contracts and Foreign Currency
Net realized loss on investments (Notes 1 and 4)            (3,528,385)
Net realized loss on forward contracts and foreign
  currency (Note 1)                                            (23,619)
                                                          --------------
 Total net realized loss                                    (3,552,004)
                                                          --------------
Net unrealized depreciation of investments (Note 5)         (7,443,474)
Net unrealized appreciation of forward contracts and
  foreign currency                                           1,038,389
                                                          --------------
 Total net unrealized depreciation                          (6,405,085)
                                                          --------------
Net loss on investments, forward contracts and foreign
  currency                                                  (9,957,089)
                                                          --------------
Net increase in net assets resulting from operations       $36,525,554
                                                          ==============

The accompanying notes are an integral part of the financial statements.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS

                                      Year ended October 31
                                  -------------------------------
                                      1996             1995
 ------------------------------- ---------------  ---------------
Increase (Decrease) in Net Assets
Operations:
Net investment income             $ 46,482,643     $ 48,226,230
Net realized gain (loss) on
  investments, forward contracts
  and foreign currency*             (3,552,004)       2,583,992
Net unrealized appreciation
  (depreciation) of investments,
  forward contracts and foreign
  currency                          (6,405,085)      48,001,271
                                 ---------------  ---------------
Net increase resulting from
  operations                        36,525,554       98,811,493
                                 ---------------  ---------------
Dividends from net investment
  income:
 Class A                           (39,055,243)     (42,302,801)
 Class B                            (5,188,785)      (3,875,565)
 Class C                              (404,930)        (166,657)
 Class D                              (773,463)        (735,022)
                                 ---------------  ---------------
                                   (45,422,421)     (47,080,045)
                                 ---------------  ---------------
Net increase (decrease) from
  fund share transactions
  (Note 6)                         (50,352,743)       4,925,189
                                 ---------------  ---------------
Total increase (decrease) in
  net assets                       (59,249,610)      56,656,637

Net Assets
Beginning of year                  761,021,539      704,364,902
                                 ---------------  ---------------
End of year (including
  undistributed net investment
  income of $3,771,439 and
  $2,696,356, respectively)       $701,771,929     $761,021,539
                                 ===============  ===============
*Net realized gain (loss) for
  Federal income tax purposes
  (Note 1)                        $ (4,139,815)    $  2,398,429
                                 ===============  ===============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research Government Income Fund (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in March, 1987. The Trust consists presently of four separate funds: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate, State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive.

The investment objective of the Fund is to seek high current income. In seeking to achieve its investment objective, the Fund invests primarily in U.S. Government securities.

The Fund offers four classes of shares. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares are subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation
Securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Securities for which there is no such valuation, if any, are valued at their fair value as determined in accordance with established methods consistently applied. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported

STATE STREET RESEARCH GOVERNMENT INCOME FUND

on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income
Net investment income is determined daily and consists of interest accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Accretion of discount is computed under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends
Dividends are declared daily based upon projected net investment income and are paid or reinvested monthly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes
No provision for Federal income taxes is necessary because the Fund has elected to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, if any, within the prescribed time periods. At October 31, 1996, the Fund had a capital loss carryforward of $86,648,683 available, to the extent provided in regulations, to offset future capital gains, if any, of which $46,959,196, $18,353,379, $17,196,293 and $4,139,815 expires on
October 31, 1997, 1998, 2002 and 2004, respectively. The Fund had a capital loss carryforward of $29,348,263 expire on October 31, 1996. In addition, as part of a merger that occurred on May 12, 1995, the Fund acquired from MetLife-State Street Research Government Securities Fund a capital loss carryforward of $5,100,777, of which $3,074,207 and $2,026,570 expires on October 31, 2001 and 2002, respectively. The Fund's use of such capital loss carryforward may be limited under current tax laws.

F. Forward Contracts and Foreign Currencies The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

G. Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2
The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1996, the fees pursuant to such agreement amounted to $4,723,842.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. During the year ended October 31, 1996, the amount of such expenses was $259,577.

The fees of the Trustees not currently affiliated with the Adviser amounted to $33,363 during the year ended October 31, 1996.

Note 3
The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund pays annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund pays annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1996, fees pursuant to such plan amounted to $1,536,412, $923,020 and $137,675 for Class A, Class B and Class D shares, respectively.

STATE STREET RESEARCH GOVERNMENT INCOME FUND

Note 3 (cont'd)
The Fund has been informed that the Distributor and MetLife Securities, Inc., a wholly owned subsidiary of Metropolitan, earned initial sales charges aggregating $89,615 and $495,180, respectively, on sales of Class A shares of the Fund during the year ended October 31, 1996, and that MetLife Securities, Inc. earned commissions aggregating $536,913 on sales of Class B shares, and that the Distributor collected contingent deferred sales charges aggregating $372,729 and $1,828 on redemptions of Class B and Class D shares, respectively, during the same period.

Note 4
For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $609,470,532 and $688,024,321 (including $503,419,486 and $551,059,425 of U.S. Government obligations), respectively.

Note 5
The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1996, the Distributor owned 12,241 Class A shares of the Fund.

Share transactions were as follows:

                                                                Year ended October 31
                                          -----------------------------------------------------------------
                                                        1996                             1995
                                          -------------------------------   --------------------------------
Class A                                       Shares           Amount          Shares           Amount
 ------------------------------------------------------- ----------------  ---------------  ----------------
Shares sold                                  2,386,852     $  29,601,645       8,692,870     $ 106,770,703
Issued upon reinvestment of dividends        1,707,616        21,188,423       1,902,247        23,135,012
Shares repurchased                          (9,183,464)     (113,908,052)    (13,184,315)     (159,163,704)
                                          -------------- ----------------  ---------------  ----------------
Net decrease                                (5,088,996)    $ (63,117,984)     (2,589,198)    $ (29,257,989)
                                          ============== ================  ===============  ================
Class B                                     Shares         Amount            Shares          Amount
 ------------------------------------------------------- ----------------  ---------------  ----------------
Shares sold                                  2,341,362     $  29,026,329       3,527,941     $  42,934,470
Issued upon reinvestment of dividends          275,775         3,412,679         209,008         2,591,060
Shares repurchased                          (1,940,555)      (24,024,991)     (1,222,045)      (14,751,417)
                                          -------------- ----------------  ---------------  ----------------
Net increase                                   676,582     $   8,414,017       2,514,904     $  30,774,113
                                          ============== ================  ===============  ================
Class C                                     Shares         Amount            Shares          Amount
 ------------------------------------------------------- ----------------  ---------------  ----------------
Shares sold                                    518,980     $   6,381,030         435,479     $   5,346,473
Issued upon reinvestment of dividends           30,667           379,365          12,362           153,460
Shares repurchased                            (324,941)       (4,001,721)        (64,617)         (809,530)
                                          -------------- ----------------  ---------------  ----------------
Net increase                                   224,706     $   2,758,674         383,224     $   4,690,403
                                          ============== ================  ===============  ================
Class D                                     Shares         Amount            Shares          Amount
 ------------------------------------------------------- ----------------  ---------------  ----------------
Shares sold                                    520,289     $   6,453,505         433,690     $   5,281,361
Issued upon reinvestment of dividends           43,660           539,841          43,377           526,125
Shares repurchased                            (435,567)       (5,400,796)       (590,308)       (7,088,824)
                                          -------------- ----------------  ---------------  ----------------
Net increase (decrease)                        128,382     $   1,592,550        (113,241)    $  (1,281,338)
                                          ============== ================  ===============  ================

STATE STREET RESEARCH GOVERNMENT INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                                         Class A                                        Class B
                                     ------------------------------------------------    -----------------------------------------
                                                   Year ended October 31                          Year ended October 31
                                     ------------------------------------------------    -----------------------------------------
                                        1996*     1995*     1994*      1993       1992     1996*     1995*     1994*     1993**
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year     $12.58    $11.68    $12.92     $12.38     $12.14   $12.55    $11.66    $12.91     $12.67
Net investment income                    0.81      0.83      0.81       0.84       0.90     0.71      0.73      0.72       0.30
Net realized and unrealized gain
  (loss) on  investments, forward
  contracts and foreign currency        (0.17)     0.88     (1.26)      0.56       0.26    (0.16)     0.87     (1.27)      0.24
Dividends from net investment
  income                                (0.79)    (0.81)    (0.79)     (0.84)     (0.91)   (0.70)    (0.71)    (0.70)     (0.30)
Distributions from net realized
  gains                                    --        --        --      (0.02)     (0.01)      --        --        --         --
                                     --------  --------  --------   --------   --------- --------  -------- --------- -----------
Net asset value, end of year           $12.43    $12.58    $11.68     $12.92     $12.38   $12.40    $12.55     $11.6     $12.91
                                     ========  ========  ========   ========   ========= ========  ======== ========= ==========
Total return                             5.28%+   15.07%+   (3.58)%+   11.63%+     9.86%+   4.51%+   14.15%+   (4.38)%+    4.32%+++
Net assets at end of year (000s)     $584,313  $655,045  $638,418   $868,556   $798,705  $95,218   $87,908   $52,319    $26,578
Ratio of operating expenses to
  average net assets                     1.09%     1.10%     1.07%      1.05%      1.05%     .84%     1.85%     1.82%      1.81%++
Ratio of net investment income to
  average net assets                     6.50%     6.83%     6.54%      6.59%      7.25%    5.75%     6.01%     5.86%      5.67%++
Portfolio turnover rate                 88.79%   105.57%   134.41%    103.49%     97.33%   88.79%   105.57%   134.41%    103.49%

                                                      Class C                                     Class D
                                     ------------------------------------------  -------------------------------------------
                                               Year ended October 31                       Year ended October 31
                                     ------------------------------------------  -------------------------------------------
                                       1996*     1995*      1994*      1993**     1996*      1995*      1994*      1993**
 -----------------------------------  -------- --------- -----------  ---------  --------- --------- ----------- ----------
Net asset value, beginning of year    $12.57    $ 11.67    $ 12.92    $ 12.67    $ 12.56    $ 11.66    $ 12.91     $ 12.67
Net investment income                   0.84       0.90       0.84       0.19       0.71       0.74       0.72        0.30
Net realized and unrealized gain
  (loss) on
   investments, forward contracts
  and foreign currency                 (0.17)      0.84      (1.27)      0.42      (0.16)      0.87      (1.27)       0.24
Dividends from net investment
  income                               (0.82)     (0.84)     (0.82)     (0.36)     (0.70)     (0.71)     (0.70)      (0.30)
                                      -------- --------- -----------  ---------  --------- --------- ----------- ----------
Net asset value, end of year          $12.42    $ 12.57    $ 11.67    $ 12.92    $ 12.41    $ 12.56    $ 11.66     $ 12.91
                                      ======== ========= ===========  =========  ========= ========= =========== ==========
Total return                            5.55%+    15.37%+    (3.42)%+    4.82%+++   4.51%+    14.24%+    (4.38)%+     4.32%+++
Net assets at end of year (000s)      $7,767    $ 5,036    $   203    $    36    $14,473    $13,033    $13,425     $12,101
Ratio of operating expenses to
  average net assets                    0.84%      0.85%      0.82%      0.80%++    1.84%      1.85%      1.82%       1.88%++
Ratio of net investment income to
  average net assets                    6.78%      6.79%      8.01%      6.59%++    5.76%      6.08%      5.84%       5.59%++
Portfolio turnover rate                88.79%    105.57%    134.41%    103.49%     88.79%    105.57%    134.41%     103.49%

 ++ Annualized.
  + Total return figures do not reflect any front-end or contingent deferred sales charges.
+++ Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
  * Per-share figures have been calculated using the average shares method. ** June 1, 1993 (commencement of share class designations) to October 31,
     1993.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Government Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Government Income Fund (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reason- able assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1996

STATE STREET RESEARCH GOVERNMENT INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

Government Income Fund outperformed Lipper Analytical Service's General U.S. Government Funds Category for the 12 months ended October 31, 1996. The Fund's conservative positioning helped its performance when interest rates were on the rise during much of 1996.

Government Income Fund's management was very active with the portfolio. Last year at this time, when interest rates were declining, the Fund emphasized Treasuries, at 41% of the portfolio. When interest rates rose in 1996, Fund management reduced the Fund's position in Treasuries and increased its holdings in mortgage securities. As of April 30, 1996, the Fund had 45% of the portfolio invested in mortgages.

More recently, as interest rates have started to come down again, Fund management reduced mortgage holdings and moved back into Treasuries, which make up 33% of the portfolio as of October 31, 1996.

The non-dollar portions of the portfolio performed well and added value during this time, even though their position in the portfolio was and is relatively small.

The fluctuations in interest rates also caused movements in the Fund's yield. The yield was at its lowest at the end of November at 5.36%, and at its highest at the end of May at 6.25%.

October 31, 1996

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. Investments in the Fund are not insured or guaranteed by the U.S. government or any other entity. Performance for a class includes periods prior to the adoption of class designations. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. Performance for "B" and "D" shares prior to class designations in 1993 reflects annual 12b-1 fees of
 .25%, and performance thereafter reflects annual 12b-1 fees of 1%, which will reduce subsequent performance. Performance reflects maximum 4.5% "A" share front-end sales charge or 5% "B" share or 1% "D" share contingent deferred sales charges, where applicable. The Merrill Lynch Government Master and Blended Indices are commonly used measures of bond market performance. The indices are unmanaged and do not take sales charges into consideration.
Direct investment in the indices is not possible; results are for illustrative purposes only.

Change In Value Of $10,000 Based On
The Merrill Lynch Blended Index And
The Merrill Lynch Government Master Index
Compared To Change In Value Of $10,000 Invested
In Government Income Fund

[Data for Line Charts]
Class A Shares

  Average Annual Total Return
--------------------------------
1 Year   5 Years   Life of Fund
--------------------------------
+0.54%    +6.47%      +7.41%
--------------------------------

$25,000  20,000  15,000  10,000

        $19,896  $21,831   $21,263

3/87     9550     10000     10000
10/87    9408     9935      9849
10/88    10328    11045     10807
10/89    11321    12316     12106
10/90    11948    13154     12825
10/91    13890    15171     14703
10/92    15259    16660     16223
10/93    17034    18553     18333
10/94    16424    17933     17539
10/95    18899    20669     20242
10/96    19896    21831     21263
      Government   ML         ML
        Income   Blended  Government
         Fund     Index     Master
                            Index

Class B Shares

  Average Annual Total Return
--------------------------------
1 Year   5 Years   Life of Fund
--------------------------------
-0.43%    +6.56%      +7.62%
--------------------------------

$25,000  20,000  15,000  10,000

        $20,272  $21,831   $21,263

3/87     10000    10000     10000
10/87    9852     9935      9849
10/88    10814    11045     10807
10/89    11855    12316     12106
10/90    12511    13154     12825
10/91    14544    15171     14703
10/92    15978    16660     16223
10/93    17770    18553     18333
10/94    16992    17933     17539
10/95    19397    20669     20242
10/96    20272    21831     21263
      Government   ML         ML
        Income   Blended  Government
         Fund     Index     Master
                            Index

Class C Shares

  Average Annual Total Return
--------------------------------
1 Year   5 Years   Life of Fund
--------------------------------
+5.55%   +7.62%      +8.02%
--------------------------------

$25,000  20,000  15,000  10,000

        $20,997  $21,831   $21,263

3/87     10000    10000     10000
10/87    9852     9935      9849
10/88    10814    11045     10807
10/89    11855    12316     12106
10/90    12511    13154     12825
10/91    14544    15171     14703
10/92    15978    16660     16223
10/93    17855    18553     18333
10/94    17244    17933     17539
10/95    19894    20669     20242
10/96    20997    21831     21263
      Government   ML         ML
        Income   Blended  Government
         Fund     Index     Master
                            Index

Class D Shares

  Average Annual Total Return
--------------------------------
1 Year   5 Years   Life of Fund
--------------------------------
+3.52%   +6.88%      +7.63%
--------------------------------

$25,000  20,000  15,000  10,000

        $20,286  $21,831   $21,263

3/87     10000    10000     10000
10/87    9852     9935      9849
10/88    10814    11045     10807
10/89    11855    12316     12106
10/90    12511    13154     12825
10/91    14544    15171     14703
10/92    15978    16660     16223
10/93    17769    18553     18333
10/94    16991    17933     17539
10/95    19411    20669     20242
10/96    20286    21831     21263
      Government   ML         ML
        Income   Blended  Government
         Fund     Index     Master
                            Index

STATE STREET RESEARCH GOVERNMENT INCOME FUND

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of the State Street Research Government Income Fund ("Fund"), along with shareholders of other series of State Street Research Financial Trust ("Meeting"), was convened on February 14, 1996, and continued thereafter. The results of the Meeting are set forth below.

                                                                        Votes (millions of Shares)
                                                                        --------------------------
                                                                            For    Withheld
                                                                           -----------------
1. The following persons were elected as Trustees:
 Edward M. Lamont                                                          43.4      3.0
 Robert A. Lawrence                                                        43.4      3.0
 Dean O. Morton                                                            43.4      3.0
 Thomas L. Phillips                                                        43.4      3.0
 Toby Rosenblatt                                                           43.4      3.0
 Michael S. Scott Morton                                                   43.8      2.6
 Ralph F. Verni                                                            43.8      2.7
 Jeptha H. Wade                                                            43.8      2.6

                                                                                            Votes (millions of Shares)
                                                                                            --------------------------
                                                                                              For  Against  Abstain
                                                                                              ----  ---------------
2. The Fund's following investment policies were reclassified from fundamental to nonfundamental:
   a. The policy regarding investments in securities of companies with less than three (3)
      years' continuous operation                                                            26.5   3.8       2.9
   b. The policy regarding investments in illiquid securities                                26.1   4.0       3.1
3. The Fund's fundamental policy regarding investments in commodities and commodity
   contracts was amended                                                                     25.7   4.5       3.1
4. The Fund's fundamental policy on lending was amended to clarify the permissibility of
   securities lending                                                                        26.0   4.2       3.0
5. The Fund's fundamental policies regarding diversification of investments were amended     27.3   3.0       2.9
6. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or
   liquidate a fund without prior shareholder approval                                       33.1   7.3       4.2
7. The Master Trust Agreement was amended to eliminate specified time permitted between the
   record date and any shareholders meeting                                                  34.4   5.7       4.4

            STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE
              STATE STREET RESEARCH STRATEGIC PORTFOLIOS: MODERATE
             STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

                 SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                                  March 1, 1997


                                TABLE OF CONTENTS

                                                                            Page


ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS................................2

ADDITIONAL INFORMATION CONCERNING CERTAIN INVESTMENT TECHNIQUES................5

DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS...............................15

TRUSTEES AND OFFICERS.........................................................19

INVESTMENT ADVISORY SERVICES..................................................24

PURCHASE AND REDEMPTION OF SHARES.............................................26

NET ASSET VALUE...............................................................28

PORTFOLIO TRANSACTIONS........................................................30

CERTAIN TAX MATTERS...........................................................33

DISTRIBUTION OF SHARES OF THE FUNDS...........................................36

CALCULATION OF PERFORMANCE DATA...............................................40

CUSTODIAN.....................................................................46

INDEPENDENT ACCOUNTANTS.......................................................46

FINANCIAL STATEMENTS..........................................................46

         The following Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of State Street Research Strategic Portfolios: Conservative ("Strategic Portfolios: Conservative"), State Street Research Strategic Portfolios: Moderate ("Strategic Portfolios:
Moderate") and State Street Research Strategic Portfolios: Aggressive ("Strategic Portfolios: Aggressive") (individually, a "Fund" and collectively, the "Funds"), dated March 1, 1997, which may be obtained without charge from the offices of State Street Research Financial Trust (the "Trust") or State Street Research Investment Services, Inc. (the "Distributor"), One Financial Center, Boston, Massachusetts 02111.


CONTROL NUMBER:  1285-960301(0398)SSR-LD                             SP-879D-397

                ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

         As set forth in part under "The Funds' Investments and Asset Allocation," "Investment Practices" and "Limiting Investment Risk" in the Funds' Prospectus, the Funds have adopted certain investment restrictions.

         The fundamental and nonfundamental policies of the Funds do not apply to any matters involving the issuance of multiple classes of shares of the Funds or the creation of a structure allowing the Funds to invest substantially all its assets in a related collective investment vehicle for similar funds or allowing the Funds to serve as such a collective investment vehicle for other similar funds, to the extent permitted by law and regulatory authorities.

         All of the Funds' fundamental investment restrictions are set forth below. These fundamental investment restrictions may not be changed except by the affirmative vote of a majority of the Funds' outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). (Under the 1940 Act, a "vote of the majority of the outstanding voting securities" means the vote, at a meeting of security holders duly called, (i) of 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (ii) of more than 50% of the outstanding voting securities whichever is less.) Under these restrictions, it is each Fund's policy:


         (1) not to purchase a security of any one issuer (other than securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations) if such purchase would, with respect to 75% of the Fund's total assets, cause more than 5% of the Fund's total assets to be invested in the securities of such issuer or cause more than 10% of the voting securities of such issuer to be held by the Fund except that for Strategic Portfolios: Conservative, the 10% limit on voting securities applies to 100% of the Fund's total assets);


         (2) not to issue senior securities as defined in the 1940 Act, except as permitted by Section 18(f)(2) of that Act and the rules thereunder or as permitted by an order of the Securities and Exchange Commission;

         (3) not to underwrite or participate in the marketing of securities of other issuers, except (a) the Fund may, acting alone or in syndicates or groups, purchase or otherwise acquire securities of other issuers for investment, either from the issuers or from persons in a control relationship with the issuers or from underwriters of such securities; and
                  (b) to the extent that, in connection with the disposition of the Fund's securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

         (4) not to purchase or sell fee simple interests in real estate, although the Fund may purchase and sell other interests in real estate including securities which are secured by real estate, or securities of companies which own or invest or deal in real estate;

         (5) not to invest in commodities or commodity contracts in excess of 10% of the Fund's total assets, except that investments in swap arrangements, currencies, futures contracts and options on futures contracts on securities, securities indices and currencies shall not be deemed an investment in commodities or commodities contracts;

         (6) not to make loans, except that the Fund may lend portfolio securities and purchase bonds, debentures, notes and similar obligations (and enter into repurchase agreements with respect thereto);

         (7) not to make any investment which would cause more than 25% of the value of the Fund's total assets to be invested in securities of issuers principally engaged in any one industry [for purposes of this restriction, (a) utilities may be divided according to their services so that, for example, gas, gas transmission, electric and telephone companies may each be deemed in a separate industry, (b) oil and oil related companies may be divided by type so that, for example, oil production companies, oil service companies and refining and marketing companies may each be deemed in a separate industry,
                  (c) finance companies may be classified according to the industries of their parent companies, and (d) securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities (including repurchase agreements involving such U.S. Government securities to the extent excludable under relevant regulatory interpretations) may be excluded]; and

         (8) not to borrow money except for borrowings from banks for extraordinary and emergency purposes, such as permitting redemption requests to be honored, and then not in an amount in excess of 25% of the value of its total assets, and except insofar as reverse repurchase agreements may be regarded as borrowing.





         The following nonfundamental investment restrictions may be changed without shareholder approval. Under these restrictions, it is each Fund's policy:

        (1) not to purchase any security or enter into a repurchase agreement if as a result more than 15% of its total assets would be invested in securities that are illiquid because of the absence of a readily available market and repurchase agreements not entitling the holder to payment of principal and interest within seven days;

        (2) not to invest more than 15% of its net assets in restricted securities, of all types (including not more than 5% of its net assets in restricted securities which are not eligible for resale pursuant to Rule 144A, Regulation S or other exemptive provisions under the Securities Act of 1933);


        (3) not to invest more than 5% of its total assets in securities of private issuers including predecessors with less than three years continuous operations (except (a) securities guaranteed or backed by an affiliate of the issuer with three years of continuous operations, (b) securities issued or guaranteed as to principal or interest by the U.S. Government, or its agencies or instrumentalities, or a mixed-ownership Government corporation, (c) securities of issuers with debt securities rated either "BBB" by Standard & Poor's Corporation or "Baa" by Moody's Investor's Service, Inc. or equivalent by any other nationally recognized statistical rating organization, or securities of issuers considered by the Investment Manager to be equivalent, (d) securities issued by a holding company with at least 50% of its assets invested in companies with three years of continuous operations including predecessors, and (e) securities which generate income which is exempt from local, state or federal taxes); provided that a Fund may invest up to 15% of its total assets in such issuers so long as such investments plus investments in restricted securities (other than those which are eligible for resale under Rule 144A, Regulation S or other exemptive provisions as noted above) do not exceed 15% of the Fund's total assets;


        (4) not to engage in transactions in options except in connection with options on securities, securities indices and currencies, and options on futures on securities, securities indices and currencies;


        (5) not to purchase securities on margin or make short sales of securities or maintain a short position except for short sales "against the box" (as a matter of current operating policy, the Fund will not make short sales or maintain a short position unless not more than 5% of the Fund's net assets (taken at current value) is held as collateral for such sales at any time);

        (6) not to hypothecate, mortgage or pledge any of its assets except as may be necessary in connection with permitted borrowings (for the purpose of this restriction, futures, options and forward commitments, and related escrow or custodian receipts or letters, margin or safekeeping accounts, or similar arrangements used in the industry in connection with the trading of such investments, are not deemed to involve a hypothecation, mortgage or pledge of assets);


        (7) not to purchase a security issued by another investment company, except to the extent permitted under the 1940 Act or except by purchases in the open market involving only customary brokers' commissions, or securities acquired as dividends or distributions or in connection with a merger, consolidation or similar transaction or other exchange;


        (8) not to purchase or retain any security of an issuer if, to the knowledge of the Fund, those of its officers and Trustees and officers and directors of its investment adviser who individually own more than 1/2 of 1% of the securities of such issuer, when combined, own more than 5% of the securities of such issuer taken at market;


        (9) not to invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development joint ventures or general partnerships (provided that the Fund may invest in securities issued by companies which invest in or sponsor such programs and in securities indexed to the price of oil, gas or other minerals);


       (10) not to invest in warrants in excess of 5% of the value, at the lower of cost or market, of its net assets, provided that warrants not listed on the New York or American Stock Exchange shall be further limited to 2% of the Fund's net assets (warrants initially attached to securities and acquired by the Fund upon original issuance thereof shall be deemed to be without value); and

       (11) not to invest in companies for the purpose of exercising control over their management, although the Fund may from time to time present its views on various matters to the management of issuers in which it holds investments.





         Compliance with the above nonfundamental investment restrictions (1) and (2) will be determined independently.


                        ADDITIONAL INFORMATION CONCERNING
                          CERTAIN INVESTMENT TECHNIQUES

         Among other investments described below, each Fund may buy and sell domestic and foreign options, futures contracts, and options on futures contracts with respect to securities, securities indices, and currencies, and may enter into closing transactions with respect to each of the foregoing under circumstances in which such instruments and techniques are expected by State Street Research & Management Company (the "Investment Manager") to aid in achieving the investment objective of a Fund. Each Fund on occasion may also purchase instruments with characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and which, therefore, possess the risks of both futures and securities investments.

Futures Contracts

         Futures contracts are publicly traded contracts to buy or sell underlying assets, such as certain securities, currencies, or an index of securities, at a future time at a specified price. A contract to buy establishes a "long" position while a contract to sell establishes a "short" position.

         The purchase of a futures contract on securities or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index. Each Fund will initially be required to deposit with the Trust's custodian or the broker effecting the futures transaction an amount of "initial margin" in cash or U.S. Treasury obligations.

         Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is like a performance bond or good faith deposit on the contract. Subsequent payments (called "maintenance margin") to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates. This process is known as "marking to market." For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and the Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset. Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and the Fund would be required to make a maintenance margin payment to the broker.

         At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position which will terminate the Fund's position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain. While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

         Futures contracts will be executed primarily (a) to establish a short position, and thus protect a Fund from experiencing the full impact of an expected decline in market value of portfolio holdings without requiring the sale of holdings, or (b) to establish a long position, and thus to participate in an expected rise in market value of securities or currencies which a Fund intends to purchase. Subject to the limitations described below, a Fund may also enter into futures contracts for purposes of enhancing return. In transactions establishing a long position in a futures contract, money market instruments equal to the face value of the futures contract will be identified by the Fund to the Trust's custodian for maintenance in a separate account to insure that the use of such futures contracts is unleveraged. Similarly, a representative portfolio of securities having a value equal to the aggregate face value of the futures contract will be identified with respect to each short position. Each Fund will employ any other appropriate method of cover which is consistent with applicable regulatory and exchange requirements.

Options on Securities

         Each Fund may use options on securities to implement its investment strategy. A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer the obligation to sell, the underlying asset at the exercise price during the option period. Conversely, a put option on a security gives the purchaser the right to sell, and the writer the obligation to buy, the underlying asset at the exercise price during the option period.

         Purchased options have defined risk, i.e., the premium paid for the option, no matter how adversely the price of the underlying asset moves, while affording an opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.

         Written options have varying degrees of risk. An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration. This risk is tempered when the call option is covered, i.e., when the option writer owns the underlying asset. In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss. A written put option has defined risk, i.e., the difference between the agreed-upon price that the Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

         The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires. To secure his obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Options on Securities Indices

         Each Fund may engage in transactions in call and put options on securities indices. For example, a Fund may purchase put options on indices of securities in anticipation of or during a market decline to attempt to offset the decrease in market value of its securities that might otherwise result.

         Put options on indices of securities are similar to put options on the securities themselves except that the delivery requirements are different. Instead of giving the right to make delivery of a security at a specified price, a put option on an index of securities gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price. The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. As with options on securities or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

         A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index. Although there are at present few available options on indices of fixed income securities, other than tax-exempt securities, or futures and related options based on such indices, such instruments may become available in the future. In connection with the use of such options, a Fund may cover its position by identifying a representative portfolio of securities having a value equal to the aggregate face value of the option position taken. However, the Fund may employ any appropriate method to cover its positions that is consistent with applicable regulatory and exchange requirements.

Options on Futures Contracts

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

Options Strategy

         A basic option strategy for protecting a Fund against a decline in securities prices could involve (a) the purchase of a put -- thus "locking in" the selling price of the underlying securities or securities indices -- or (b) the writing of a call on securities or securities indices held by a Fund -- thereby generating income (the premium paid by the buyer) by giving the holder of such call the option to buy the underlying asset at a fixed price. The premium will offset, in whole or in part, a decline in portfolio value; however, if prices of the relevant securities or securities indices rose instead of falling, the call might be exercised, thereby resulting in a potential loss of appreciation in the underlying securities or securities indices.

         A basic option strategy when a rise in securities prices is anticipated is the purchase of a call -- thus "locking in" the purchase price of the underlying security or other asset. In transactions involving the purchase of call options by a Fund, money market instruments equal to the aggregate exercise price of the options will be identified by a Fund to the Trust's custodian to insure that the use of such investments is unleveraged.

         A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and concurrently write a call option against that security. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upward or downward by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

         The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund's return will be the premium received from writing the put option minus the amount by which the market price of the security is below the exercise price.

Limitations and Risks of Options and Futures Activity

         The Funds will engage in transactions in futures contracts or options as a hedge against changes resulting from market conditions which produce changes in the values of their securities or the securities which it intends to purchase (e.g., to replace portfolio securities which will mature in the near future) and, subject to the limitations described below, to enhance return. None of the Funds will purchase any futures contract or purchase any call option if, immediately thereafter, more than one third of the Fund's net assets would be represented by long futures contracts or call options. A Fund will not write a covered call or put option if, immediately thereafter, the aggregate value of the assets (securities in the case of written calls and cash or cash equivalents in the case of written puts) underlying all such options, determined as of the dates such options were written, would exceed 25% of that Fund's net assets. In addition, a Fund may not establish a position in a commodity futures contract or purchase or sell a commodity option contract for other than bona fide hedging purposes if immediately thereafter the sum of the amount of initial margin deposits and premiums required to establish such positions for such nonhedging purposes would exceed 5% of the market value of the Fund's net assets.

         Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective. Each Fund's ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in its holdings correlate with price movements of the futures and options.

         Some positions in futures and options may be closed out only on an exchange which provides a secondary market therefor. There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close such an option or futures position prior to maturity. The inability to close options and futures positions also could have an adverse impact on the Funds' ability to effectively hedge its securities and might in some cases require a Fund to deposit cash to meet applicable margin requirements. Each Fund will enter into an option or futures position only if it appears to be a liquid investment.

Foreign Investments

         To the extent a Fund invests in securities of issuers in less developed countries or emerging foreign markets, it will be subject to a variety of additional risks, including risks associated with political instability, economies based on relatively few industries, lesser market liquidity, high rates of inflation, significant price volatility of portfolio holdings and high levels of external debt in the relevant country.

         Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of the Fund's securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the prices of the Fund's securities in their local markets. Conversely, a decrease in the value of the U.S. dollar will have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund's securities in the local markets.

Currency Transactions

         The Funds may engage in currency exchange transactions. Each Fund will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or by entering into forward contracts to purchase or sell currencies. Each Fund's dealings in forward currency exchange contracts will be limited to hedging involving either specific transactions or aggregate portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are not commodities and are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although spot and forward contracts will be used primarily to protect a Fund from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted, which may result in losses to such Fund. This method of protecting the value of a Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange that can be achieved at some future point in time. Although such contracts tend to minimize the risk of loss due to a decline in the value of hedged currency, they tend to limit any potential gain that might result should the value of such currency increase.

Repurchase Agreements

         The Funds may enter into repurchase agreements. Repurchase agreements occur when a Fund acquires a security and the seller, which may be either (i) a primary dealer in U.S.

Government securities or (ii) an FDIC-insured bank having gross assets in excess of $500 million, simultaneously commits to repurchase it at an agreed-upon price on an agreed-upon date within a specified number of days (usually not more than seven) from the date of purchase. The repurchase price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the acquired security. While repurchase agreements involve the purchase and sale of the subject securities legally, the economic effect may be similar to loans by a Fund collateralized by the underlying securities. The Funds will only enter into repurchase agreements involving U.S. Government securities.

         Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. Other risks include possible litigation over the rights of the respective parties in the subject securities and the uncertainties and costs with respect thereto. Repurchase agreements will be limited to 30% of a Fund's total assets, except that repurchase agreements extending for more than seven days when combined with other illiquid securities will be limited to 15% of a Fund's total assets. None of the Funds presently intend to engage in repurchase agreements in excess of 5% of its total assets.

Reverse Repurchase Agreements

         The Funds may enter into reverse repurchase agreements. However, none of the Funds presently intend to engage in reverse repurchase agreements in excess of 5% of each Fund's total assets. In a reverse repurchase agreement a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future it will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed-upon rate. While reverse repurchase agreements involve the purchase and sale of the subject securities legally, the economic effect may be similar to borrowings by a Fund collateralized by the underlying securities. The ability to use reverse repurchase agreements may enable, but does not ensure the ability of, a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous.

         When effecting reverse repurchase agreements, assets of a Fund in a dollar amount sufficient to make payment of the obligations to be purchased are segregated on its records at the trade date and maintained until the transaction is settled.

When-Issued Securities

         Each Fund may purchase "when-issued" securities, which are traded on a price or yield basis prior to actual issuance. However, none of the Funds presently intend to purchase when-issued securities in an amount in excess of 5% of its total assets. Such purchases will be made only to achieve a Fund's investment objectives and not for leverage. The when-issued trading period generally lasts from a few days to months, or over a year or more; during this period dividends or interest on the securities are not payable. No income accrues to a Fund prior to the time it takes delivery. A frequent form of when-issued trading occurs in the U.S. Treasury market when dealers begin to trade a new issue of bonds or notes shortly after a Treasury financing is announced, but prior to the actual sale of the securities. Similarly, corporate securities to be created by a merger of companies may be traded prior to the actual consummation of the merger. Such transactions may involve a risk of loss if the value of the securities fall below the price committed to prior to the actual issuance. The Trust's custodian will establish a segregated account for each Fund when it purchases securities on a when-issued basis consisting of cash or liquid securities equal to the amount of the when-issued commitments. Securities transactions involving delayed deliveries or forward commitments are frequently characterized as when-issued transactions and are similarly treated by a Fund.

Rule 144A Securities

         Subject to the investment limitation of each Fund applicable to restricted securities set forth above, each Fund may buy or sell restricted securities in accordance with Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). Securities may be resold pursuant to Rule 144A under certain circumstances only to qualified institutional buyers as defined in the rule, and the markets and trading practices for such securities are relatively new and still developing; depending on the development of such markets, Rule 144A Securities may be deemed to be liquid as determined by or in accordance with methods adopted by the Trustees. Under such methods the following factors are considered, among others: the frequency of trades and quotes for the security, the number of dealers and potential purchasers in the market, market making activity, and the nature of the security and marketplace trades. Investments in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Also, a Fund may be adversely impacted by the possible illiquidity and subjective valuation of such securities in the absence of a market for them.

Indexed Securities

         Each Fund may purchase securities the value of which is indexed to interest rates, foreign currencies and various indices and financial indications, although none of the Funds presently intends to invest more than 5% of its assets in such securities. These securities are generally short to intermediate term debt securities. The interest rates or values at maturity fluctuate with the index to which they are connected and may be more volatile than such index.

Swap Arrangements

         Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates or indices, including purchase of caps, floors and collars as described below. In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for agreement by the bank or investment banker to pay such Fund a fixed rate of interest on the notional principal amount. In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices. Purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed upon interest rate or amount whereas purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount. A collar combines a cap and a floor.

         Most swaps entered into by a Fund will be on a net basis; for example, in an interest rate swap, amounts generated by application of the fixed rate and the floating rate to the notional principal amount would first offset one another, with a Fund either receiving or paying the difference between such amounts. In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold appropriate liquid assets, including cash; for swaps entered into on a net basis, assets will be segregated having a daily net asset value equal to any excess of a Fund's accrued obligations over the accrued obligations of the other party, while for swaps on other than a net basis assets will be segregated having a value equal to the total amount of a Fund's obligations.

         These arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund's portfolio. However, a Fund may enter into such arrangements for income purposes to the extent permitted by the CFTC for entities which are not commodity pool operators, such as the Fund. In entering a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty. Each Fund attempts to reduce the risks of nonperformance by the counterparty by dealing only with established, reputable institutions. The swap market is still relatively new and emerging; positions in swap arrangements may become illiquid to the extent that non-standard arrangements with one counterparty are not readily transferable to another counterparty or if a market for the transfer of swap positions does not develop. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Investment Manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

Securities Lending

         Collateral received by a Fund will generally be held in the form tendered, although cash may be invested in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, irrevocable stand-by letters of credit issued by a bank, or combination thereof. The collateral will be reflected as an asset, with an offsetting liability to the counterparty, on the records of each Fund.

Short Sales Against the Box

         Each Fund may effect short sales, but only if such transactions are short sale transactions known as short sales "against the box." A short sale is a transaction in which a Fund sells a security it does not own by borrowing it from a broker, and consequently becomes obligated to replace that security. A short sale against the box is a short sale where a Fund owns the security sold short or has an immediate and unconditional right to acquire that security without additional cash consideration upon conversion, exercise or exchange of options with respect to securities held in its portfolio. The effect of selling a security short against the box is to insulate that security against any future gain or loss.

Industry Classifications


         In determining how much of a Fund's portfolio is invested in a given industry, the following industry classifications are currently used. Securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities or mixed-ownership Government corporations or sponsored enterprises (including repurchase agreements involving U.S. Government securities to the extent excludable under relevant regulatory interpretations) are excludable. Securities issued by foreign governments are also excluded. Companies engaged in the business of financing will be classified according to the industries of their parent companies or industries that otherwise most affect such financing companies. Issuers of asset-backed pools will be classified as separate industries based on the nature of the underlying assets, such as mortgages, credit card receivables, etc. "Asset-backed -- Mortgages" includes pools of nongovernment backed mortgages.

Aerospace                                 Electronic Components                 Oil Service
Airline                                   Electronic Equipment                  Paper Products
Asset-backed -- Mortgages                 Entertainment                         Personal Care
Asset-backed -- Credit Card               Financial Service                     Photography
  Receivables                             Food & Beverage                       Plastics
Automotive                                Forest Products                       Printing & Publishing
Automotive Parts                          Gaming & Lodging                      Railroad
Bank                                      Gas                                   Real Estate & Building
Building                                  Gas Transmission                      Recreation
Business Service                          Grocery                               Retail Trade
Cable                                     Healthcare & Hospital                 Savings & Loan
Capital Goods & Equipment                   Management                          Shipping & Transportation
Chemical                                  Hospital Supply                       Technology & Communications
Computer Software & Service               Hotel & Restaurant                    Telephone
Conglomerate                              Insurance                             Textile & Apparel
Consumer Goods & Services                 Machinery                             Tobacco
Container                                 Media                                 Truckers
Cosmetics                                 Metal & Mining                        Trust Certificates -
Diversified                               Office Equipment                        Government Related Lending
Drug                                      Oil Production
Electric                                  Oil Refining & Marketing
Electric Equipment



                DEBT INSTRUMENTS AND PERMITTED CASH INVESTMENTS





         As indicated in the Funds' Prospectus, the Funds may invest in long-term and short-term debt securities. The Funds may invest in cash and short-term securities for temporary defensive purposes when, in the opinion of the Investment Manager, such a position is more likely to provide protection against unfavorable market conditions than adherence to other investment policies. Certain debt securities and money market instruments in which the Funds may invest are described below.

         U.S. Government and Related Securities. U.S. Government securities are securities which are issued or guaranteed as to principal or interest by the U.S. Government, a U.S. Government agency or instrumentality, or certain mixed-ownership Government corporations as described herein. The U.S. Government securities in which the Funds invest include, among others:

         (degree) direct obligations of the U.S. Treasury, i.e., U.S. Treasury bills, notes, certificates and bonds;

         (degree) obligations of U.S. Government agencies or instrumentalities such as the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association, the Government National Mortgage Association and the Federal Home Loan Mortgage Corporation; and

         (degree) obligations of mixed-ownership Government corporations such as Resolution Funding Corporation.

         U.S. Government securities which the Funds may buy are backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-backed securities, are backed by the full faith and credit of the U.S. Treasury. Other obligations, such as those of the Federal National Mortgage Association, are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities, although the U.S. Government has no legal obligation to do so. Obligations such as those of the Federal Home Loan Banks, the Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations. Certain obligations of Resolution Funding Corporation, a mixed-ownership Government corporation, are backed with respect to interest payments by the U.S. Treasury, and with respect to principal payments by U.S. Treasury obligations held in a segregated account with a Federal Reserve Bank. Except for certain mortgage-related securities, the Funds will only invest in obligations issued by mixed-ownership Government corporations where such securities are guaranteed as to payment of principal or interest by the U.S. Government or a U.S. Government agency or instrumentality, and any unguaranteed principal or interest is otherwise supported by U.S. Government obligations held in a segregated account.

         U.S. Government securities may be acquired by the Funds in the form of separately traded principal and interest components of securities issued or guaranteed by the U.S. Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. Obligations of Resolution Funding Corporation are similarly divided into principal and interest components and maintained as such on the book entry records of the Federal Reserve Banks.

         In addition, the Funds may invest in custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs") and "Certificates of Accrual on Treasury Securities" ("CATS"), and may not be deemed U.S. Government securities.

         The Funds may also invest from time to time in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as Government trust certificates.

         Bank Money Investments. Bank money investments include but are not limited to certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are generally short-term (i.e., less than one year), interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution. A banker's acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). A banker's acceptance may be obtained from a domestic or foreign bank, including a U.S. branch or agency of a foreign bank. The borrower is liable for payment as well as the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. Time deposits are nonnegotiable deposits for a fixed period of time at a stated interest rate. The Funds will not invest in any such bank money investment unless the investment is issued by a U.S. bank that is a member of the Federal Deposit Insurance Corporation ("FDIC"), including any foreign branch thereof, a U.S. branch or agency of a foreign bank, a foreign branch of a foreign bank, or a savings bank or savings and loan association that is a member of the FDIC and which at the date of investment has capital, surplus and undivided profits (as of the date of its most recently published financial statements) in excess of $50 million. The Funds will not invest in time deposits maturing in more than seven days and will not invest more than 10% of its total assets in time deposits maturing in two to seven days.

         U.S. branches and agencies of foreign banks are offices of foreign banks and are not separately incorporated entities. They are chartered and regulated either federally or under state law. U.S. federal branches or agencies of foreign banks are chartered and regulated by the Comptroller of the Currency, while state branches and agencies are chartered and regulated by authorities of the respective states or the District of Columbia. U.S. branches of foreign banks may accept deposits and thus are eligible for FDIC insurance; however, not all such branches elect FDIC insurance. Unlike U.S. branches of foreign banks, U.S. agencies of foreign banks may not accept deposits and thus are not eligible for FDIC insurance. Both branches and agencies can maintain credit balances, which are funds received by the office incidental to or arising out of the exercise of their banking powers and can exercise other commercial functions, such as lending activities.

         Short-Term Corporate Debt Instruments. Short-term corporate debt instruments include commercial paper to finance short-term credit needs (i.e., short-term, unsecured promissory notes) issued by corporations including but not limited to (a) domestic or foreign bank holding companies or (b) their subsidiaries or affiliates where the debt instrument is guaranteed by the bank holding company or an affiliated bank or where the bank holding company or the affiliated bank is unconditionally liable for the debt instrument. Commercial paper is usually sold on a discounted basis and has a maturity at the time of issuance not exceeding nine months.

         Commercial Paper Ratings. Commercial paper investments at the time of purchase will be rated A by Standard & Poor's Corporation ("S&P") or Prime by Moody's Investor's Service, Inc. ("Moody's"), or, if not rated, issued by companies having an outstanding long-term unsecured debt issue rated at least A by S&P or by Moody's. The money market investments in corporate bonds and debentures (which must have maturities at the date of settlement of one year or less) must be rated at the time of purchase at least A by S&P or by Moody's.

         Commercial paper rated A (highest quality) by S&P is issued by entities which have liquidity ratios which are adequate to meet cash requirements. Long-term senior debt is rated A or better, although in some cases BBB credits may be allowed. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. (Those A-1 issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign: A-1+.)

         The rating Prime is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: evaluation of the management of the issuer; economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer's products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1, Prime-2 or Prime-3.

                             TRUSTEES AND OFFICERS

         The Trustees and principal officers of the Trust, their addresses, and their principal occupations and positions with certain affiliates of the Investment Manager are set forth below.


         *+Peter C. Bennett, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 58. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President and as Vice President of State Street Research & Management Company. Mr. Bennett's other principal business affiliation is Director, State Street Research Investment Services, Inc.

         +Steve A. Garban, The Pennsylvania State University, 208 Old Main, University Park, PA 16802, serves as Trustee of the Trust. He is 59. He is retired and was formerly Senior Vice President Finance and Operations and Treasurer Emeritus of The Pennsylvania State University.

         +Malcolm T. Hopkins, 14 Brookside Road, Biltmore Forest, Asheville, NC 28803, serves as Trustee of the Trust. He is 68. He is engaged principally in private investments. Previously, he was Vice Chairman of the Board and Chief Executive Officer of St. Regis Corp.

         *+John H. Kallis, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 56. His principal occupation is Senior Vice President of State Street Research & Management Company. During the past five years he has also served as portfolio manager for State Street Research & Management Company.

         +Edward M. Lamont, Box 1234, Moores Hill Road, Syosset, NY 11791, serves as Trustee of the Trust. He is 70. He is engaged principally in private investments and civic affairs, and is an author of business history. Previously, he was with Morgan Guaranty Trust Company of New York.

         +Robert A. Lawrence, Saltonstall & Co., 50 Congress Street, Boston, MA 02109, serves as Trustee of the Trust. He is 70. His principal occupation during the past five years has been Partner, Saltonstall & Co., a private investment firm.

------------------------

* or +  See footnotes on page 21.

         *+Gerard P. Maus, One Financial Center, Boston, MA 02111, serves as Treasurer of the Trust. He is 45. His principal occupation is Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research & Management Company. During the past five years he has also served as Executive Vice President and Chief Financial Officer of New England Investment Companies and as Senior Vice President and Vice President of New England Mutual Life Insurance Company. Mr. Maus's other principal business affiliations include Executive Vice President, Treasurer, Chief Financial Officer and Director of State Street Research Investment Services, Inc.

         *+Francis J. McNamara, III, One Financial Center, Boston, MA 02111 has served as Secretary and General Counsel of the Trust. He is 41. His principal occupation is Executive Vice President, General Counsel and Secretary of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company and as Senior Vice President, General Counsel and Assistant Secretary of The Boston Company, Inc., Boston Safe Deposit and Trust Company and The Boston Company Advisors, Inc. Mr. McNamara's other principal business affiliations include Senior Vice President, Clerk and General Counsel of State Street Research Investment Services, Inc.

         +Dean O. Morton, 3200 Hillview Avenue, Palo Alto, CA 94304, serves as Trustee of the Trust. He is 64. He is retired, having served during the past five years, until October 1992, as Executive Vice President, Chief Operating Officer and Director of Hewlett-Packard Company.

         +Thomas L. Phillips, 141 Spring Street, Lexington, MA 02173 serves as Trustee of the Trust. He is 72. He is retired and was formerly Chairman of the Board and Chief Executive Officer of Raytheon Company, of which he remains a Director.

         +Toby Rosenblatt, 3409 Pacific Avenue, San Francisco, CA 94118, serves as Trustee of the Trust. He is 58. His principal occupations during the past five years have been President of The Glen Ellen Company, a private investment company, and Vice President of Founders Investments Ltd.

------------------------

* or +  See footnotes on page 21.

         +Michael S. Scott Morton, Massachusetts Institute of Technology, 77 Massachusetts Avenue, Cambridge, MA 02139, serves as Trustee of the Trust. He is
59. His principal occupation during the past five years has been Jay W. Forrester Professor of Management at Sloan School of Management, Massachusetts Institute of Technology.

         *+Thomas A. Shively, One Financial Center, Boston, MA 02111, serves as Vice President of the Trust. He is 42. His principal occupation is Executive Vice President and Director of State Street Research & Management Company. During the past five years he has also served as Senior Vice President of State Street Research & Management Company. Mr. Shively's other principal business affiliations include Director of State Street Research Investment Services, Inc.

         *+Ralph F. Verni, One Financial Center, Boston, MA 02111, serves as Chairman of the Board, President, Chief Executive Officer and Trustee of the Trust. He is 54. His principal occupation is Chairman of the Board, President, Chief Executive Officer and Director of State Street Research & Management Company. During the past five years he also served as President and Chief Executive Officer of New England Investment Companies and as Chief Investment Officer of New England Mutual Life Insurance Company. Mr. Verni's other principal business affiliations include Chairman of the Board and Director of State Street Research Investment Services, Inc., and, until February 1996, prior positions as President and Chief Executive Officer.

         +Jeptha H. Wade, 251 Old Billerica Road, Bedford, MA 01730, serves as Trustee of the Trust. He is 72. He is retired and was formerly Of Counsel for the law firm Choate, Hall & Stewart. He was a partner of that firm from 1960 to 1987.



-------------------------

* These Trustees and/or officers are or may be deemed to be "interested persons" of the Trust under the 1940 Act because of their affiliations with the Funds' investment adviser.

+ Serves as a Trustee and/or officer of one or more of the following investment companies, each of which has an advisory or distribution relationship with the Investment Manager or its affiliates: State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Exchange Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust, State Street Research Portfolios, Inc. and Metropolitan Series Fund, Inc.

    As of January 31, 1997, the Trustees and principal officers of the Trust as a group owned none of the outstanding shares of each Fund.

    As of January 31, 1997, the following persons or entities were the record and/or beneficial owners of the approximate amounts of each class of shares of the Funds' as set forth beside their names:

     Strategic Portfolios        Strategic Portfolios    Strategic Portfolios
          Aggressive                 Moderate                 Conservative
                        % of                    % of                      % of
Class   Holder          Class    Holder          Class    Holder          Class
  A     State Street     82.7
        Bank

        G.L. Beals, Sr. &
        D.Z. Beals       12.5

  C     Metropolitan     65.3   Metropolitan     36.9    Metropolitan      68.9
        Life                    Life                     Life

        Chase Manhattan  34.7   Chase Manhattan  50.5    Chase Manhattan   31.1
        Bank, NA                Bank, NA                 Bank, N.A.

                                State Street     11.8
                                Bank

The full name and address of the above persons and entities are as follows:

Metropolitan Life Insurance Company (a)
One Madison Avenue
New York, NY 10010

Chase Manhattan Bank, N.A.(b)(c)
770 Broadway
New York, NY 10003

State Street Bank and Trust Company (c)
225 Franklin Street
Boston, MA 02110

G.L. Beals, Sr. & D.Z. Beals
c/o State Street Research
  Shareholders Services
One Financial Center
Boston, MA 02111

(a) Metropolitan Life Insurance Company ("Metropolitan"), a New York corporation, was the record and/or beneficial owner, directly or indirectly through its subsidiaries or affiliates, of such shares.

(b) Chase Manhattan Bank, N.A. holds such shares as trustee under certain employee benefit plans serviced by Metropolitan.

(c) The respective Funds believe that each named recordholder does not have beneficial ownership of such shares.

    Ownership of 25% or more of a voting security is deemed "control" as defined in the 1940 Act. So long as 25% of a class of shares is so owned, such owner will be presumed to be in control of such class of shares for purposes of voting on certain matters submitted to a vote of shareholders, such as any Distribution Plan for a given class.

         The Trustees have been compensated as follows:

--------------------------------------------------------------------------------
          (1)                          (2)                            (3)
        Name of                     Aggregate                        Total
        Trustee                   Compensation                   Compensation
                                  From Trust(a)                 From Trust and
                                                                 Complex Paid
                                                                 to Trustees(b)
--------------------------------------------------------------------------------

Steve A. Garban                    $       0(c)                   $   34,750
Malcolm T. Hopkins                 $       0(c)                   $   34,750
Edward M. Lamont                   $   9,700                      $   59,375
Robert A. Lawrence                 $   9,700                      $   92,125
Dean O. Morton                     $  10,900                      $   96,125
Thomas L. Phillips                 $   9,700                      $   59,375
Toby Rosenblatt                    $   9,700                      $   59,375
Michael S. Scott Morton            $  12,500                      $  100,325
Ralph F. Verni                     $       0                      $        0
Jeptha H. Wade                     $  10,900                      $   63,375

(a) For the fiscal year ended October 31, 1996. Includes compensation from multiple series of the Trust. See "Distribution of Shares" for a listing of series.

(b) Includes compensation on behalf of 31 funds representing all series of investment companies for which the Investment Manager serves as primary investment adviser, series of Metropolitan Series Fund, Inc., for which the Investment Manager serves as sub-investment adviser, and series of State Street Research Portfolios, Inc., for which State Street Research Investment Services, Inc. serves as distributor. "Total Compensation from Trust and Complex Paid to Trustees" is for the 12 months ended December 31, 1996. The Trust does not provide any pension or retirement benefits for the Trustees.

(c) Did not serve as a Trustee during the fiscal year ended October 31, 1996.

                          INVESTMENT ADVISORY SERVICES

         State Street Research & Management Company, the Investment Manager, a Delaware corporation, with offices at One Financial Center, Boston, Massachusetts 02111-2690, acts as investment adviser to the Funds. The Advisory Agreement provides that the Investment Manager shall furnish the Funds with an investment program, suitable office space and facilities and such investment advisory, research and administrative services as may be required from time to time. The Investment Manager compensates all executive and clerical personnel and Trustees of the Trust if such persons are employees or affiliates of the Investment Manager or its affiliates. The Investment Manager is an indirect wholly-owned subsidiary of Metropolitan.

         The advisory fee payable monthly by each Fund to the Investment Manager is computed as a percentage of the average of the value of the net assets of such Fund as determined at the close of the New York Stock Exchange (the "NYSE") on each day the NYSE is open for trading, at the annual rate of 0.60% of the net assets of Strategic Portfolios: Conservative, 0.65% of the net assets of Strategic Portfolios: Moderate and 0.75% of the net assets of Strategic
Portfolios: Aggressive. The Distributor and its affiliates have from time to time and in varying amounts voluntarily assumed some portion of fees or expenses relating to each Fund.

         The advisory fees paid by each Fund to the Investment Manager for the periods shown below, prior to the assumption of fees or expenses, were as follows:


                                                         Year Ended
                                                         October 31,
                                       -----------------------------------------
                                          1996             1995           1994
                                          ----             ----           ----

Strategic Portfolios:  Moderate        $ 302,408       $ 216,199       $ 173,499

                                                                       May 16, 1994
                                                                      (commencement
                                               Year Ended           of operations) to
                                               October 31,          October 31, 1994
                                       -------------------------    -----------------

                                          1996            1995
                                          ----            ----

Strategic Portfolios:  Conservative    $ 201,690       $ 162,835       $  69,793

Strategic Portfolios:  Aggressive      $ 526,134       $ 414,353       $ 174,306


For the same period, the voluntary reduction of fees or assumption of expenses were as follows:


                                                       Year Ended
                                                       October 31,
                                                       -----------

                                          1996            1995             1994
                                          ----            ----             ----

Strategic Portfolios:  Moderate        $ 234,376       $ 244,843       $ 155,886


                                                                       May 16, 1994
                                                                      (commencement
                                               Year Ended           of operations) to
                                               October 31,          October 31, 1994
                                       -------------------------    -----------------

                                          1996            1995
                                          ----            ----

Strategic Portfolios:  Conservative    $ 197,940       $ 124,191       $ 81,035

Strategic Portfolios:  Aggressive      $ 142,848       $ 119,174       $ 32,452






         The Advisory Agreement provides that it shall continue in effect with respect to each Fund for a period of two years after its initial effectiveness and will continue from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of such Fund (as defined in the 1940 Act) or by the Trustees of the Trust, and (ii) in either event by a vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically in the event of its assignment, as defined under the 1940 Act and regulations thereunder. Such regulations provide that a transaction which does not result in a change of actual control or management of an adviser is not deemed an assignment.

         Under a Funds Administration Agreement between the Investment Manager and the Distributor, the Distributor provides assistance to the Investment Manager in performing certain fund administrative services for the Trust, such as assistance in determining the daily net asset value of shares of the Funds and in preparing various reports required by regulations.

         Under a Shareholders' Administrative Services Agreement between the Trust and the Distributor, the Distributor provides shareholders' administrative services, such as responding to inquiries and instructions from investors respecting the purchase and redemption of shares of the Funds, and is entitled to reimbursements of its costs for providing such services. Under certain arrangements for Metropolitan to provide subadministration services, Metropolitan may receive a fee for the maintenance of certain share ownership records for participants in sponsored arrangements, employee benefit plans, and similar programs or plans through or under which a Fund's shares may be purchased.

         Under the Code of Ethics of the Investment Manager, its employees in Boston, where investment management operations are conducted, are only permitted to engage in personal securities transactions in accordance with certain conditions relating to an employee's position, the identity of the security, the timing of the transaction, and similar factors. Such employees must report their personal securities transactions quarterly and supply broker confirmations of such transactions to the Investment Manager.


                       PURCHASE AND REDEMPTION OF SHARES

         Shares of the Funds are distributed by the Distributor. The Funds offer four classes of shares which may be purchased at the next determined net asset value per share plus, in the case of all classes except Class C shares, a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (the Class B and Class D shares). General information on how to buy shares of the Funds, as well as sales charges involved, are set forth under "Purchase of Shares" in the Prospectus. The following supplements that information.

Public Offering Price

         The public offering price for each class of shares of the Funds is based on their net asset value determined as of the close of regular trading of the NYSE on the day the purchase order is received by State Street Research Shareholder Services provided that the order is received prior to the close of the NYSE on that day; otherwise the net asset value used is that determined as of the close of the NYSE on the next day it is open for unrestricted trading. When a purchase order is placed through a dealer, that dealer is responsible for transmitting the order promptly to State Street Research Shareholder Services in order to permit the investor to obtain the current price. Any loss suffered by an investor which results from a dealer's failure to transmit an order promptly is a matter for settlement between the investor and the dealer.

         Reduced Sales Charges - For purposes of determining whether a purchase of Class A shares qualifies for reduced sales charges, the term "person" includes: (i) an individual, or an individual combining with his or her spouse and their children and purchasing for his, her or their own account; (ii) a "company" as defined in Section 2(a)(8) of the 1940 Act; (iii) a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Internal Revenue Code);
(iv) a tax-exempt organization under Section 501(c)(3) or (13) of the Internal Revenue Code; and (v) an employee benefit plan of a single employer or of affiliated employers.

         Investors may purchase Class A shares of the Funds at reduced sales charges by executing a Letter of Intent to purchase no less than an aggregate of $100,000 of the Funds or any combination of Class A shares of "Eligible Funds" as designated by the Distributor within a 13-month period. The sales charge applicable to each purchase made pursuant to a Letter of Intent will be that which would apply if the total dollar amount set forth in the Letter of Intent were being bought in a single transaction. Purchases made within a 90-day period prior to the execution of a Letter of Intent may be included therein; in such case the date of the earliest of such purchases marks the commencement of the 13-month period.

         An investor may include toward completion of a Letter of Intent the value (at the current public offering price) of all of his or her Class A shares of the Funds and of any of the other Class A shares of Eligible Funds held of record as of the date of his or her Letter of Intent, plus the value (at the current offering price) as of such date of all of such shares held by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances.

         A Letter of Intent does not bind the investor to purchase the specified amount. Shares equivalent to 5% of the specified amount will, however, be taken from the initial purchase (or, if necessary, subsequent purchases) and held in escrow in the investor's account as collateral against the higher sales charge which would apply if the total purchase is not completed within the allotted time. The escrowed shares will be released when the Letter of Intent is completed or, if it is not completed, when the balance of the higher sales charge is, upon notice, remitted by the investor. All dividends and capital gains distributions with respect to the escrowed shares will be credited to the investor's account.

         Investors may purchase Class A shares of the Funds or a combination of Eligible Funds at reduced sales charges pursuant to a Right of Accumulation. The applicable sales charge under the right is determined on the amount arrived at by combining the dollar amount of the purchase with the value (at the current public offering price) of all Class A shares of the other Eligible Funds owned as of the purchase date by the investor plus the value (at the current public offering price) of all such shares owned as of such date by any "person" described herein as eligible to join with the investor in a single purchase. Class B, Class C and Class D shares may also be included in the combination under certain circumstances. Investors must submit to the Distributor sufficient information to show that they qualify for this Right of Accumulation.


         Class C Shares - Class C shares are currently available to certain employee benefit plans such as qualified retirement plans which meet criteria relating to number of participants (currently a minimum of 100 eligible employees), service arrangements or similar factors; insurance companies; investment companies; endowment funds of nonprofit organizations with substantial minimum assets (currently a minimum of $10,000,000); and other similar institutional investors.


         Reorganizations - In the event of mergers or reorganizations with other public or private collective investment entities, including investment companies as defined in the 1940 Act, as amended, each Fund may issue its shares at net asset value (or more) to such entities or to their security holders.

         Redemptions - The Funds reserve the right to pay redemptions in kind with portfolio securities in lieu of cash. In accordance with its election pursuant to Rule 18f-1 under the 1940 Act, a Fund may limit the amount of redemption proceeds paid in cash. Although it has no present intention to do so, a Fund may, under unusual circumstances, limit redemptions in cash with respect to each shareholder during any ninety-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of such Fund at the beginning of such period. In connection with any redemptions paid in kind with portfolio securities, brokerage and other costs may be incurred by the redeeming shareholder in the sale of the securities received. If the Trustees determine that it is in the best interests of a Fund to pay a redemption, or any portion thereof, in kind, the portfolio securities used to make such payment will be selected in such manner as the Trustees deem fair and equitable and valued in the manner described under the heading "Net Asset Value" herein.


                                 NET ASSET VALUE

         The net asset values of the shares of each Fund are determined once daily as of the close of regular trading on the NYSE, ordinarily 4 P.M. New York City time, Monday through Friday, on each day during which the NYSE is open for unrestricted trading. The NYSE is currently closed on New Year's Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset value per share of a Fund is computed by dividing the sum of the value of the securities held by a Fund plus any cash or other assets minus all liabilities by the total number of outstanding shares of a Fund at such time. Any expenses, except for extraordinary or nonrecurring expenses, borne by a Fund, including the investment management fee payable to the Investment Manager, are accrued daily.


         In general, securities are valued as follows. Securities which are listed or traded on the New York or American Stock Exchange are valued at the price of the last quoted sale on the respective exchange for that day. Securities which are listed or traded on a national securities exchange or exchanges, but not on the New York or American Stock Exchange, are valued at the price of the last quoted sale on the exchange for that day prior to the close of the NYSE. Securities not listed on any national securities exchange which are traded "over the counter" and for which quotations are available on the National Association of Securities Dealers' NASDAQ System, or other system, are valued at the closing price supplied through such system for that day at the close of the NYSE. Other securities are, in general, valued at the mean of the bid and asked quotations last quoted prior to the close of the NYSE if there are market quotations readily available, or in the absence of such market quotations, then at the fair value thereof as determined by or under authority of the Trustees of the Trust with the use of such pricing services as may be deemed appropriate or methodologies approved by the Trustees.


         In determining the values of portfolio assets, the Trustees utilize one or more pricing services in lieu of market quotations for certain securities which are not readily available on a daily basis. Most debt securities are valued on the basis of data provided by such pricing services. Since Strategic
Portfolios: Conservative and Strategic Portfolios: Moderate are significantly comprised of debt securities under normal circumstances; most of these Funds' assets are therefore valued on the basis of such data from the pricing services. The pricing services may provide prices determined as of times prior to the close of the NYSE.

         Short-term debt instruments issued with a maturity of one year or less which have a remaining maturity of 60 days or less are valued using the amortized cost method, provided that during any period in which more than 25% of a Fund's total assets is invested in short-term debt securities the current market value of such securities will be used in calculating net asset value per share in lieu of the amortized cost method. The amortized cost method is used when the value obtained is fair value. Under the amortized cost method of valuation, the security is initially valued at cost on the date of purchase (or in the case of short-term debt instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity), and thereafter a constant amortization to maturity of any discount or premium is assumed regardless of the impact of fluctuating interest rates on the market value of the security.

                             PORTFOLIO TRANSACTIONS

Portfolio Turnover

         A Fund's portfolio turnover rate is determined by dividing the lesser of securities purchases or sales for a year by the monthly average value of securities held by the Fund (excluding, for purposes of this determination, securities the maturities of which as of the time of their acquisition were one year or less). The Funds reserve full freedom with respect to portfolio turnover, as described in the Prospectus.

         The Funds' portfolio turnover rates for the periods shown below were as follows:


                                                          Year Ended
                                                          October 31,
                                              ---------------------------------
                                                1996                      1995
                                                ----                      ----

Strategic Portfolios:  Moderate               127.59%                   120.62%

Strategic Portfolios:  Conservative           126.41%                   132.50%

Strategic Portfolios:  Aggressive             145.59%                   127.44%

Brokerage Allocation

         The Investment Manager's policy is to seek for its clients, including each Fund, what in the Investment Manager's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with whom the Investment Manager may do business, and the Investment Manager may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency), and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Investment Manager makes every effort to keep informed of commission rate structures and prevalent bid/ask spread characteristics of the markets and securities in which transactions for the Funds occur. Against this background, the Investment Manager evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Investment Manager may or may not solicit competitive bids on its judgment of the expected benefit or harm to the execution process for that transaction.

         When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Investment Manager's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds, portfolio; strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modelling; and portfolio evaluation services and relative performance of accounts.

         Certain nonexecution services provided by a broker-dealer may in turn be obtained by the broker-dealers from third parties who are paid for such services by the broker-dealers. The Investment Manager has an investment of less than ten percent of the outstanding equity of one such third party which provides portfolio analysis and modelling and other research and investment decision-making services integrated into a trading system developed and licensed by the third party to others. The Investment Manager could be said to benefit indirectly if in the future it allocates brokerage to a broker-dealer who in turn pays this third party for services to be provided to the Investment Manager.

         The Investment Manager regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Investment Manager allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Investment Manager. Some research and execution services may benefit the Investment Manager's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

         The Investment Manager has no fixed agreements or understandings with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Investment Manager or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the policies set forth above.

         It is not the Investment Manager's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services) provided. However, the Funds and the Investment Manager are aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, rely on the provisions of Section 28(e) of the Securities Exchange Act of 1934, to the extent applicable. Brokerage commissions paid by the Funds for the periods shown below were as follows:

                                                     Year Ended
                                                     October 31,
                                       -----------------------------------------

                                          1996           1995           1994
                                          ----           ----           ----

Strategic Portfolios:  Moderate        $ 93,000       $ 37,000       $ 18,000



                                                                 May 16, 1994
                                                                 (commencement
                                              Year Ended       of operations) to
                                              October 31,      October 31, 1994
                                              -----------      -----------------
                                           1996         1995
                                           ----         ----

Strategic Portfolios:  Conservative    $  38,000      $ 16,000       $  7,000

Strategic Portfolios:  Aggressive      $ 204,000      $ 90,000       $ 33,000

         The Investment Manager believes that the amount of brokerage commissions paid by the Fund during the fiscal year ended October 31, 1996 was significantly higher than during the previous year because of transactions to reposition the Funds to be more defensive in light of economic expectations.


         During and at the end of its most recent fiscal year, no Fund held in its portfolio securities of any entity that might be deemed to be a regular broker-dealer of such Fund as defined under the 1940 Act.

         In the case of the purchase of fixed income securities in underwriting transactions, the Investment Manager follows any instructions received from its clients as to the allocation of new issue discounts, selling concessions and designations to brokers or dealers which provide the client with research, performance evaluation, master trustee and other services. In the absence of instructions from the client, the Investment Manager may make such allocations to broker-dealers which have provided the Investment Manager with research and brokerage services.

         When more than one client of the Investment Manager is seeking to buy or sell the same security, the sale or purchase is carried out in a manner which is considered fair and equitable to all accounts. In allocating investments among various clients (including in what sequence orders for trades are placed), the Investment Manager will use its best judgment and will take into account such factors as the investment objectives of the clients, the amount of investment funds available to each, the amount already committed for each client to a specific investment and the relative risks of the investments, all in order to provide on balance a fair and equitable result to each client over time. Although sharing in large transactions may sometimes affect price or volume of shares acquired or sold, overall it is believed there may be an advantage in execution. The Investment Manager may follow the practice of grouping orders of various clients for execution to get the benefit of lower prices or commission rates. In certain cases where the aggregate order may be executed in a series of transactions at various prices, the transactions are allocated as to amount and price in a manner considered equitable to each so that each receives, to the extent practicable, the average price of such transactions. Exceptions may be made based on such factors as the size of the account and the size of the trade. For example, the Investment Manager may not aggregate trades where it believes that it is in the best interests of clients not to do so, including situations where aggregation might result in a large number of small transactions with consequent increased custodial and other transactional costs which may disproportionately impact smaller accounts. Such disaggregation, depending on the circumstances, may or may not result in such accounts receiving more or less favorable execution relative to other clients.



                              CERTAIN TAX MATTERS

Federal Income Taxation of the Funds -- In General
--------------------------------------------------

         Each Fund intends to qualify and elect to be treated each taxable year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), although it cannot give complete assurance that it will do so. Accordingly, a Fund must, among other things, (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); (b) derive less than 30% of its gross income in each taxable year from the sale or other disposition of any of the following held for less than three months (the "30% test"): (i) stock or securities, (ii) options, futures, or forward contracts (other than options, futures or forward contracts on foreign currencies), or
(iii) foreign currencies (or options, futures, or forward contracts on foreign currencies) but only if such currencies (or options, futures, or forward contracts) are not directly related to the Funds' principal business of investing in stocks or securities (or options and futures with respect to stocks or securities); (c) satisfy certain diversification requirements; and (d) in order to be entitled to utilize the dividends paid deduction, distribute annually at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid).

         The 30% test will limit the extent to which a Fund may sell securities held for less than three months, write options which expire in less than three months, and effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. (If a Fund purchases a put option for the purpose of hedging an underlying portfolio security, the acquisition of the option is treated as a short sale of the underlying security unless, for purposes only of the 30% test, the option and the security are acquired on the same date.) Finally, as discussed below, this requirement may also limit investments by a Fund in options on stock indices, listed options on nonconvertible debt securities, futures contracts, options on interest rate futures contracts and certain foreign currency contracts.

         If a Fund should fail to qualify as a regulated investment company in any year, it would lose the beneficial tax treatment accorded regulated investment companies under Subchapter M of the Code and all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to shareholders as ordinary income to the extent of such Fund's current or accumulated earnings and profits. Also, the shareholders, if they received a distribution in excess of current or accumulated earnings and profits, would receive a return of capital that would reduce the basis of their shares of such Fund.

         A Fund will be liable for a nondeductible 4% excise tax on amounts not distributed on a timely basis in accordance with a calendar year distribution requirement. To avoid the tax, during each calendar year a Fund must distribute an amount equal to at least 98% of the sum of its ordinary income (not taking into account any capital gains or losses) for the calendar year, and its capital gain net income for the 12-month period ending on October 31, in addition to any undistributed portion of the respective balances from the prior year. Each Fund intends to make sufficient distributions to avoid this 4% excise tax.

Federal Income Taxation of Investments
--------------------------------------

         Original Issue Discount. For federal income tax purposes, debt securities purchased by a Fund may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as income earned by a Fund, whether or not any income is actually received, and therefore is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under section 1286 of the Code, an investment in a stripped bond or stripped coupon may result in original issue discount.

         Debt securities may be purchased by a Fund at a discount that exceeds the original issue discount plus previously accrued original issue discount remaining on the securities, if any, at the time a Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest to the extent it does not exceed the accrued market discount on the security (unless a Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis. A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount, unless a Fund makes the election to include market discount currently. Because each Fund must include original issue discount in income, it will be more difficult for a Fund to make the distributions required for such Fund to maintain its status as a regulated investment company under Subchapter M of the Code or to avoid the 4% excise tax described above.

         Options and Futures Transactions. Certain of a Fund's investments may be subject to provisions of the Code that (i) require inclusion of unrealized gains or losses in a Fund's income for purposes of the 90% test, the 30% test, the excise tax and the distribution requirements applicable to regulated investment companies; (ii) defer recognition of realized losses; and (iii) characterize both realized and unrealized gain or loss as short-term or long-term gain or loss. Such provisions generally apply to, among other investments, options on debt securities, indices on securities and futures contracts.

Federal Income Taxation of Shareholders
---------------------------------------

         Dividends paid by a Fund may be eligible for the 70% dividends-received deduction for corporations. The percentage of a Fund's dividends eligible for such tax treatment may be less than 100% to the extent that less than 100% of a Fund's gross income may be from qualifying dividends of domestic corporations. Any dividend declared in October, November or December and made payable to shareholders of record in any such month is treated as received by such shareholder on December 31, provided that the Fund pays the dividend during January of the following calendar year.

         Distributions by a Fund can result in a reduction in the fair market value of such Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless may be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a taxable distribution. The price of shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing shares just prior to a taxable distribution will then receive a return of investment upon distribution which will nevertheless be taxable to them.


                      DISTRIBUTION OF SHARES OF THE FUNDS


         State Street Research Financial Trust is currently comprised of the following series: State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic
Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive. The Trustees have authorized shares of the Funds to be issued in four classes:
Class A, Class B, Class C and Class D shares. The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, $.001 par value per share. A "series" is a separate pool of assets of the Trust which is separately managed and has a different investment objective and different investment policies from those of another series. The Trustees have authority, without the necessity of a shareholder vote, to create any number of new series or classes or to commence the public offering of shares of any previously established series or class.


         The Trust has entered into a Distribution Agreement with State Street Research Investment Services, Inc., as Distributor, whereby the Distributor acts as agent to sell and distribute shares of the Funds. Shares of the Funds are sold through dealers who have entered into sales agreements with the Distributor. The Distributor distributes shares of the Fund on a continuous basis at an offering price which is based on the net asset value per share of the applicable Fund plus (subject to certain exceptions) a sales charge which, at the election of the investor, may be imposed (i) at the time of purchase (the Class A shares) or (ii) on a deferred basis (Class B and Class D shares). The Distributor may reallow all or portions of such sales charges as concessions to dealers.


         For the fiscal years ended October 31, 1996, 1995 and 1994, no sales charges on Class A shares of Strategic Portfolios: Moderate were paid to the Distributor. For the fiscal years ended October 31, 1996 and 1995 and for the period May 16, 1994 (commencement of operations) to October 31, 1994, no sales charges on Class A shares of Strategic Portfolios: Conservative and Strategic
Portfolios: Aggressive were paid to the Distributor.


         The differences in the price at which the Funds' Class A shares are offered due to scheduled variations in sales charges, as described in the Funds' Prospectus, result from cost savings inherent in economies of scale. Management believes that the cost of sales efforts of the Distributor and broker-dealers tends to decrease as the size of purchases increases, or does not involve any incremental sales expenses as in the case of, for example, exchanges, reinvestments or dividend investments at net asset value. Similarly, no significant sales effort is necessary for sales of shares at net asset value to certain Directors, Trustees, officers, employees, their relatives and other persons directly or indirectly related to the Funds or associated entities. Where shares of the Funds are offered at a reduced sales charge or without a sales charge pursuant to sponsored arrangements and managed fee-based programs, the amount of the sales charge reduction will similarly reflect the anticipated reduction in sales expenses associated with such arrangements. The reduction in sales expenses, and therefore the reduction in sales charge, will vary depending on factors such as the size and other characteristics of the organization or program, and the nature of its membership or the participants. The Funds reserve the right to make variations in, or eliminate, sales charges at any time or to revise the terms of or to suspend or discontinue sales pursuant to sponsored arrangements at any time.


         On any sale of Class A shares to a single investor in the amount of $1,000,000 or more, the Distributor will pay the authorized securities dealer making such sale a commission based on the aggregate of such sales. Such commission also is payable to authorized securities dealers upon sales of Class A shares made pursuant to a Letter of Intent to purchase shares having a net asset value of $1,000,000 or more. Shares sold with such commissions payable are subject to a one-year contingent deferred sales charge of 1.00% on any portion of such shares redeemed within one year following their sale. After a particular purchase of Class A shares is made under the Letter of Intent, the commission will be paid only in respect of that particular purchase of shares. If the Letter of Intent is not completed, the commission paid will be deducted from any discounts or commissions otherwise payable to such dealer in respect of shares actually sold. If an investor is eligible to purchase shares at net asset value on account of the Right of Accumulation, the commission will be paid only in respect of the incremental purchase at net asset value.

         For the fiscal years ended October 31, 1996, 1995 and 1994, the Distributor received no contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of Strategic Portfolios: Moderate and paid no initial commissions to securities dealers for sales of such shares. For the fiscal years ended October 31, 1996 and 1995 and for the period May 16, 1994 (commencement of operations) to October 31, 1994, the Distributor received no contingent deferred sales charges upon redemption of Class A, Class B and Class D shares of Strategic Portfolios: Conservative and Strategic Portfolios:
Aggressive and paid no initial commissions to securities dealers for sales of such shares.

         Each Fund has adopted a "Plan of Distribution Pursuant to Rule 12b-1" (the "Distribution Plan") under which the Funds may engage, directly or indirectly, in financing any activities primarily intended to result in the sale of Class A, Class B and Class D shares, including, but not limited to, (1) the payment of commissions and/or reimbursement to underwriters, securities dealers and others engaged in the sale of shares, including payments to the Distributor to be used to pay commissions and/or reimbursement to securities dealers (which securities dealers may be affiliates of the Distributor) engaged in the distribution and marketing of shares and furnishing ongoing assistance to investors, (2) reimbursement of direct out-of-pocket expenditures incurred by the Distributor in connection with the distribution and marketing of shares and the servicing of investor accounts including expenses relating to the formulation and implementation of marketing strategies and promotional activities such as direct mail promotions and television, radio, newspaper, magazine and other mass media advertising, the preparation, printing and distribution of Prospectuses of the Funds and reports for recipients other than existing shareholders of the Fund, and obtaining such information, analyses and reports with respect to marketing and promotional activities and investor accounts as the Funds may, from time to time, deem advisable, and (3) reimbursement of expenses incurred by the Distributor in connection with the maintenance or servicing of shareholder accounts including payments to securities dealers and others in consideration of the provision of personal services to investors and/or the maintenance of shareholder accounts and expenses associated with the provision of personal services by the Distributor directly to investors. In addition, the Distribution Plan is deemed to authorize the Distributor to make payments out of general profits, revenues or other sources to underwriters, securities dealers and others in connection with sales of shares, to the extent, if any, that such payments may be deemed to be within the scope of Rule 12b-1 under the 1940 Act.

         The expenditures to be made pursuant to the Distribution Plan may not exceed (i) with respect to Class A shares, an annual rate of 0.25% of the average daily value of net assets represented by such Class A shares, and (ii) with respect to Class B and Class D shares, an annual rate of 0.75% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to finance sales or promotion expenses and an annual rate of 0.25% of the average daily value of the net assets represented by such Class B or Class D shares (as the case may be) to make payments for personal services and/or the maintenance or servicing of shareholder accounts. Proceeds from the service fee will be used by the Distributor to compensate securities dealers and others selling shares of the Funds for rendering service to shareholders on an ongoing basis. Such amounts are based on the net asset value of shares of the Funds held by such dealers as nominee for their customers or which are owned directly by such customers for so long as such shares are outstanding and the Distribution Plan remains in effect with respect to the Funds. Any amounts received by the Distributor and not so allocated may be applied by the Distributor as reimbursement for expenses incurred in connection with the servicing of investor accounts. The distribution and servicing expenses of a particular class will be borne solely by that class.

         During the fiscal year ended October 31, 1996, Strategic Portfolios:
Moderate paid the Distributor no fees under the Distribution Plan. During the fiscal year ended October 31, 1996, Strategic Portfolios: Conservative and Strategic Portfolios: Aggressive paid the

Distributor fees under the Distribution Plan and the Distributor used all of such payments for expenses incurred on behalf of the Funds as follows:

                                                       Class A
                                                       -------

                                      Strategic Portfolios:   Strategic Portfolios
                                          Conservative             Aggressive
                                          ------------             ----------

Advertising                                $  6,763                  $  9,751

Printing and mailing of
prospectuses to other than
current shareholders                          2,435                     3,510

Compensation to dealers                           0                         0

Compensation to sales personnel              10,835                    15,622

Interest                                          0                         0

Carrying or other financing charges               0                         0

Other expenses:  marketing; general           5,203                     7,501
                                           --------                  --------

Total fees                                 $ 25,236                  $ 36,384
                                           ========                  ========


The Distributor may have also used additional resources of its own for further expenses on behalf of the Fund.

         No interested Trustee of the Trust has any direct or indirect financial interest in the operation of the Distribution Plan or any related agreements thereunder. The Distributor's interest in the Distribution Plan is described above.

         To the extent that the Glass-Steagall Act may be interpreted as prohibiting banks and other depository institutions from being paid for performing services under the Distribution Plan, the Funds will make alternative arrangements for such services for shareholders who acquired shares through such institutions.


                        CALCULATION OF PERFORMANCE DATA

         The average annual total return ("standard total return") and yield of the Class A, Class B, Class C and Class D shares of the Funds will be calculated as set forth below. Total return and yield are computed separately for each class of shares of the Funds.

         The Funds' performance is shown below, and where is noted, reflects the voluntary measures by the Funds' affiliates to reduce fees or expenses relating to the Funds; see "Accrued Expenses" later in this section.

Total Return
------------

         The total returns ("standard total return") of each class of the Funds' shares currently being offered were as follows:


                                             Commencement
                                             of Operations                        One Year
                                         (September 28, 1993)                       Ended
                                          to October 31, 1996                 October 31, 1996
                                        -----------------------               ----------------

                                        With             Without             With            Without
                                       Subsidy           Subsidy            Subsidy          Subsidy
                                       -------           -------            -------          -------
Strategic Portfolios:  Moderate
         Class C                          8.67%           8.10%               14.08%          13.65%

                                             Commencement
                                             of Operations                        One Year
                                            (May 16, 1994)                          Ended
                                          to October 31, 1996                 October 31, 1996
                                        -----------------------               ----------------

                                        With             Without             With            Without
                                       Subsidy           Subsidy            Subsidy          Subsidy
                                       -------           -------            -------          -------
Strategic Portfolios:  Conservative
         Class A                          9.01%           8.47%                5.58%           5.18%
         Class C                         11.32%          10.79%               10.82%          10.40%

Strategic Portfolios:  Aggressive
         Class A                         11.98%          11.77%               12.74%          12.55%
         Class C                         14.40%          14.19%               18.37%          18.17%


         Standard total return is computed separately for each class of shares by determining the average annual compounded rates of return over the designated periods that, if applied to the initial amount invested, would produce the ending redeemable value in accordance with the following formula:

                                  P(1+T)n = ERV

         Where:  P    =  a hypothetical initial payment of $1,000

                 T    =  average annual total return

                 n    =  number of years

                 ERV  =  ending redeemable value at the end of the designated period assuming a hypothetical $1,000 payment made at the beginning of the designated period


         The calculation is based on the further assumptions that the highest applicable initial or contingent deferred sales charge is deducted, and that all dividends and distributions by the Funds are reinvested at net asset value on the reinvestment dates during the periods. All accrued expenses are also taken into account as described later herein.


Yield
-----


         The annualized yield of each class of shares of the Funds currently being offered, based on the month of October 1996, was as follows:

                                    With Subsidy            Without Subsidy
                                    ------------            ---------------

         Strategic Portfolios:      Conservative

                  Class A               3.89%                   3.34%
                  Class C               4.37%                   3.80%

         Strategic Portfolios:      Moderate
                  Class C               2.85%                   2.02%

         Strategic Portfolios:      Aggressive
                  Class A               1.10%                   0.72%
                  Class C               1.40%                   1.01%


         Yield is computed separately for each class of shares by dividing the net investment income per share earned during a recent month or other specified 30-day period by the maximum offering price per share on the last day of the period and annualizing the result in accordance with the following formula:

                        YIELD = 2[(a-b\+\1)6\-1]
                                   ---
                                   cd

         Where:  a  =  dividends and interest earned during the period

                 b  =  expenses accrued for the period (net of voluntary expense reductions by the Investment Manager)

                 c  =  the average daily number of shares outstanding during the period that were entitled to receive dividends

                 d  =  the maximum offering price per share on the last day of the period

         To calculate interest earned (for the purpose of "a" above) on debt obligations, a Fund computes the yield to maturity of each obligation held by such Fund based on the market value of the obligation (including actual accrued interest) at the close of the last business day of the preceding period, or, with respect to obligations purchased during the period, the purchase price (plus actual accrued interest). The yield to maturity is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Dividend income is recognized daily based on published rates.

         With respect to the treatment of discount and premium on mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("paydowns"), each Fund accounts for gain or loss attributable to actual monthly paydowns as realized capital gain or loss during the period. Each Fund has elected not to amortize discount or premium on such securities.

         Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price. Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be declared as a dividend shortly thereafter. The maximum offering price includes, as applicable, a maximum sales charge of 4.5%.

         All accrued expenses are taken into account as described later herein.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often are insured and/or provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of the kind and quality of the instruments in the Fund's portfolio, portfolio maturity and operating expenses and market conditions.

Accrued Expenses

         Accrued expenses include all recurring expenses that are charged to all shareholder accounts in proportion to the length of the base period. The standard total return and yield results take sales charges, if applicable, into account, although the results do not take into account recurring and nonrecurring charges for optional services which only certain shareholders elect and which involve nominal fees, such as the $7.50 fee for wire orders.

         Accrued expenses do not include the subsidization, if any, by affiliates of fees or expenses during the subject period. In the absence of such subsidization, the performance of the Funds would have been lower.

Nonstandardized Total Return

         A Fund may provide the above described standard total return results for Class A, Class B, Class C and Class D shares for periods which end no earlier than the most recent calendar quarter end and which begin twelve months before and at the time of commencement of such Fund's operations. In addition, the Funds may provide nonstandardized total return results for differing periods, such as for the most recent six months, and/or without taking sales charges into account. Such nonstandardized total return is computed as otherwise described under "Total Return" except the result may or may not be annualized, and, as noted, any applicable sales charge may not be taken into account and therefore not deducted from the hypothetical initial payment of $1,000 or ending value. For example, the nonstandard total returns of each class of shares currently being offered, without taking sales charges into account, were as follows:

                                            Six Months ended October 31, 1996
                                            ---------------------------------

                                          With Subsidy           Without Subsidy
                                          ------------           ---------------

Strategic Portfolios:  Moderate
         Class C                              5.38%                  5.19%

Strategic Portfolios:  Conservative
         Class A                              5.97%                  5.77%
         Class C                              6.06%                  5.86%

Strategic Portfolios:  Aggressive
         Class A                              5.19%                  5.10%
         Class C                              5.23%                  5.14%


Distribution Rates

         A Fund may also quote its distribution rate for each class of shares. The distribution rate is calculated by annualizing the latest per-share distribution from ordinary income and dividing the result by the maximum offering price per share as of the end of the period. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include nonrecurring, gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by a Fund even though such option income is not considered investment income under generally accepted accounting principles.

         Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Investment Manager through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by the offering price, which is based on net asset value plus any applicable sales charge, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

         The distribution rate of each class of shares of the Funds currently being offered, based on the month ended October 31, 1996, was as follows:

Strategic Portfolios:  Conservative
         Class A                                                           3.22%
         Class C                                                           3.66%

Strategic Portfolios:  Moderate
         Class C                                                           2.48%

Strategic Portfolios:  Aggressive
         Class A                                                           1.01%
         Class C                                                           1.29%



                                   CUSTODIAN

         State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the Trust's custodian. As custodian, State Street Bank and Trust Company is responsible for, among other things, safeguarding and controlling the Funds' cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments. State Street Bank and Trust Company is not an affiliate of the Investment Manager or any of its affiliates.


                            INDEPENDENT ACCOUNTANTS

         Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts 02110, serves as the Trust's independent accountants, providing professional services including (1) audits of the Funds' annual financial statements, (2) assistance and consultation in connection with Securities and Exchange Commission filings and (3) review of the annual income tax returns filed on behalf of the Funds.


                              FINANCIAL STATEMENTS

         In addition to the reports provided to holders of record on a semiannual basis, other supplementary financial reports may be made available from time to time and holders of record may request a copy of a current supplementary report, if any, by calling State Street Research Shareholder Services.

         The following financial statements are for the Funds' fiscal year ended October 31, 1996.



357797.c3
2/20/97

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: AGGRESSIVE

INVESTMENT PORTFOLIO
October 31, 1996
                                                                  Value
                                                    Shares      (Note 1)
--------------------------------------------------  --------  --------------
EQUITY SECURITIES 68.5%
Basic Industries 9.6%
Chemical 2.5%
Cambrex Corp.                                        6,850     $  214,063
General Chemical Group Inc.                          7,300        138,700
Hoechst AG*                                         12,250        460,669
IMC Global Inc.                                      7,900        296,250
Monsanto Co.                                        13,000        515,125
                                                              --------------
                                                                1,624,807
                                                              --------------
Diversified 0.9%
Cardo AB*                                           10,000        244,841
Tenma Corp.*                                        17,000        301,612
                                                              --------------
                                                                  546,453
                                                              --------------
Forest Product 0.3%
Aracruz Celulose SA ADR                             20,000        160,000
                                                              --------------
Machinery 2.1%
Case Corp.                                           7,500        348,750
Linde AG*                                              546        338,005
Sundstrand Corp.                                     9,700        390,425
Terex Corp. Rts.*++                                    300             75
Triumph Group, Inc.*                                 2,000         45,000
US Filter Corp.*                                     6,700        231,150
                                                              --------------
                                                                1,353,405
                                                              --------------
Metal & Mining 2.8%
Alumax Inc.*                                        10,000        321,250
Aluminum Company of America                          6,500        381,062
Bohler Uddeholm AG*                                  3,100        231,893
Carbide/Graphite Group Inc.*                         4,400         71,775
RTZ Corp.*                                          17,653        282,436
SGL Carbon AG*                                       3,000        337,758
Wyman-Gordon Co.*                                    8,000        176,000
                                                              --------------
                                                                1,802,174
                                                              --------------
Railroad 1.0%
Canadian National Railway Co.                       23,500        646,250
                                                              --------------
Total Basic Industries                                          6,133,089
                                                              --------------
Consumer Cyclical 9.0%
Airline 0.4%
Atlas Air Inc.*                                      7,500        276,562
                                                              --------------
Automotive 1.3%
Exide Corp.                                         15,200     $  395,200
Ford Motor Co.                                       9,000        281,250
Lear Corp.*                                          3,300        122,100
                                                              --------------
                                                                  798,550
                                                              --------------
Building 0.6%
Lafarge Corp.                                       19,800        368,775
                                                              --------------
Hotel & Restaurant 1.5%
Harrah's Entertainment Inc.*                        13,900        232,825
Mirage Resorts Inc.*                                21,600        475,200
Motels of America Inc.*+                               175         10,500
Primadonna Resorts Inc.*                             8,000        129,000
Station Casinos Inc.*                                6,600         73,425
U.S. Franchise Systems, Inc. Cl. A*                  2,800         40,600
                                                              --------------
                                                                  961,550
                                                              --------------
Recreation 1.4%
Amer Group, Ltd. Cl. A*                             17,700        403,958
American Radio Systems Corp. Cl. A*                  5,600        170,800
Anchor Gaming*                                       2,000        100,000
Cox Radio Inc. Cl. A*                                5,100         92,438
Silver King Communications Inc.*                     4,500        100,125
                                                              --------------
                                                                  867,321
                                                              --------------
Retail Trade 3.8%
CUC International Inc.*                              5,850        143,325
Dominick's Supermarkets Inc.*                        4,800         95,400
Global DirectMail Corp.*                             6,400        315,200
Home Depot Inc.                                     12,600        689,850
Kroger Co.*                                          8,600        383,775
Loehmann's, Inc.*                                    4,500        120,938
MSC Industrial Direct, Inc. Cl. A*                   3,300        122,100
Renters Choice Inc.*                                 4,900         93,100
Sunglass Hut International Inc.*                    14,300        126,913
Wal-Mart Stores, Inc.                               13,400        356,775
                                                              --------------
                                                                2,447,376
                                                              --------------
Total Consumer Cyclical                                         5,720,134
                                                              --------------
Consumer Staple 15.7%
Business Service 2.3%
ADT Ltd.*                                           20,400        402,900
ATC Communications Group Inc.*                       8,600        163,400
Carriage Services, Inc. Cl. A*                       8,400        190,050
HA-LO Industries, Inc.*                              8,300        257,300
HBO & Co.                                            2,000        120,250

The accompanying notes are an integral part of the financial statements.

                                                                  Value
                                                    Shares      (Note 1)
--------------------------------------------------  --------  --------------
Business Service (cont'd)
Personnel Group of America Inc.*                     8,200    $   226,525
Technology Solutions Co.*                            3,300        128,287
                                                              --------------
                                                                1,488,712
                                                              --------------
Drug 2.9%
Amgen Inc.*                                          3,400        208,463
BioVail Corp. International*                         9,100        266,175
Pfizer Inc.                                          7,600        628,900
Roussel-Uclaf*                                       1,500        396,968
Sandoz AG*                                             300        346,756
                                                              --------------
                                                                1,847,262
                                                              --------------
Food & Beverage 3.1%
Anheuser-Busch Companies, Inc.                       9,400        361,900
Coca-Cola Co.                                       10,000        505,000
Coca-Cola Enterprises Inc.                          14,800        630,850
Whitman Corp.                                       21,400        518,950
                                                              --------------
                                                                2,016,700
                                                              --------------
Hospital Supply 4.7%
American Medical Response, Inc.*                     5,300        159,000
Baxter International Inc.                           16,100        670,162
Genesis Health Ventures Inc.                         6,400        146,400
Healthdyne Technologies Inc.*                       20,000        177,500
Imagyn Medical, Inc.*                               15,400        125,125
Johnson & Johnson                                   10,200        502,350
Karrington Health Inc.*                              9,600        151,200
Lincare Holdings Inc.*                               4,100        153,750
Mariner Health Group Inc.                           11,900        101,150
Medtronic Inc.                                       5,900        379,813
Physio-Control International Corp.*                  3,400         66,300
Respironics Inc.*                                    5,400         81,000
Rural/Metro Corp.*                                   4,800        175,200
Ultra-Fem Inc.*                                      4,500        101,250
                                                              --------------
                                                                2,990,200
                                                              --------------
Personal Care 0.1%
U.S.A. Detergents Inc.*                              1,950         64,350
                                                              --------------
Printing & Publishing 1.3%
Heritage Media Corp. Cl. A*                          6,300         96,075
Hollinger International Inc. Cl. A*                 42,500        531,250
Providence Journal Co. Cl. A*                        6,300        203,175
                                                              --------------
                                                                  830,500
                                                              --------------
Tobacco 1.3%
Imperial Tobacco Group PLC*                         40,900        239,648
Philip Morris Companies, Inc.                        5,500        509,438
Tobacco (cont'd)
Schweitzer-Mauduit International, Inc.               2,400    $    73,800
                                                              --------------
                                                                  822,886
                                                              --------------
Total Consumer Staple                                          10,060,610
                                                              --------------
Energy 5.6%
Oil 5.4%
Abacan Resources Corp.*                             27,900        212,738
ENI SPA ADR                                          5,300        251,750
Imperial Oil Ltd.                                    5,700        250,800
KCS Energy Inc.                                      3,700        159,563
Nuevo Energy Co.*                                    3,800        189,525
Oryx Energy Co.*                                    22,100        425,425
Plains Resources Inc.*                               4,300         60,200
Ranger Oil Ltd.*                                    13,600        102,000
Seagull Energy Corp.*                               25,124        543,306
Tosco Corp.                                          9,500        533,187
Woodside Petroleum Ltd. ADR*                        51,300        361,898
Total SA CI. B*                                      4,610        360,594
                                                              --------------
                                                                3,450,986
                                                              --------------
Oil Service 0.2%
Dreco Energy Services Ltd. Cl. A*                    4,300        112,875
                                                              --------------
Total Energy                                                    3,563,861
                                                              --------------
Finance 9.7%
Bank 4.2%
BankAmerica Corp.                                    4,200        384,300
Bank of New York Inc.                               16,700        553,188
Citicorp                                             6,300        623,700
Fleet Financial Group Inc.                          11,100        553,612
Sparbanken Sverige AB*                              38,000        601,001
                                                              --------------
                                                                2,715,801
                                                              --------------
Financial Service 2.3%
Alex Brown Inc.                                      2,200        124,850
CMAC Investment Corp.*                               3,100        214,288
Federal Home Loan Mortgage Corp.                     4,000        404,000
Federal National Mortgage Association               17,900        700,337
                                                              --------------
                                                                1,443,475
                                                              --------------
Insurance 3.2%
ACE Ltd.                                             7,900        432,525
AMBAC Inc.                                           4,600        287,500
Delphi Financial Group Inc.*                         3,480         97,875
Mid Ocean Ltd.                                      10,100        474,700
Mutual Risk Management Ltd.                          6,166        197,312


The accompanying notes are an integral part of the financial statements.

                                                                  Value
                                                    Shares      (Note 1)
--------------------------------------------------  --------  --------------
Insurance (cont'd)
NAC Re Corp.                                         4,600    $   161,575
Travelers/Aetna Property Casualty Corp. Cl. A       12,900        387,000
                                                              --------------
                                                                2,038,487
                                                              --------------
Total Finance                                                   6,197,763
                                                              --------------
Science & Technology 15.8%
Aerospace 2.2%
Boeing Co.                                           6,500        619,937
General Dynamics Corp.                               5,800        398,025
Rockwell International Corp.                         6,600        363,000
                                                              --------------
                                                                1,380,962
                                                              --------------
Computer Software & Service 5.4%
Anacomp Inc.*                                        5,594         48,948
Applied Graphics Technologies, Inc.                  5,900         92,925
Cisco Systems Inc.*                                  9,500        587,812
Desktop Data Inc.*                                   3,200         76,000
Electronic Data Systems Corp.                        5,500        247,500
Manugistics Group Inc.*                              2,200         94,600
Microsoft Corp.*                                     4,500        617,625
National Processing, Inc.*                          12,700        241,300
Oracle Systems Corp.*                                5,800        245,412
Planning Sciences International PLC ADR*             4,900         62,475
SystemSoft Corp.*                                    3,200         90,400
Ultratech Stepper Inc.*                              6,400        108,800
Vantive Corp.*                                       1,900         62,700
Videoserver Inc.*                                    3,600        170,550
Wang Laboratories Inc.*                             10,400        243,100
Western Digital Corp. Rts.*                         10,200        494,700
                                                              --------------
                                                                3,484,847
                                                              --------------
Electronic Components 3.1%
ABB AG*                                                165        203,900
AMP Inc.                                            10,000        338,750
Augat Inc.                                           7,100        195,250
Encad Inc.*                                          2,400         98,400
Intel Corp.*                                         6,700        736,162
VLSI Technology Inc.*                                4,200         72,450
Xicor Inc.*                                         10,900        123,988
Zebra Technologies Corp. Cl. A*                      7,800        225,225
                                                              --------------
                                                                1,994,125
                                                              --------------
Electronic Equipment 4.3%
Berg Electronics Corp.*                              7,500        211,875
Chicago Miniature Lamp, Inc.*                        4,100        121,975
L.M. Ericsson Telephone Co. Cl. B*                  21,920        593,360
Electronic Equipment (cont'd)
L.M. Ericsson Telephone Co. ADR Cl. B*              13,130    $   362,716
Lucent Technologies Inc.*                            5,200        244,400
Network Equipment Technologies, Inc. Rts.*           6,900         92,288
Nokia AB Cl. A Pfd.*                                 4,600        212,401
Nokia AB Cl. K Pfd.*                                11,000        519,074
Toolex Alpha NV*                                    40,600        390,040
                                                              --------------
                                                                2,748,129
                                                              --------------
Office Equipment 0.8%
FileNet Corp.*                                       7,700        218,488
International Business Machines Corp.                2,100        270,900
                                                              --------------
                                                                  489,388
                                                              --------------
Total Science & Technology                                     10,097,451
                                                              --------------
Utility 3.1%
Electric 0.8%
Allegheny Power Systems Inc.                        10,000        298,750
American Electric Power Inc.                         5,800        240,700
                                                              --------------
                                                                  539,450
                                                              --------------
Natural Gas 0.5%
ENSERCH Corp.                                       10,500        225,750
TransTexas Gas Corp.*                                7,900        110,600
                                                              --------------
                                                                  336,350
                                                              --------------
Telephone 1.8%
Allen Group Inc.                                     8,600        136,525
Clearnet Communications Inc. Wts.*                     990          8,910
Geotek Communications Inc.*                         17,400        128,325
NetCom Systems AB*                                  36,200        456,925
Tel-Save Holdings Inc.*                              8,700        217,500
Trescom International Inc.*                         14,300        182,325
                                                              --------------
                                                                1,130,510
                                                              --------------
Total Utility                                                   2,006,310
                                                              --------------
Total Equity Securities (Cost $36,371,173)                     43,779,218
                                                              --------------

                                Principal     Maturity
                                  Amount        Date
 ----------------------------------------- -------------  -------------
FIXED INCOME SECURITIES 21.5%
U.S. Treasury 4.3%
U.S. Treasury Bond, 12.00%      $  225,000    8/15/2013       323,930
U.S. Treasury Bond, 8.125%       1,075,000    8/15/2021     1,250,526
U.S. Treasury Bond, 6.25%           25,000    8/15/2023        23,484
U.S. Treasury Note, 9.00%          575,000    5/15/1998       602,853
U.S. Treasury Note, 6.625%         300,000    7/31/2001       306,327
U.S. Treasury Note, 7.875%         250,000   11/15/2004       274,375
                                                          -------------
                                                            2,781,495
                                                          -------------


The accompanying notes are an integral part of the financial statements.

                                      Principal     Maturity         Value
                                        Amount        Date         (Note 1)
------------------------------------ ------------ -------------  --------------
U.S. Agency Mortgage 5.8%
Federal Home Loan Mortgage Corp.
  Gold, 6.50%                         $  115,445    7/01/2008     $  114,471
Federal Home Loan Mortgage Corp.
  Gold, 9.50%                             46,144    7/25/2022         49,634
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50%                  50,000    3/25/2023         48,703
Federal Home Loan Mortgage Corp.
  Gold, 7.00%                            180,520   12/01/2024        178,489
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                            151,323    1/01/2025        152,528
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                             31,321   11/01/2025         31,492
Federal Home Loan Mortgage Corp.
  Gold, 8.00%                             79,539    1/01/2026         81,278
Federal National Mortgage
  Association, 7.50%                     375,933    6/01/2010        382,887
Federal National Mortgage
  Association TBA, 6.50%                 150,000   11/14/2010        147,469
Federal National Mortgage
  Association TBA, 7.50%                 325,000   11/14/2010        330,078
Federal National Mortgage
  Association TBA, 7.00%                 175,000   11/13/2025        171,719
Federal National Mortgage
  Association TBA, 7.50%                 400,000   11/13/2025        400,750
Government National Mortgage
  Association, 8.00%                     105,120    5/15/2008        110,113
Government National Mortgage
  Association, 6.50%                      45,978    2/15/2009         45,547
Government National Mortgage
  Association, 6.50%                     111,619    7/15/2009        110,589
Government National Mortgage
  Association TBA, 6.50%                 125,000   11/14/2010        123,320
Government National Mortgage
  Association, 8.00%                     229,158   12/15/2022        235,458
Government National Mortgage
  Association, 6.50%                     227,543    7/15/2024        219,152
Government National Mortgage
  Association, 7.00%                      25,634    1/15/2025         25,290
Government National Mortgage
  Association, 7.50%                     121,872   11/15/2025        122,329
Government National Mortgage
  Association, 7.50%                      74,462    4/15/2026         74,694
Government National Mortgage
  Association, 8.00%                     124,827    9/15/2026        127,636
Government National Mortgage
  Association TBA, 7.00%                 225,000   11/19/2025        220,711
U.S. Agency Mortgage (cont'd)
Government National Mortgage
  Association TBA, 8.00%              $  175,000   11/19/2025     $  178,938
                                                                 --------------
                                                                   3,683,275
                                                                 --------------
Canadian-Yankee 0.7%
Hydro-Quebec Deb. Series HS, 9.40%        75,000    2/01/2021         90,130
Usinor Sacilor Note 7.25%                350,000    8/01/2006        350,812
                                                                 --------------
                                                                     440,942
                                                                 --------------
        Foreign Government 2.7% Australian Dollar
Government of Australia, 7.50%           600,000    7/15/2005        481,104
                                  Canadian Dollar
Government of Canada, 7.50%              465,000   12/01/2003        374,536
                                     Danish Krone
Kingdom of Denmark, 8.00%              1,100,000   11/15/2001        207,233
Kingdom of Denmark, 8.00%              1,850,000    3/15/2006        342,544
                           European Currency Unit
Government of France, 8.00%              225,000    4/25/2003        317,230
                                                                 --------------
                                                                   1,722,647
                                                                 --------------
Trust Certificates 0.3%
Cooperative Utility Trust
  Certificates, 10.70%                $   75,000    9/15/2017         81,692
Rural Electric Cooperative Grantor
  Trust Certificates, 10.11%              75,000   12/15/2017         81,677
                                                                 --------------
                                                                     163,369
                                                                 --------------
Finance/Mortgage 1.8%
Associates Corp. of North America
  Note, 6.375%                            50,000   10/15/2002         49,440
Capital One Bank Sr. Note, 7.08%         325,000   10/30/2001        327,688
Discover Credit Card Trust Series
  1993 A, 6.25%                           75,000    8/16/2000         75,163
First Chicago Credit Trust Series
  91-D, 8.40%                              8,333    6/15/1998          8,331
Ford Credit Auto Loan Master Trust
  Series 95-1, 6.50%                     125,000    8/15/2002        125,000
GE Global Insurance Holding Corp.
  Note, 7.00%                             75,000    2/15/2026         72,469
General Motors Acceptance Corp.
  Deb., 8.625%                            75,000    6/15/1999         79,193
General Motors Acceptance Corp.
  Note, 7.85%                            100,000   11/17/1997        102,032
Household Affinity Credit Card
  Master Trust Series 1994-1A,
  5.525%                                  50,000    5/15/2010         50,047


The accompanying notes are an integral part of the financial statements.

                                      Principal     Maturity         Value
                                        Amount        Date         (Note 1)
------------------------------------ ------------ -------------  --------------
Finance/Mortgage (cont'd)
Household Finance Co. Note, 6.75%     $   75,000    6/01/2000     $    75,887
Sears Credit Trust Series 1995-2A,
  8.10%                                  200,000    6/15/2004         210,000
                                                                 --------------
                                                                    1,175,250
                                                                 --------------
Corporate 5.9%
Anacomp Inc. Sr. Sub. Note, 13.00%        71,000    6/04/2002          73,307
Chevron Corp. Note, 8.11%                 75,000   12/01/2004          80,179
Clearnet Communications Inc. Sr.
  Disc. Note, 0.00% to 12/14/2000,
  14.75% from 12/15/2000 to maturity     300,000   12/15/2005         174,844
Columbia / HCA Healthcare Corp.
  Note, 6.87%                             50,000    9/15/2003          50,634
Crown Packaging Inc. Sr. Note Series
  B, 10.75%                              175,000   11/01/2000         162,750
Dade International Inc. Sr. Sub.
  Note, 11.125%+                         250,000    5/01/2006         267,500
Envirosource Inc. Sr. Note, 9.75%        250,000    6/15/2003         233,750
Grand Union Co. Sr. Sub. Note,
  12.00%                                 175,000    9/01/2004         176,750
K & F Industries Inc. Sr. Sec. Note,
  11.875%                                 30,000   12/01/2003          32,400
K & F Industries Inc. Sr. Sub. Deb.,
  10.375%                                200,000    9/01/2004         206,000
K-III Communications Corp. Sr. Note,
  8.50%                                  150,000    2/01/2006         139,875
Norcal Waste Systems Inc. Sr. Note,
  12.75% to 11/14/96, 13.00% from
  11/15/96 to 5/14/97, 13.25% from
  5/15/97 to 11/14/97, 13.50% from
  11/15/97 to maturity                   250,000   11/15/2005         270,625
Park Newspapers Inc. Sr. Note,
  11.875%                                250,000    5/15/2004         288,125
Presidio Oil Co. Sr. Sec. Note,
  11.50% (ballot box)                    200,000    9/15/2000         197,500
Corporate (cont'd)
Ralphs Grocery Co. Sr. Note, 10.45%   $  150,000    6/15/2004     $   151,500
Sears Roebuck Acceptance Corp. Note,
  6.86%                                  325,000    8/06/2001         328,770
Spanish Broadcasting Systems Inc.
  Sr. Note, 7.50%                        250,000    6/15/2002         261,250
Talley Manufacturing & Technology
  Inc. Sr. Note, 10.75%                  150,000   10/15/2003         155,250
Tele-Communications Inc. Note, 8.25%     375,000    1/15/2003         370,815
United Meridian Corp. Sr. Sub. Note,
  10.375%                                130,000   10/15/2005         140,400
                                                                 --------------
                                                                    3,762,224
                                                                 --------------
Total Fixed Income Securities (Cost $13,476,253)                   13,729,202
                                                                 --------------
SHORT-TERM OBLIGATIONS 13.0%
American Express Credit Corp., 5.25%   2,690,000   11/04/1996       2,690,000
Beneficial Corp., 5.28%                  593,000   11/06/1996         593,000
Beneficial Corp., 5.25%                1,177,000   11/13/1996       1,177,000
Ford Motor Credit Co., 5.20%           2,405,000   11/01/1996       2,405,000
General Electric Capital Corp.,
  5.25%                                1,427,000   11/13/1996       1,427,000
                                                                 --------------
Total Short-Term Obligations (Cost $8,292,000)                      8,292,000
                                                                 --------------
Total Investments (Cost $58,139,426)--103.0%                       65,800,420
Cash and Other Assets, Less Liabilities--(3.0)%                    (1,905,721)
                                                                 --------------
Net Assets--100.0%                                                $63,894,699
                                                                 ==============
Federal Income Tax Information:
At October 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $58,256,949 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                 $ 9,150,470
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                  (1,606,999)
                                                                 --------------
                                                                  $ 7,543,471
                                                                 ==============


ADR stands for American Depositary Receipt, representing ownership of foreign securities.

*   Nonincome-producing securities.

TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.

++ Security restricted as to public resale. The total cost and market value of restricted securities owned at October 31, 1996 were $0 and $75 (0.00% of net assets), respectively.

+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1996 were $264,500 and $278,000 (0.44% of net assets), respectively.

(ballot box) Security is in default.


The accompanying notes are an integral part of the financial statements.

Forward currency exchange contracts outstanding at October 31, 1996, are as follows:

                                                                                      Unrealized
                                                                        Contract     Appreciation     Delivery
                                                      Total Value        Price      (Depreciation)      Date
--------------------------------------------------  ---------------- -------------- --------------- -----------
Sell Australian dollars, Buy U.S. dollars             516,600   AUD    .79475   AUD     $ 2,156        1/24/97
Sell Australian dollars, Buy U.S. dollars             100,000   AUD    .77425   AUD      (1,795)      11/14/96
Sell Australian dollars, Buy U.S. dollars             316,000   AUD    .77450   AUD      (5,594)      11/14/96
Sell Australian dollars, Buy U.S. dollars             205,000   AUD    .79340   AUD         579        1/24/97
Buy Australian dollars, Sell U.S. dollars             220,000   AUD    .78910   AUD         682       11/14/96
Buy Australian dollars, Sell U.S. dollars             205,000   AUD    .79055   AUD           5        1/24/97
Buy Australian dollars, Sell U.S. dollars             100,000   AUD    .79147   AUD         121       11/14/96
Sell Canadian dollars, Buy U.S. dollars               155,000   CAD    .73153   CAD      (2,363)      11/14/96
Sell Canadian dollars, Buy U.S. dollars               100,000   CAD    .73099   CAD      (1,578)      11/14/96
Sell Canadian dollars, Buy U.S. dollars               252,000   CAD    .74703   CAD        (774)       1/24/97
Buy Canadian dollars, Sell U.S. dollars               100,000   CAD    .73265   CAD       1,412       11/14/96
Sell Danish krone, Buy U.S. dollars                 1,497,000   DKK    .17110   DKK      (2,529)       1/24/97
Sell Danish krone, Buy U.S. dollars                   926,000   DKK    .17578   DKK       3,346       11/14/96
Sell Danish krone, Buy U.S. dollars                 1,305,800   DKK    .17107   DKK      (2,244)       1/24/97
Buy Danish krone, Sell U.S. dollars                   719,000   DKK    .17555   DKK      (2,436)      11/14/96
Sell European currency units, Buy U.S. dollars        234,000   ECU   1.27480   ECU       1,784       11/14/96
                                                                                    ---------------
                                                                                        $(9,228)
                                                                                    ===============


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $58,139,426) (Note 1)             $65,800,420
Cash                                                               25,468
Receivable for securities sold                                    689,548
Interest and dividends receivable                                 305,083
Receivable for fund shares sold                                    42,160
Receivable from Distributor (Note 3)                               20,736
Receivable for open forward contracts                              10,085
Deferred organization costs and other assets (Note 1)              69,400
                                                              --------------
                                                               66,962,900
Liabilities
Payable for securities purchased                                2,891,434
Accrued management fee (Note 2)                                    40,524
Accrued transfer agent and shareholder services (Note 2)           25,647
Payable for open forward contracts                                 19,313
Accrued trustees' fees (Note 2)                                     5,403
Payable for fund shares redeemed                                    4,248
Accrued service fee (Note 5)                                          132
Other accrued expenses                                             81,500
                                                              --------------
                                                                3,068,201
                                                              --------------
Net Assets                                                    $63,894,699
                                                              ==============
Net Assets consist of:
 Undistributed net investment income                          $   606,033
 Unrealized appreciation of investments                         7,660,994
 Unrealized depreciation of forward contracts and  foreign
  currency                                                         (8,744)
 Accumulated net realized gain                                  7,672,002
 Shares of beneficial interest                                 47,964,414
                                                              --------------
                                                              $63,894,699
                                                              ==============
Net Asset Value and redemption price per share of Class A
  shares ($622,709 / 50,022 shares of beneficial interest)    $     12.45
                                                              ==============
Maximum Offering Price per share of Class A shares ($12.45
  / .955)                                                     $     13.04
                                                              ==============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($63,271,990 / 5,089,802 shares of
  beneficial interest)                                        $     12.43
                                                              ==============


STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Interest                                                      $ 1,300,681
Dividends, net of foreign taxes of $25,332                        699,378
                                                              --------------
                                                                2,000,059
Expenses
Management fee (Note 2)                                           526,134
Custodian fee                                                     196,585
Transfer agent and shareholder services (Note 2)                   84,101
Service fee--Class A (Note 5)                                      36,384
Audit fee                                                          34,233
Reports to shareholders                                            22,342
Trustees' fees (Note 2)                                            16,277
Legal fees                                                         10,648
Registration fees                                                   4,016
Amortization of organization costs (Note 1)                         7,503
Miscellaneous                                                      12,672
                                                              --------------
                                                                  950,895
Expenses borne by the Distributor (Note 3)                       (142,848)
                                                              --------------
                                                                  808,047
                                                              --------------
Net investment income                                           1,192,012
                                                              --------------
Realized and Unrealized Gain on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)                7,818,652
Net realized gain on forward contracts and foreign currency
  (Note 1)                                                        180,049
                                                              --------------
 Total net realized gain                                        7,998,701
                                                              --------------
Net unrealized appreciation of investments                      1,622,625
Net unrealized appreciation of forward contracts and
  foreign currency                                                 95,527
                                                              --------------
 Total net unrealized appreciation                              1,718,152
                                                              --------------
Net gain on investments, foreign currency and forward
  contracts                                                     9,716,853
                                                              --------------
Net increase in net assets resulting from operations          $10,908,865
                                                              ==============


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                            Year ended October 31
                                         -----------------------------
                                             1996            1995
--------------------------------------- --------------  --------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                     $ 1,192,012    $ 1,118,939
Net realized gain on investments,
  foreign currency and forward
  contracts                                 7,998,701      1,877,149
Net unrealized appreciation of
  investments, foreign currency and
  forward contracts                         1,718,152      4,697,296
                                        --------------  --------------
Net increase resulting from operations     10,908,865      7,693,384
                                        --------------  --------------
Dividends from net investment
  income:
 Class A                                     (365,226)      (853,158)
 Class C                                     (910,584)      (262,218)
                                        --------------  --------------
                                           (1,275,810)    (1,115,376)
                                        --------------  --------------
Distribution from net realized
  gains:
 Class A                                     (850,522)            --
 Class C                                     (463,669)            --
                                        --------------  --------------
                                           (1,314,191)            --
                                        --------------  --------------
Net increase (decrease) from fund share
  transactions (Note 6)                    (4,788,166)     2,684,658
                                        --------------  --------------
Total increase in net assets                3,530,698      9,262,666
Net Assets
Beginning of year                          60,364,001     51,101,335
                                        --------------  --------------
End of year (including undistributed
  net investment income of $606,033 and
  $464,967, respectively)                 $63,894,699    $60,364,001
                                        ==============  ==============
* Net realized gain for Federal income
  tax purposes (Note 1)                   $ 7,791,106    $ 1,314,496
                                        ==============  ==============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research Strategic Portfolios: Aggressive (the "Fund"), is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Aggressive, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Conservative.

The investment objective of the fund is to provide high total return from, primarily, growth of capital and secondarily, current income, consistent with reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class A and Class C shares are presently available for purchase. Class B and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

 B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life
Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.75% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1996, the fees pursuant to such agreement amounted to $526,134.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1996, the amount of such expenses was $59,885.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,277 during the year ended October 31, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $142,848.

Note 4

For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $92,070,967 and $102,352,972 (including $12,057,697 and $9,507,188 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1996, fees pursuant to such plan amounted to $36,384 for Class A shares.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1996, Metropolitan owned 50,000 Class A shares and 3,613,659 Class C shares of the Fund and the Adviser owned one Class A share of the Fund.

Share transactions were as follows:

                                                                    Year ended October 31
                                               ----------------------------------------------------------------
                                                            1996                             1995
                                               -------------------------------  -------------------------------
Class A                                            Shares          Amount          Shares          Amount
 --------------------------------------------- -------------- ---------------- --------------  ----------------
Shares sold                                              --     $         --             21     $        191
Issued upon reinvestment of distribution from
  net realized gains                                 78,245          850,522             --               --
Shares repurchased                               (3,647,468)     (42,310,619)    (1,616,379)     (15,000,000)
                                               -------------- ---------------- --------------  ----------------
Net decrease                                     (3,569,223)    $(41,460,097)    (1,616,358)    $(14,999,809)
                                               ============== ================ ==============  ================
Class C                                            Shares          Amount          Shares          Amount
 --------------------------------------------- -------------- ---------------- --------------  ----------------
Shares sold                                       5,031,860     $ 58,556,573      1,924,849     $ 18,026,952
Issued upon reinvestment of:
 Dividends from net investment income                14,250          168,031          3,000           31,088
 Distribution from net realized gains                42,616          463,669             --               --
Shares repurchased                               (1,901,217)     (22,516,342)       (36,027)        (373,573)
                                               -------------- ---------------- --------------  ----------------
Net increase                                      3,187,509     $ 36,671,931      1,891,822     $ 17,684,467
                                               ============== ================ ==============  ================

FINANCIAL HIGHLIGHTS
For a share outstanding throughout each year:

                                            Class A                                     Class C
                           ----------------------------------------     -----------------------------------------
                                                     May 16, 1994                                 May 16, 1994
                            Year ended October 31   (Commencement        Year ended October 31    (Commencement
                            ---------------------  of Operations) to     ---------------------- of Operations) to
                             1996**     1995**     October 31, 1994        1996**     1995**    October 31, 1994
--------------------------  --------- -----------  -----------------   ----------- -----------  -----------------
Net asset value, beginning
  of year                   $ 10.93     $  9.74        $  9.55           $ 10.94     $  9.74         $ 9.55
Net investment income*         0.14        0.20           0.09              0.22        0.22           0.10
Net realized and
  unrealized gain on
  investments, foreign
  currency and forward
  contracts                    1.79        1.19           0.14              1.74        1.20           0.14
Dividends from net
  investment income           (0.17)      (0.20)         (0.04)            (0.23)      (0.22)         (0.05)
Distribution from net
  realized gains              (0.24)         --             --             (0.24)         --             --
                            --------- -----------  -----------------   ----------- -----------  -----------------
Net asset value, end of
  year                      $ 12.45     $ 10.93        $  9.74           $ 12.43     $ 10.94         $ 9.74
                            ========= ===========  =================   =========== ===========  =================
Total return                  18.05%+     14.49%+         2.41%+++         18.37%+     14.85%+         2.50%+++
Net assets at end of year
  (000s)                    $   623     $39,555        $50,999           $63,272     $20,809         $  102
Ratio of operating
  expenses to average  net
  assets*                      1.35%       1.35%          1.35%++           1.10%       1.10%          1.10%++
Ratio of net investment
  income to average net
  assets*                      1.43%       1.98%          2.01%++           1.78%       2.13%          2.26%++
Portfolio turnover rate      145.59%     127.44%         37.75%           145.59%     127.44%         37.75%
Average commission rate@    $ .0251          --             --           $ .0251          --             --
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each year
 (Note 3)                   $  0.01     $  0.02        $  0.01           $  0.03     $  0.02         $ 0.01

++  Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** Per-share figures have been calculated using the average shares method.

@ For fiscal years beginning on or after November 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Aggressive

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Aggressive (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1996

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

As of October 31, 1996, State Street Research Strategic Portfolios:
Aggressive held 69% of its assets in equities, 21% in fixed income securities and 10% in cash. For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of 18.05% (does not include sales charge).

Stocks

Positive stock returns helped the portfolio's performance. Large-cap and value stocks made up the largest equity holdings. Value stocks performed strongly, large-cap growth stocks less so. Small-cap growth stocks, which were also a large component, performed well. International stocks, which only comprised a small portion of the portfolio, brought in strong performance.

Bonds

The Fund's fixed-income component performed well, but did not keep pace with its stock holdings. This was due in large part to our high-grade bond holdings, which comprised our largest fixed-income position and provided flat performance. High-yield and international bonds brought in strong performance.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "A" share returns reflect the maximum 4.5% front-end sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

                   Change In Value Of $10,000 Based On The
                       S&P 500 And The Lehman Brothers
                   Government/Corporate Bond Index Compared
                  To Change In Value Of $10,000 Invested In
                       Strategic Portfolios: Aggressive

Class A Shares

      Average Annual Total Return
       1 Year       Life of Fund
  +12.74%/+12.55%  +11.98%/+11.77%

[line chart]

               Strategic Portfolios:                   LB Gov't/Corp
               Aggressive               S&P 500        Bond Index

5/16/94         9550                    10000          10000
10/31/94        9780                    10549          10006
10/31/95       11198                    13334          11622
10/31/96       13219                    16546          12250

Class C Shares

      Average Annual Total Return
       1 Year       Life of Fund
  +18.37%/+18.17%  +14.40%/+14.19%

[line chart]

               Strategic Portfolios:                   LB Gov't/Corp
               Aggressive               S&P 500        Bond Index

5/16/94        10000                    10000          10000
10/31/94       10250                    10549          10006
10/31/95       11772                    13334          11622
10/31/96       13935                    16546          12250

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of State Street Research Strategic
Portfolios: Aggressive ("Fund"), along with shareholders of other series of State Street Research Financial Trust ("Meeting"), was convened on February 14, 1996, and continued thereafter. The results of the Meeting are set forth below.

                                                         Votes (millions of
                                                               shares)
                                                       ------------------------
                                                          For       Withheld
                                                      ---------- -------------
1. The following persons were elected as Trustees:
   Edward M. Lamont                                      43.4         3.0
   Robert A. Lawrence                                    43.4         3.0
   Dean O. Morton                                        43.4         3.0
   Thomas L. Phillips                                    43.4         3.0
   Toby Rosenblatt                                       43.4         3.0
   Michael S. Scott Morton                               43.8         2.6
   Ralph F. Verni                                        43.8         2.7
   Jeptha H. Wade                                        43.8         2.6

                                                                           Votes (millions of
                                                                                 shares)
                                                                         ----------------------
                                                                          For  Against Abstain
                                                                          ---- ------- --------
2. The Fund's fundamental policy on diversification of investments was
   amended                                                                3.9    0.4     1.0
3. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder
   approval                                                              33.1    7.3     4.2
4. The Master Trust Agreement was amended to eliminate specified time
   permitted between the record date and any shareholders meeting        34.4    5.7     4.4

STATE STREET RESEARCH PORTFOLIO: MODERATE

INVESTMENT PORTFOLIO
October 31, 1996
                                                                  Value
                                                     Shares      (Note 1)
---------------------------------------------------  --------  --------------
EQUITY SECURITIES 51.7%
Basic Industries 7.5%
Chemical 2.3%
Cambrex Corp.                                         2,550     $   79,688
General Chemical Group Inc.                           2,300         43,700
Hoechst AG*                                          11,500        432,465
IMC Global Inc.                                       4,410        165,375
Monsanto Co.                                          7,700        305,112
                                                               --------------
                                                                 1,026,340
                                                               --------------
Diversified 0.7%
Cardo AB*                                             5,100        124,869
Tenma Corp.*                                         12,000        212,902
                                                               --------------
                                                                   337,771
                                                               --------------
Forest Product 0.2%
Aracruz Celulose SA ADR                               8,500         68,000
                                                               --------------
Machinery 1.6%
Case Corp.                                            4,600        213,900
Linde AG*                                               255        157,860
Sundstrand Corp.                                      5,800        233,450
Terex Corp. Rts.*++                                     150             37
Triumph Group, Inc.*                                    700         15,750
US Filter Corp.*                                      2,600         89,700
                                                               --------------
                                                                   710,697
                                                               --------------
Metal & Mining 1.9%
Alumax Inc.*                                          5,700        183,113
Aluminum Company of America                           3,400        199,325
Bohler Uddeholm AG*                                   1,400        104,726
Carbide/Graphite Group Inc.*                          2,400         39,150
RTZ Corp.*                                            8,574        137,178
SGL Carbon AG*                                        1,300        146,362
Wyman-Gordon Co.*                                     2,700         59,400
                                                               --------------
                                                                   869,254
                                                               --------------
Railroad 0.8%
Canadian National Railway Co.                        13,200        363,000
                                                               --------------
Total Basic Industries                                           3,375,062
                                                               --------------
Consumer Cyclical 6.7%
Airline 0.2%
Atlas Air Inc.*                                       2,400         88,500
                                                               --------------
Automotive 1.5%
Honda Motor Co.*                                      8,000        191,120
Suzuki Motor Co. Ltd.*                                7,000         71,319
Automotive (cont'd)
Exide Corp.                                           8,600     $   223,600
Ford Motor Co.                                        5,300        165,625
Lear Corp.*                                           1,100         40,700
                                                               --------------
                                                                   692,364
                                                               --------------
Building 0.5%
Lafarge Corp.                                        11,600        216,050
                                                               --------------
Hotel & Restaurant 1.1%
Harrah's Entertainment Inc.*                          7,900        132,325
Mirage Resorts Inc.*                                 11,700        257,400
Motels of America Inc.*+                                 75          4,500
Primadonna Resorts Inc.*                              2,700         43,537
Station Casinos Inc.*                                 3,500         38,938
U.S. Franchise Systems, Inc. CI. A*                   1,000         14,500
                                                               --------------
                                                                   491,200
                                                               --------------
Recreation 0.8%
Amer Group, Ltd. Cl. A*                               8,700        198,556
American Radio Systems Corp. CI. A*                   1,900         57,950
Anchor Gaming*                                          700         35,000
Cox Radio Inc. Cl. A*                                 1,700         30,812
Silver King Communications Inc.*                      1,500         33,375
                                                               --------------
                                                                   355,693
                                                               --------------
Retail Trade 2.6%
CUC International Inc.*                               2,021         49,502
Dominick's Supermarkets Inc.*                         1,700         33,788
Global DirectMail Corp.*                              2,200        108,350
Home Depot Inc.                                       7,400        405,150
Kroger Co.*                                           4,900        218,662
Loehmann's, Inc.*                                     1,500         40,313
MSC Industrial Direct, Inc. Cl. A*                    1,100         40,700
Renters Choice Inc.*                                  1,600         30,400
Sunglass Hut International Inc.*                      4,900         43,488
Wal-Mart Stores, Inc.                                 8,000        213,000
                                                               --------------
                                                                 1,183,353
                                                               --------------
Total Consumer Cyclical                                          3,027,160
                                                               --------------
Consumer Staple 12.7%
Business Service 1.5%
ADT Ltd.*                                            11,900        235,025
ATC Communications Group Inc.*                        2,900         55,100
Carriage Services, Inc. Cl. A*                        2,900         65,613
HA-LO Industries, Inc.*                               3,150         97,650
HBO & Co.                                             1,200         72,150
National Media Corp.*                                   900         10,800

The accompanying notes are an integral part of the financial statements.

                                                                  Value
                                                     Shares      (Note 1)
---------------------------------------------------  --------  --------------
Business Service (cont'd)
Personnel Group of America Inc.*                      2,900     $   80,112
Technology Solutions Co.*                             1,250         48,594
                                                               --------------
                                                                   665,044
                                                               --------------
Drug 2.9%
Amgen Inc.*                                           1,800        110,362
BioVail Corp. International*                          3,100         90,675
Pfizer Inc.                                           4,500        372,375
Roussel-Uclaf*                                        1,400        370,504
Sandoz AG*                                              300        346,756
                                                               --------------
                                                                 1,290,672
                                                               --------------
Food & Beverage 2.7%
Anheuser-Busch Companies, Inc.                        5,700        219,450
Coca-Cola Co.                                         5,900        297,950
Coca-Cola Enterprises Inc.                            8,700        370,837
Whitman Corp.                                        12,600        305,550
                                                               --------------
                                                                 1,193,787
                                                               --------------
Hospital Supply 3.7%
American Medical Response, Inc.*                      1,800         54,000
Baxter International Inc.                             9,300        387,112
Genesis Health Ventures Inc.                          2,200         50,325
Healthdyne Technologies Inc.*                         6,800         60,350
Imagyn Medical, Inc.*                                 5,100         41,438
Johnson & Johnson                                     6,000        295,500
Karrington Health Inc.*                               3,100         48,825
Lincare Holdings Inc.*                                1,200         45,000
Mariner Health Group Inc.                             4,100         34,850
Medtronic Inc.                                        3,500        225,313
Physio-Control International Corp.*                   1,200         23,400
Respironics Inc.*                                     1,700         25,500
Roche Holdings AG*                                       35        264,715
Rural/Metro Corp.*                                    1,600         58,400
Ultra-Fem Inc.*                                       1,500         33,750
                                                               --------------
                                                                 1,648,478
                                                               --------------
Personal Care 0.0%
U.S.A. Detergents Inc.*                                 650         21,450
                                                               --------------
Printing & Publishing 0.9%
Heritage Media Corp. Cl. A*                           2,200         33,550
Hollinger International Inc. CI. A*                  24,200        302,500
Providence Journal Co. Cl. A*                         2,100         67,725
                                                               --------------
                                                                   403,775
                                                               --------------
Tobacco 1.0%
Imperial Tobacco Group PLC*                          23,900     $  140,039
Philip Morris Companies, Inc.                         3,300        305,663
Schweitzer-Mauduit International, Inc.                  800         24,600
                                                               --------------
                                                                   470,302
                                                               --------------
Total Consumer Staple                                            5,693,508
                                                               --------------
Energy 3.8%
Oil 3.7%
Abacan Resources Corp.*                               9,500         72,438
ENI SPA ADR                                           3,300        156,750
Imperial Oil Ltd.                                     2,700        118,800
KCS Energy Inc.                                       1,100         47,438
Nuevo Energy Co.*                                     1,300         64,838
Oryx Energy Co.*                                     12,900        248,325
Plains Resources Inc.*                                1,500         21,000
Ranger Oil Ltd.*                                      4,600         34,500
Seagull Energy Corp.                                 13,012        281,384
Tosco Corp.                                           5,500        308,687
Total SA*                                             2,049        160,273
Woodside Petroleum Ltd. ADR*                         25,000        176,363
                                                               --------------
                                                                 1,690,796
                                                               --------------
Oil Service 0.1%
Dreco Energy Services Ltd. Cl. A*                     1,400         36,750
                                                               --------------
Total Energy                                                     1,727,546
                                                               --------------
Finance 7.8%
Bank 3.7%
Bank of New York Inc.                                 9,800        324,625
BankAmerica Corp.                                     2,500        228,750
Citicorp                                              4,400        435,600
Fleet Financial Group Inc.                            6,300        314,212
Sparbanken Sverige AB*                               24,100        381,161
                                                               --------------
                                                                 1,684,348
                                                               --------------
Financial Service 1.7%
Alex Brown Inc.                                         600         34,050
CMAC Investment Corp.                                 1,000         69,125
Federal Home Loan Mortgage Corp.                      2,300        232,300
Federal National Mortgage Association                10,600        414,725
                                                               --------------
                                                                   750,200
                                                               --------------

The accompanying notes are an integral part of the financial statements.

                                                                  Value
                                                     Shares      (Note 1)
---------------------------------------------------  --------  --------------
Insurance 2.4%
ACE Ltd.                                              4,500    $   246,375
AMBAC Inc.                                            2,700        168,750
Delphi Financial Group Inc.*                            960         27,000
Mid Ocean Ltd.                                        5,900        277,300
Mutual Risk Management Ltd.                           2,066         66,112
NAC Re Corp.                                          1,600         56,200
Travelers/Aetna Property Casualty Corp. CI. A*        7,400        222,000
                                                               --------------
                                                                 1,063,737
                                                               --------------
Total Finance                                                    3,498,285
                                                               --------------
Science & Technology 11.1%
Aerospace 1.8%
Boeing Co.                                            3,600        343,350
General Dynamics Corp.                                3,400        233,325
Rockwell International Corp.                          3,800        209,000
                                                               --------------
                                                                   785,675
                                                               --------------
Computer Software & Service 3.9%
Anacomp Inc.*                                         5,594         48,948
Applied Graphics Technologies, Inc.                   1,900         29,925
Cisco Systems Inc.*                                   5,600        346,500
Desktop Data Inc.*                                    1,000         23,750
Electronic Data Systems Corp.                         3,300        148,500
Manugistics Group Inc.*                                 700         30,100
Microsoft Corp.*                                      2,600        356,850
National Processing, Inc.*                            4,300         81,700
Oracle Systems Corp.*                                 3,400        143,862
Planning Sciences International PLC ADR*              1,700         21,675
SystemSoft Corp.*                                     1,200         33,900
Ultratech Stepper Inc.*                               2,700         45,900
Vantive Corp.*                                          700         23,100
Videoserver Inc.*                                     1,200         56,850
Wang Laboratories Inc.*                               3,600         84,150
Western Digital Corp. Rts.*                           5,800        281,300
                                                               --------------
                                                                 1,757,010
                                                               --------------
Electronic Components 2.1%
ABB AG*                                                  65         80,324
AMP Inc.                                              5,700        193,087
Augat Inc.                                            2,400         66,000
Encad Inc.*                                             800         32,800
Intel Corp.*                                          4,000        439,500
VLSI Technology Inc.*                                 1,400         24,150
Xicor Inc.                                            3,700         42,088
Zebra Technologies Corp. Cl. A*                       2,700         77,963
                                                               --------------
                                                                   955,912
                                                               --------------
Electronic Equipment 2.8%
Berg Electronics Corp.*                               2,500    $    70,625
Chicago Miniature Lamp, Inc.*                         1,400         41,650
L.M. Ericsson Telephone Co. ADR Cl. B*                7,570        209,121
L.M. Ericsson Telephone Co. Cl. B*                    8,769        237,371
Lucent Technologies Inc.*                             2,800        131,600
Network Equipment Technologies, Inc. Rts.*            2,400         32,100
Nokia AB Cl. A Pfd.*                                  1,960         90,502
Nokia AB Cl. K Pfd.                                   5,500        259,537
Toolex Alpha NV*                                     20,500        196,941
                                                               --------------
                                                                 1,269,447
                                                               --------------
Office Equipment 0.5%
FileNet Corp.*                                        2,600         73,775
International Business Machines Corp.                 1,100        141,900
                                                               --------------
                                                                   215,675
                                                               --------------
Total Science & Technology                                       4,983,719
                                                               --------------
Utility 2.1%
Electric 0.7%
Allegheny Power Systems Inc.                          5,600        167,300
American Electric Power Inc.                          3,300        136,950
                                                               --------------
                                                                   304,250
                                                               --------------
Natural Gas 0.4%
ENSERCH Corp.                                         6,000        129,000
TransTexas Gas Corp.*                                 4,500         63,000
                                                               --------------
                                                                   192,000
                                                               --------------
Telephone 1.0%
Allen Group Inc.                                      2,900         46,037
Clearnet Communications Inc. Wts.*                      495          4,455
Geotek Communications Inc.*                           5,500         40,563
NetCom Systems AB*                                   17,700        223,413
Tel-Save Holdings Inc.*                               2,900         72,500
Trescom International Inc.*                           4,900         62,475
                                                               --------------
                                                                   449,443
                                                               --------------
Total Utility                                                      945,693
                                                               --------------
Total Equity Securities (Cost $19,668,040)                      23,250,973
                                                               --------------


The accompanying notes are an integral part of the financial statements.

                                         Principal        Maturity        Value
                                          Amount            Date        (Note 1)
-----------------------------------  -------------------------------  --------------
FIXED INCOME SECURITIES 39.5%
U.S. Treasury 13.2%
U.S. Treasury Bond, 12.00%              $  400,000        8/15/2013    $  575,876
U.S. Treasury Bond, 8.125%                 850,000        8/15/2021       988,788
U.S. Treasury Bond, 6.25%                  750,000        8/15/2023       704,527
U.S. Treasury Note, 8.50%                  550,000        5/15/1997       558,849
U.S. Treasury Note, 5.125%                 125,000        6/30/1998       123,906
U.S. Treasury Note, 6.75%                  650,000        5/31/1999       663,611
U.S. Treasury Note, 7.125%                 175,000        9/30/1999       180,605
U.S. Treasury Note, 6.875%                 550,000        3/31/2000       565,037
U.S. Treasury Note, 6.625%                 625,000        7/31/2001       638,181
U.S. Treasury Note, 7.50%                  275,000       11/15/2001       291,242
U.S. Treasury Note, 5.75%                  225,000        8/15/2003       219,130
U.S. Treasury Note, 7.875%                 375,000       11/15/2004       411,563
                                                                      --------------
                                                                        5,921,315
                                                                      --------------
U.S. Agency Mortgage 11.5%
Federal Home Loan Mortgage Corp.,
  6.50%                                    175,376        2/01/2009       173,895
Federal Home Loan Mortgage Corp.,
  6.50%                                    120,946        7/01/2009       119,925
Federal Home Loan Mortgage Corp.,
  9.50%                                    109,415        7/25/2022       117,689
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50%                   100,000        3/25/2023        97,406
Federal Home Loan Mortgage Corp.,
  7.00%                                    328,889       12/01/2024       325,189
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                              147,956        1/01/2025       149,133
Federal Home Loan Mortgage Corp.,
  8.00%                                     56,192        6/01/2025        57,491
Federal Home Loan Mortgage Corp.,
  7.50%                                     82,815        7/01/2025        83,268
Federal Home Loan Mortgage Corp.,
  7.50%                                    473,837        6/01/2026       475,462
Federal National Mortgage
  Association, 9.50%                       218,279       10/01/2003       229,463
Federal National Mortgage
  Association, 7.00%                       183,193       12/01/2007       185,018
Federal National Mortgage
  Association, 8.00%                       216,381        4/01/2008       225,314
Federal National Mortgage
  Association TBA, 7.00%                   225,000       11/13/2025       220,781
Government National Mortgage
  Association, 6.50%                       114,945        2/15/2009       113,867
Government National Mortgage
  Association, 6.50%                       255,308        5/15/2009       252,954
Government National Mortgage
  Association, 9.00%                       131,853        2/15/2022       140,340
U.S. Agency Mortgage (cont'd)
Government National Mortgage
  Association, 8.00%                    $  682,250        7/15/2022    $  700,152
Government National Mortgage
  Association, 6.50%                        88,276       12/15/2023        85,020
Government National Mortgage
  Association, 6.50%                       298,168        7/15/2024       287,172
Government National Mortgage
  Association, 7.00%                       148,234        1/15/2025       146,244
Government National Mortgage
  Association, 7.00%                        68,472       10/15/2025        67,188
Government National Mortgage
  Association, 7.50%                       316,866       11/15/2025       318,054
Government National Mortgage
  Association TBA, 7.00%                   150,000       11/19/2025       147,141
Government National Mortgage
  Association, 7.50%                       148,923        4/15/2026       149,388
Government National Mortgage
  Association, 8.00%                       299,586        9/15/2026       306,326
                                                                      --------------
                                                                        5,173,880
                                                                      --------------
Canadian-Yankee 0.9%
Hydro-Quebec Deb. Series HS, 9.40%         225,000        2/01/2021       270,391
Talisman Energy Inc. Deb., 7.125%          125,000        6/01/2007       124,630
                                                                      --------------
                                                                          395,021
                                                                      --------------
Trust Certificates 0.3%
Cooperative Utility Trust
  Certificates, 10.70%                     125,000        9/15/2017       136,154
                                                                      --------------
Foreign Government 3.0%              Australian Dollar
Government of Australia, 7.50%             400,000        7/15/2005       320,736
                                       Canadian Dollar
Government of Canada, 7.50%                515,000       12/01/2003       414,809
                                          Danish Krone
Kingdom of Denmark, 8.00%                1,200,000       11/15/2001       226,072
Kingdom of Denmark, 8.00%                1,200,000        3/15/2006       222,191
                                European Currency Unit
Government of France, 8.00%                125,000        4/25/2003       176,239
                                                                      --------------
                                                                        1,360,047
                                                                      --------------
Finance/Mortgage 5.0%
Allmerica Financial Corp. Sr. Note,
  7.625%                                $  150,000       10/15/2025       149,816
Associates Corp. of North America
  Note, 6.375%                             150,000       10/15/2002       148,320
Capital One Bank Note, 7.08%               250,000       10/30/2001       252,067
CIT Group Holdings Inc. Note, 6.75%        250,000        5/14/2001       253,580

The accompanying notes are an integral part of the financial statements.

                                      65

                                         Principal        Maturity        Value
                                          Amount            Date        (Note 1)
-----------------------------------  -------------------------------  --------------
Finance/Mortgage (cont'd)
Countrywide Mortgage Inc. Series
  1994-2 Class A-7, 6.50%               $  150,000        4/25/2008    $   150,280
Discover Credit Card Trust Series
  1993 A, 6.25%                            125,000        8/16/2000        125,273
First Chicago Master Trust Series
  91-D, 8.40%                               16,667        6/15/1998         16,661
Ford Credit Auto Loan Master Trust
  Series 95-1, 6.50%                       200,000        8/15/2002        200,000
GE Global Insurance Holding Corp.
  Note, 7.00%                              175,000        2/15/2026        169,094
General Motors Acceptance Corp.
  Note, 8.375%                             200,000        5/01/1997        202,502
General Motors Acceptance Corp.
  Note, 7.85%                               50,000       11/17/1997         51,016
Household Finance Co. Sr. Note,
  6.75%                                    100,000        6/01/2000        101,183
NationsBank Credit Card Master
  Trust Series 1995-1A, 6.45%              150,000        4/15/2003        150,843
Prudential Home Mortgage Securities
  Co. Series 93-57 A-1 PAC, 6.50%          108,307       12/26/2023        107,968
Prudential Home Mortgage Securities
  Co.Series 93-29 A-6 PAC, 6.75%            70,980        8/25/2008         71,401
Sears Credit Account Master Trust
  Series 1995-2A, 8.10%                    100,000        6/15/2004        105,000
                                                                      --------------
                                                                         2,255,004
                                                                      --------------
Corporate 5.6%
Anacomp Inc. Sr. Sub. Note, 13.00%          71,000        6/04/2002         73,307
Chevron Corp. Profit Sharing Note,
  8.11%                                    100,000       12/01/2004        106,906
Clearnet Communications Inc. Sr.
  Disc. Note, 0.00% to 12/14/2000,
  14.75% from 12/15/2000 to
  maturity                                 150,000       12/15/2005         87,422
Columbia/HCA Healthcare Corp.
  Master Trust Note, 6.87%                 125,000        9/15/2003        126,584
Crown Packaging Ltd. Sr. Sec. Note,
  10.75%                                    75,000       11/01/2000         69,750
Dade International Inc. Sr. Sub.
  Note, 11.125%+                           250,000        5/01/2006        267,500
Envirosource Inc. Note, 9.75%              125,000        6/15/2003        116,875
Grand Union Co. Sr. Sub. Note,
  12.00%                                    75,000        9/01/2004         75,750
Corporate (cont'd)
K & F Industries Inc. Sr. Sec.
  Note, 11.875%                         $  175,000       12/01/2003    $   189,000
K & F Industries Inc. Sr. Sub.
  Deb., 10.375%                            100,000        9/01/2004        103,000
K-III Communications Corp. Sr.
  Note, 8.50%                              100,000        2/01/2006         93,250
Norcal Waste Systems Inc. Sr. Note,
  12.75% to 11/14/96, 13.00% from
  11/15/96 to 5/14/97, 13.25% from
  5/15/97 to 11/14/97, 13.50% from
  11/15/97 to maturity                     200,000       11/15/1996        216,500
Presidio Oil Co. Sr. Sec. Note,
  11.50% (ballot box)                      100,000        9/15/2000         98,750
Ralphs Grocery Co. Sr. Note, 10.45%        170,000        6/15/2004        171,700
Sears Roebuck Acceptance Corp.
  Note, 6.86%                              225,000        8/06/2001        227,610
Spanish Broadcasting Systems Inc.
  Sr. Note, 7.50%                          100,000        6/15/2002        104,500
Talley Manufacturing & Technology
  Inc. Sr. Note, 10.75%                    250,000       10/15/2003        258,750
United Meridian Corp. Sr. Sub.
  Note, 10.375%                            120,000       10/15/2005        129,600
                                                                      --------------
                                                                         2,516,754
                                                                      --------------
Total Fixed Income Securities (Cost $17,534,083)                        17,758,175
                                                                      --------------
SHORT-TERM OBLIGATIONS 10.2%
American Express Credit Corp.,
  5.22%                                  1,566,000       11/06/1996      1,566,000
Associates Corp. of North America,
  5.15%                                    333,000       11/01/1996        333,000
Beneficial Corp., 5.22%                  1,000,000       11/04/1996      1,000,000
Federal Home Loan Mortgage Corp.,
  5.17%                                    957,000       11/01/1996        957,000
Ford Motor Credit Co., 5.25%               739,000       11/04/1996        739,000
                                                                      --------------
Total Short-Term Obligations (Cost $4,595,000)                           4,595,000
                                                                      --------------
Total Investments (Cost $41,797,123)--101.4%                            45,604,148
Cash and Other Assets, Less Liabilities--(1.4)%                           (615,297)
                                                                      --------------
Net Assets--100.0%                                                     $44,988,851
                                                                      ==============

The accompanying notes are an integral part of the financial statements.

Federal Income Tax Information:
At October 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $41,942,980 was as follows:
Aggregate gross unrealized appreciation for all investments in
  which there is an excess of value over tax cost                  $4,594,225
Aggregate gross unrealized depreciation for all investments in
  which there is an excess of tax cost over value                    (933,057)
                                                                  -------------
                                                                   $3,661,168
                                                                  =============


ADR stands for American Depositary Receipt, representing ownership of foreign securities.
*   Nonincome-producing securities.
TBA Represents "TBA" (to be announced) purchase commitment to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized and may vary by no more than 1%.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified buyers. The total cost and market value of Rule 144A securities owned at October 31, 1996 were $258,625 and $272,000 (0.60% of net assets), respectively.
(ballot box) Security is in default.
++ Security restricted as to public resale. At October 31, 1996, there were no outstanding unrestricted securities of the same class as those held.
    The total cost and market value of restricted securities at October 31, 1996 were $0 and $37 (0.00% of net assets), respectively.

Forward currency exchange contracts outstanding at October 31, 1996, are as follows:

                                                                                      Unrealized
                                                                       Contract      Appreciation    Delivery
                                                      Total Value        Price      (Depreciation)     Date
-------------------------------------------------- ---------------- -------------- --------------- -----------
Sell Australian dollars, Buy U.S. dollars              157,000 AUD     .79475 AUD      $   655        1/24/97
Sell Australian dollars, Buy U.S. dollars               40,000 AUD     .77425 AUD         (718)      11/14/96
Sell Australian dollars, Buy U.S. dollars              175,000 AUD     .77450 AUD       (3,098)      11/14/96
Buy Australian dollars, Sell U.S. dollars               10,000 AUD     .79147 AUD            7       11/14/96
Buy Australian dollars, Sell U.S. dollars               83,000 AUD     .79055 AUD            2        1/24/97
Sell Australian dollars, Buy U.S. dollars               83,000 AUD     .79340 AUD          234        1/24/97
Sell Canadian dollars, Buy U.S. dollars                 76,000 CAD     .73153 CAD       (1,159)      11/14/96
Sell Canadian dollars, Buy U.S. dollars                 15,000 CAD     .74683 CAD          (49)       1/24/97
Sell Canadian dollars, Buy U.S. dollars                270,000 CAD     .73099 CAD       (4,261)      11/14/96
Sell Canadian dollars, Buy U.S. dollars                103,000 CAD     .74703 CAD         (316)       1/24/97
Sell Danish krone, Buy U.S. dollars                  1,438,100 DKK     .17110 DKK       (2,429)       1/24/97
Sell Danish krone, Buy U.S. dollars                  1,012,000 DKK     .17578 DKK        3,657       11/14/96
Sell European currency units, Buy U.S. dollars         130,000 ECU    1.27480 ECU          991       11/14/96
                                                                                   ---------------
                                                                                       $(6,484)
                                                                                   ===============

The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $41,797,123) (Note 1)             $45,604,148
Cash                                                                5,486
Interest and dividends receivable                                 325,468
Receivable for securities sold                                    181,290
Receivable for fund shares sold                                    53,471
Receivable from Distributor (Note 3)                               30,879
Receivable for open forward contracts                               5,546
Deferred organization costs and other assets (Note 1)              47,567
                                                              --------------
                                                               46,253,855
Liabilities
Payable for securities purchased                                1,081,019
Payable for fund shares redeemed                                   50,520
Accrued management fee (Note 2)                                    24,618
Accrued transfer agent and shareholder services (Note 2)           17,375
Payable for open forward contracts                                 12,030
Accrued trustees' fees (Note 2)                                     5,214
Other accrued expenses                                             74,228
                                                              --------------
                                                                1,265,004
                                                              --------------
Net Assets                                                    $44,988,851
                                                              ==============
Net Assets consist of:
 Undistributed net investment income                          $   541,601
 Unrealized appreciation of investments                         3,807,025
 Unrealized depreciation of forward contracts and  foreign
  currency                                                         (6,167)
 Accumulated net realized gain                                  2,644,453
 Shares of beneficial interest                                 38,001,939
                                                              --------------
                                                              $44,988,851
                                                              ==============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($44,988,851 / 3,986,663 shares of
  beneficial interest)                                        $     11.28
                                                              ==============


STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Interest                                                       $1,620,422
Dividends, net of foreign taxes of $11,151                        348,800
                                                              --------------
                                                                1,969,222
Expenses
Management fee (Note 2)                                           302,408
Custodian fee                                                     155,325
Transfer agent and shareholder services (Note 2)                  113,217
Reports to shareholders                                            32,861
Audit fee                                                          32,158
Amortization of organization costs (Note 1)                        16,682
Trustees' fees (Note 2)                                            16,133
Registration fees                                                  13,053
Legal fees                                                          6,774
Miscellaneous                                                      10,908
                                                              --------------
                                                                  699,519
Expenses borne by the Distributor (Note 3)                       (234,376)
                                                              --------------
                                                                  465,143
                                                              --------------
Net investment income                                           1,504,079
                                                              --------------
Realized and Unrealized Gain on Investments, Foreign
  Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)                3,068,164
Net realized gain on forward contracts and foreign currency
  (Note 1)                                                         82,986
                                                              --------------
 Total net realized gain                                        3,151,150
                                                              --------------
Net unrealized appreciation of investments                      1,058,351
Net unrealized appreciation of forward contracts and
  foreign currency                                                 43,163
                                                              --------------
 Total net unrealized appreciation                              1,101,514
                                                              --------------
Net gain on investments, foreign currency and forward
  contracts                                                     4,252,664
                                                              --------------
Net increase in net assets resulting from operations           $5,756,743
                                                              ==============


The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                       Year ended October 31
                                   ------------------------------
                                       1996            1995
 -------------------------------- ---------------  --------------
Increase (Decrease) in Net Assets
Operations:
Net investment income              $  1,504,079     $ 1,224,242
Net realized gain on
  investments, foreign currency
  and forward contracts*              3,151,150         579,909
Net unrealized appreciation of
  investments, foreign currency
  and forward contracts               1,101,514       2,954,377
                                  ---------------  --------------
Net increase resulting from
  operations                          5,756,743       4,758,528
                                  ---------------  --------------
Dividends from net investment
  income--Class C                    (1,633,976)       (996,013)
                                  ---------------  --------------
Class C share transactions (Note
  6):
 Proceeds from sale of  shares       14,756,256      10,791,980
 Net asset value of shares
   issued in payment of
   dividends                            510,768         236,847
 Cost of shares  repurchased        (14,221,849)     (3,464,385)
                                  ---------------  --------------
Net increase from fund share
  transactions                        1,045,175       7,564,442
                                  ---------------  --------------
Total increase in net assets          5,167,942      11,326,957

Net Assets
Beginning of year                    39,820,909      28,493,952
                                  ---------------  --------------
End of year (including
  undistributed net investment
  income of $541,601 and
  $551,744, respectively)          $ 44,988,851     $39,820,909
                                  ===============  ==============
Number of Class C shares:
 Sold                                 1,373,024       1,120,799
 Issued upon reinvestment  of
  dividends                              47,952          24,757
 Repurchased                         (1,314,427)       (371,031)
                                  ---------------  --------------
 Net increase in fund  shares           106,549         774,525
                                  ===============  ==============

*Net realized gain for Federal
  income tax purposes (Note 1)     $  2,790,310     $   522,329
                                  ===============  ==============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research Strategic Portfolios: Moderate (the "Fund"), is a series of State Street Research Financial Trust, (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in September, 1993. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Moderate, State Street Research Government Income Fund, State Street Research Strategic Portfolios:
Conservative and State Street Research Strategic Portfolios: Aggressive.

The investment objective of the fund is to provide both current income and capital appreciation, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class C shares are presently available for purchase. Class A, Class B and Class D shares are not being offered at this time. Class A shares will be subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currency. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.65% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1996, the fees pursuant to such agreement amounted to $302,408.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1996, the amount of such expenses was $100,775.

The fees of the Trustees not currently affiliated with the Adviser amounted to $16,133 during the year ended October 31, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $234,376.

Note 4

For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $55,044,548 and $52,997,716 (including $15,452,703 and $13,761,143 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share.

At October 31, 1996, Metropolitan owned 1,695,308 Class C shares of the Fund and the Adviser owned one Class C share of the Fund.

FINANCIAL HIGHLIGHTS
For a Class C share outstanding throughout each year:

                                                                                              September 28, 1993
                                                                Year ended October 31          (Commencement of
                                                         ---------------------------------       Operations) to
                                                           1996**      1995**        1994      October 31, 1993
-------------------------------------------------------  -----------  ----------- --------   --------------------
Net asset value, beginning of year                        $ 10.26      $  9.18      $  9.57         $  9.55
Net investment income*                                       0.35         0.36         0.28            0.02
Net realized and unrealized gain (loss) on investments,
  foreign currency and forward contracts                     1.07         1.01        (0.45)             --
Dividends from net investment income                        (0.40)       (0.29)       (0.22)             --
                                                         -----------  ----------- -----------  ------------------
Net asset value, end of year                              $ 11.28      $ 10.26      $  9.18         $  9.57
                                                         ===========  =========== ===========  ==================
Total return                                                14.08%+      15.24%+      (1.81)%+         0.21%+++
Net assets at end of year (000s)                          $44,989      $39,821      $28,494         $25,040
Ratio of expenses to average net assets*                     1.00%        1.00%        1.00%           1.00%++
Ratio of net investment income to average net assets*        3.23%        3.68%        3.05%           2.32%++
Portfolio turnover rate                                    127.59%      120.62%      142.86%           0.00%
Average commission rate@                                  $0.0258           --           --              --

*Reflects voluntary assumption of fees or expenses per
 share in each year (Note 3)                              $  0.05      $  0.07      $  0.05         $  0.00

++ Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** Per-share figures have been calculated using the average shares method.

@ For fiscal years beginning on or after November 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Moderate

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Moderate (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1996

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

As of October 31, 1996, State Street Research Strategic Portfolios: Moderate held 52% of its assets in equities, 39% in fixed income securities and 9% in cash. For the 12 months ended October 31, 1996, Class C shares of the Fund provided a total return of +14.08%.

We strive to achieve capital appreciation, current income, and preservation of capital, all with moderate investment risk. We remain widely diversified in stocks and bonds to achieve this objective.

Stocks

Positive stock returns helped the portfolio's performance. Large-cap and value stocks made up the largest equity holdings. Value stocks performed strongly, large-cap growth stocks less so. International equities, which were also a large component performed well. Small-cap growth stocks, which only comprised a small portion of the portfolio, brought in strong performance.

Bonds

The Fund's fixed-income component performed well, but did not keep pace with its stock holdings. This was due in large part to our high-grade bond holdings, which comprised our largest fixed-income position and provided flat performance. High-yield and international bonds brought in strong performance.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/ Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

               Change In Value Of $10,000 Based On The S&P 500
              And The Lehman Brothers Government/Corporate Bond
                 Index Compared To Change In Value Of $10,000
                  Invested In Strategic Portfolios: Moderate

[line chart]

     Average Annual Total Return
    1 Year           Life of Fund
+14.08%/+13.65%     +8.67%/+8.10%

Class C Shares

               Strategic Portfolios:    LB Gov't/Corp
               Moderate                 Bond Index          S&P 500

9/28/93        10000                    10000               10000
10/31/93       10021                    10041               10207
10/31/94        9840                     9575               10600
10/31/95       11340                    11123               13400
10/31/96       12936                    11722               16627

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of State Street Research Strategic
Portfolios: Moderate ("Fund"), along with shareholders of other series of State Street Research Financial Trust ("Meeting"), was convened on February 14, 1996, and continued thereafter. The results of the Meeting are set forth below.

                                                       Votes (millions of
                                                            shares)
                                                       ------------------
                                                        For    Withheld
                                                       ------ -----------
1. The following persons were elected as Trustees:
   Edward M. Lamont                                    43.4       3.0
   Robert A. Lawrence                                  43.4       3.0
   Dean O. Morton                                      43.4       3.0
   Thomas L. Phillips                                  43.4       3.0
   Toby Rosenblatt                                     43.4       3.0
   Michael S. Scott Morton                             43.8       2.6
   Ralph F. Verni                                      43.8       2.7
   Jeptha H. Wade                                      43.8       2.6


                                                        Votes (millions of
                                                              shares)
                                                      ----------------------
                                                       For  Against  Abstain
                                                       ---- ------- --------
2. The Fund's fundamental policy on diversification
   of investments was amended                          3.1    0.1      0.2
3. The Master Trust Agreement was amended to permit
   the Trustees to reorganize, merge or liquidate a
   fund without prior shareholder approval            33.1    7.3      4.2
4. The Master Trust Agreement was amended to
   eliminate specified time permitted between the
   record date and any shareholders meeting.          34.4    5.7      4.4

STATE STREET RESEARCH STRATEGIC PORTFOLIOS: CONSERVATIVE

INVESTMENT PORTFOLIO
October 31, 1996
                                                                Value
                                                   Shares      (Note 1)
-------------------------------------------------  -------- --------------
EQUITY SECURITIES 28.8%
Basic Industries 3.9%
Chemical 1.2%
Hoechst AG*                                         3,250     $  122,218
IMC Global Inc.                                     3,250        121,875
Monsanto Co.                                        3,600        142,650
                                                            --------------
                                                                 386,743
                                                            --------------
Diversified 0.2%
Cardo AB*                                           1,400         34,278
Tenma Corp.*                                        2,000         35,484
                                                            --------------
                                                                  69,762
                                                            --------------
Forest Product 0.1%
Aracruz Celulose SA ADR                             3,300         26,400
                                                            --------------
Machinery 0.9%
Case Corp.                                          2,000         93,000
Linde AG*                                              81         50,144
Sundstrand Corp.                                    4,100        165,025
                                                            --------------
                                                                 308,169
                                                            --------------
Metal & Mining 1.0%
Alumax Inc.*                                        4,200        134,925
Aluminum Company of America                         1,400         82,075
Bohler Uddeholm AG*                                   500         37,402
RTZ Corp. PLC*                                      2,521         40,334
SGL Carbon AG*                                        500         56,293
                                                            --------------
                                                                 351,029
                                                            --------------
Railroad 0.5%
Canadian National Railway Co.                       6,300        173,250
                                                            --------------
Total Basic Industries                                         1,315,353
                                                            --------------
Consumer Cyclical 3.6%
Automotive 1.1%
Exide Corp.                                         6,300        163,800
Ford Motor Co.                                      3,800        118,750
Honda Motor Co.*                                    2,000         47,780
Suzuki Motor Co. Ltd.*                              4,000         40,754
                                                            --------------
                                                                 371,084
                                                            --------------
Building 0.5%
Lafarge Corp.                                       8,300        154,588
                                                            --------------
Hotel & Restaurant 0.6%
Harrah's Entertainment Inc.*                        5,700         95,475
Mirage Resorts Inc.*                                5,700        125,400
                                                            --------------
                                                                 220,875
                                                            --------------
Recreation 0.1%
Amer Group, Ltd. Cl. A*                             2,200         50,209
                                                            --------------
Retail Trade 1.3%
Home Depot Inc.                                     3,200     $  175,200
Kroger Co.*                                         3,600        160,650
Wal-Mart Stores, Inc.                               3,600         95,850
                                                            --------------
                                                                 431,700
                                                            --------------
Total Consumer Cyclical                                        1,228,456
                                                            --------------
Consumer Staple 6.5%
Business Service 0.6%
ADT Ltd.*                                           8,300        163,925
HBO & Co.                                             500         30,063
                                                            --------------
                                                                 193,988
                                                            --------------
Drug 1.2%
Amgen Inc.*                                           900         55,181
Pfizer Inc.                                         1,900        157,225
Roussel-Uclaf*                                        400        105,858
Sandoz AG*                                             70         80,910
                                                            --------------
                                                                 399,174
                                                            --------------
Food & Beverage 2.1%
Anheuser-Busch Companies, Inc.                      2,600        100,100
Coca-Cola Co.                                       2,600        131,300
Coca-Cola Enterprises Inc.                          6,100        260,012
Whitman Corp.                                       8,900        215,825
                                                            --------------
                                                                 707,237
                                                            --------------
Hospital Supply 1.3%
Baxter International Inc.                           5,400        224,775
Johnson & Johnson                                   2,600        128,050
Medtronic Inc.                                      1,400         90,125
                                                            --------------
                                                                 442,950
                                                            --------------
Printing & Publishing 0.6%
Hollinger International Inc. Cl. A*                17,600        220,000
                                                            --------------
Tobacco 0.7%
Imperial Tobacco Group PLC*                        17,100        100,195
Philip Morris Companies, Inc.                       1,500        138,938
                                                            --------------
                                                                 239,133
                                                            --------------
Total Consumer Staple                                          2,202,482
                                                            --------------
Energy 2.2%
Oil 2.2%
ENI SPA ADR                                           900         42,750
Imperial Oil Ltd.                                     850         37,400
Oryx Energy Co.*                                    9,000        173,250
Seagull Energy Corp.*                               7,800        168,675
Tosco Corp.                                         3,900        218,887

The accompanying notes are an integral part of the financial statements.

                                                                Value
                                                   Shares      (Note 1)
-------------------------------------------------  -------- --------------
Oil (cont'd)
Total SA Cl. B*                                       717     $   56,084
Woodside Petroleum Ltd. ADR*                        7,700         54,320
                                                            --------------
                                                                 751,366
                                                            --------------
Total Energy                                                     751,366
                                                            --------------
Finance 5.4%
Bank 2.4%
BankAmerica Corp.                                   1,100        100,650
Bank of New York Inc.                               6,800        225,250
Citicorp                                            1,600        158,400
Fleet Financial Group Inc.                          4,600        229,425
Sparbanken Sverige AB*                              5,700         90,150
                                                            --------------
                                                                 803,875
                                                            --------------
Financial Service 1.0%
Federal Home Loan Mortgage Corp.                    1,700        171,700
Federal National Mortgage Association               4,600        179,975
                                                            --------------
                                                                 351,675
                                                            --------------
Insurance 2.0%
ACE Ltd.                                            3,300        180,675
AMBAC Inc.                                          1,900        118,750
Mid Ocean Ltd.                                      4,200        197,400
Travelers/Aetna Property Casualty Corp. Cl. A       5,400        162,000
                                                            --------------
                                                                 658,825
                                                            --------------
Total Finance                                                  1,814,375
                                                            --------------
Science & Technology 6.0%
Aerospace 1.6%
Boeing Co.                                          2,100        200,287
General Dynamics Corp.                              2,500        171,563
Rockwell International Corp.                        2,700        148,500
                                                            --------------
                                                                 520,350
                                                            --------------
Computer Software & Service 1.9%
Cisco Systems Inc.*                                 2,400        148,500
Electronic Data Systems Corp.                       1,400         63,000
Microsoft Corp.*                                    1,300        178,425
Oracle Systems Corp.*                               1,600         67,700
Western Digital Corp. Rts.*                         3,900        189,150
                                                            --------------
                                                                 646,775
                                                            --------------
Electronic Components 1.3%
ABB AG*                                                30         37,073
AMP Inc.                                            4,200        142,275
Intel Corp.*                                        1,700        186,787
Rohm Co.*                                           1,000         59,286
                                                            --------------
                                                                 425,421
                                                            --------------
Electronic Equipment 1.0%
L.M. Ericsson Telephone Co. Cl. B*                  3,568     $    96,584
L.M. Ericsson Telephone Co. ADR Cl. B*              3,390         93,649
Lucent Technologies Inc.*                           1,400         65,800
Nokia AB Cl. A Pfd.*                                  760         35,092
Toolex Alpha NV*                                    5,200         49,956
                                                            --------------
                                                                 341,081
                                                            --------------
Office Equipment 0.2%
International Business Machines Corp.                 600         77,400
                                                            --------------
Total Science & Technology                                     2,011,027
                                                            --------------
Utility 1.2%
Electric 0.7%
Allegheny Power Systems Inc.                        4,200        125,475
American Electric Power Inc.                        2,400         99,600
                                                            --------------
                                                                 225,075
                                                            --------------
Natural Gas 0.4%
ENSERCH Corp.                                       4,300         92,450
TransTexas Gas Corp.*                               2,200         30,800
                                                            --------------
                                                                 123,250
                                                            --------------
Telephone 0.1%
NetCom Systems AB*                                  4,100         51,751
                                                            --------------
Total Utility                                                    400,076
                                                            --------------
Total Equity Securities (Cost $8,240,477)                      9,723,135
                                                            --------------

                                Principal     Maturity
                                  Amount        Date
 ----------------------------------------- -------------  --------------
FIXED INCOME SECURITIES 60.9%
U.S. Treasury 23.1%
U.S. Treasury Bond, 12.00%      $  200,000    8/15/2013       287,938
U.S. Treasury Bond, 8.125%       1,450,000    8/15/2021     1,686,756
U.S. Treasury Bond, 6.25%          775,000    8/15/2023       728,012
U.S. Treasury Note, 8.50%          575,000    5/15/1997       584,252
U.S. Treasury Note, 5.125%         275,000    6/30/1998       272,594
U.S. Treasury Note, 6.75%          675,000    5/31/1999       689,134
U.S. Treasury Note, 7.125%       1,200,000    9/30/1999     1,238,436
U.S. Treasury Note, 6.875%         350,000    3/31/2000       359,569
U.S. Treasury Note, 6.25%          400,000    8/31/2000       403,064
U.S. Treasury Note, 6.625%         250,000    7/31/2001       255,272
U.S. Treasury Note, 7.50%          300,000   11/15/2001       317,718
U.S. Treasury Note, 7.875%         900,000   11/15/2004       987,750
                                                          --------------
                                                            7,810,495
                                                          --------------

The accompanying notes are an integral part of the financial statements.

                                        Principal        Maturity        Value
                                         Amount            Date        (Note 1)
 ---------------------------------  -------------------------------  --------------
U.S. Agency Mortgage 19.7%
Federal Home Loan Mortgage Corp.
  Gold, 9.50%                       $   139,204          7/25/2022    $  149,730
Federal Home Loan Mortgage Corp.
  Series 29-H PAC, 6.50%                125,000          3/25/2023       121,758
Federal Home Loan Mortgage Corp.
  Gold, 7.00%                           867,046          6/01/2024       857,292
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                           539,194          8/01/2024       543,486
Federal Home Loan Mortgage Corp.
  Gold, 8.00%                            74,600          6/01/2025        76,325
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                           365,379          4/01/2026       367,377
Federal Home Loan Mortgage Corp.
  Gold, 7.50%                           856,876          6/01/2026       859,815
Government National Mortgage
  Association, 8.00%                    315,357          5/15/2008       330,337
Government National Mortgage
  Association, 6.50%                    137,934          2/15/2009       136,640
Government National Mortgage
  Association, 6.50%                     66,493          6/15/2009        65,870
Government National Mortgage
  Association, 6.50%                    312,530          7/15/2009       309,649
Government National Mortgage
  Association, 8.00%                    134,753         10/15/2017       140,319
Government National Mortgage
  Association, 8.00%                    838,493          5/15/2022       861,543
Government National Mortgage
  Association, 6.50%                     88,250         12/15/2023        84,995
Government National Mortgage
  Association, 6.50%                    458,720          7/15/2024       441,802
Government National Mortgage
  Association, 7.00%                    324,842          1/15/2025       320,480
Government National Mortgage
  Association, 7.00%                     48,786         10/15/2025        47,871
Government National Mortgage
  Association, 7.50%                    389,989         11/15/2025       391,451
Government National Mortgage
  Association, 7.50%                    198,566          4/15/2026       199,185
Government National Mortgage
  Association, 8.00%                    349,517          9/15/2026       357,381
                                                                     --------------
                                                                       6,663,306
                                                                     --------------
Canadian-Yankee 2.2%
Hydro-Quebec Deb. Series HS,
  9.40%                             $   325,000          2/01/2021    $  390,565
Usinor Sacilor Note, 7.25%              350,000          8/01/2006       350,812
                                                                     --------------
                                                                         741,377
                                                                     --------------
Foreign Government 3.0%              Australian Dollar
Government of Australia, 7.50%          350,000          7/15/2005       280,644
                                      Canadian Dollar
Government of Canada, 7.50%             220,000         12/01/2003       177,200
                                      Danish  Krone
Kingdom of Denmark, 8.00%               850,000         11/15/2001       160,135
Kingdom of Denmark, 8.00%               700,000          3/15/2006       129,611
                                      European Currency Unit
Government of France, 8.00%             175,000          4/25/2003       246,734
                                                                     --------------
                                                                         994,324
                                                                     --------------
Trust Certificates 1.4%
Cooperative Utility Trust
  Certificates, 10.70%              $   225,000          9/15/2017       245,077
Rural Electric Cooperative
  Grantor Trust Certificates,
  10.11%                                200,000         12/15/2017       217,804
                                                                     --------------
                                                                         462,881
                                                                     --------------
Finance/Mortgage 8.7%
Associates Corp. of North America
  Note, 6.375%                          200,000         10/15/2002       197,760
Capital One Bank Sr. Note, 7.08%        175,000         10/30/2001       176,447
Chase Manhattan Master Trust
  96-3A, 7.04%                          275,000          2/15/2005       282,131
CIT Group Holdings Inc. Note,
  6.75%                                 175,000          5/14/2001       177,506
Countrywide Funding Corp. Note,
  6.28%                                 200,000          1/15/2003       193,634
Discover Credit Card Trust Series
  1993 A, 6.25%                         250,000          8/16/2000       250,545
First Chicago Credit Trust Series
  91-D, 8.40%                            25,000          6/15/1998        24,992
Ford Credit Auto Loan Master
  Trust Series 95-1, 6.50%              375,000          8/15/2002       375,000
GE Global Insurance Holding Corp.
  Note, 7.00%                           225,000          2/15/2026       217,406
General Motors Acceptance Corp.
  Note, 7.85%                           325,000         11/17/1997       331,604

The accompanying notes are an integral part of the financial statements.


                                      77

                                        Principal        Maturity        Value
                                         Amount            Date        (Note 1)
 ---------------------------------  -------------------------------  --------------
Finance/Mortgage (cont'd)
Household Affinity Master Trust
  Series 1994-1A, 5.525%                $175,000         4/25/2003    $   175,163
Household Finance Co. Note, 6.75%        125,000         6/01/2000        126,479
Prudential Home Mortgage Series
  93-29 A-6 PAC, 6.75%                   235,523         8/25/2008        236,920
Sears Roebuck Acceptance Corp.
  Note, 6.86%                            175,000         8/06/2001        177,030
                                                                     --------------
                                                                        2,942,617
                                                                     --------------
Corporate 2.8%
Chevron Corp. Note, 8.11%                175,000        12/01/2004        187,085
Columbia/HCA Healthcare Corp.
  Note, 6.87%                            150,000         9/15/2003        151,900
Electronic Data Systems Corp.
  Note, 6.85% +                          250,000         5/15/2000        254,105
K-III Communications Corp. Sr.
  Note, 8.50%                             75,000         2/01/2006         69,938
Loews Corp. Sr. Note, 7.00%              125,000        10/15/2023        114,338
Tele-Communications Inc. Sr.
  Note, 8.25%                            175,000         1/15/2003        173,047
                                                                     --------------
                                                                          950,413
                                                                     --------------
Total Fixed Income Securities (Cost $20,147,196)                       20,565,413
                                                                     --------------
SHORT-TERM OBLIGATIONS 9.5%
American Express Credit Corp.,
  5.25%                                  219,000        11/04/1996        219,000
American Express Credit Corp.,
  5.25%                                  836,000        11/12/1996        836,000
Beneficial Corp., 5.22%                  691,000        11/05/1996        691,000
Ford Motor Credit Co., 5.20%             968,000        11/01/1996        968,000
General Electric Capital Corp.,
  5.17%                                  500,000        11/01/1996        500,000
                                                                     --------------
Total Short-Term Obligations (Cost $3,214,000)                          3,214,000
                                                                     --------------
Total Investments (Cost $31,601,673)--99.2%                            33,502,548
Cash and Other Assets, Less Liabilities--0.8%                             284,902
                                                                     --------------
Net Assets--100.0%                                                    $33,787,450
                                                                     ==============

Federal Income Tax Information:
At October 31, 1996, the net unrealized appreciation of
  investments based on cost for Federal income tax purposes of
  $31,664,750 was as follows:
Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost            $2,120,103
Aggregate gross unrealized depreciation for all investments
  in which there is an excess of tax cost over value              (282,305)
                                                                -------------
                                                                $1,837,798
                                                                =============

ADR stands for American Depositary Receipt, representing ownership of foreign securities.
* Nonincome-producing securities.
+ Security restricted in accordance with Rule 144A under the Securities Act of 1933, which allows for the resale of such securities among certain qualified institutional buyers. The total cost and market value of Rule 144A securities owned at October 31, 1996 were $249,803 and $254,105 (0.75% of net assets), respectively.

The accompanying notes are an integral part of the financial statements.

Forward currency exchange contracts outstanding at October 31, 1996, are as follows:

                                                                                        Unrealized
                                                                        Contract       Appreciation    Delivery
                                                      Total Value         Price       (Depreciation)     Date
-------------------------------------------------- ---------------- ---------------- --------------- -----------
Sell Australian dollars, Buy U.S. dollars           265,900    AUD     .79475   AUD      $ 1,110        1/24/97
Sell Australian dollars, Buy U.S. dollars            60,000    AUD     .77425   AUD       (1,077)      11/14/96
Sell Australian dollars, Buy U.S. dollars           203,000    AUD     .77450   AUD       (3,592)      11/14/96
Sell Australian dollars, Buy U.S. dollars           112,000    AUD     .79340   AUD          316        1/24/97
Buy Australian dollars, Sell U.S. dollars            88,000    AUD     .78910   AUD          273       11/14/96
Buy Australian dollars, Sell U.S. dollars           112,000    AUD     .79144   AUD          (97)       1/24/97
Buy Australian dollars, Sell U.S. dollars            60,000    AUD     .79147   AUD           88       11/14/96
Sell Canadian dollars, Buy U.S. dollars             177,000    CAD     .73153   CAD       (2,699)      11/14/96
Sell Canadian dollars, Buy U.S. dollars              15,000    CAD     .73099   CAD         (237)      11/14/96
Sell Danish krone, Buy U.S. dollars                 104,000    DKK     .17110   DKK         (177)       1/24/97
Sell Danish krone, Buy U.S. dollars                 882,000    DKK     .17578   DKK        3,187       11/14/96
Sell Danish krone, Buy U.S. dollars                 837,500    DKK     .17107   DKK       (1,439)       1/24/97
Buy Danish krone, Sell U.S. dollars                 225,000    DKK     .17555   DKK         (762)      11/14/96
Sell European currency units, Buy U.S. dollars      182,000    ECU    1.27480   ECU        1,387       11/14/96
                                                                                     ---------------
                                                                                         $(3,719)
                                                                                     ===============


The accompanying notes are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1996

Assets
Investments, at value (Cost $31,601,673) (Note 1)             $33,502,548
Cash                                                               22,607
Interest and dividends receivable                                 312,956
Receivable for securities sold                                    212,947
Receivable for fund shares sold                                    23,939
Receivable from Distributor (Note 3)                               15,792
Receivable for open forward contracts                               6,361
Deferred organization costs and other assets (Note 1)              44,766
                                                              --------------
                                                               34,141,916
Liabilities
Payable for securities purchased                                  230,055
Accrued transfer agent and shareholder services (Note 2)           19,896
Payable for open forward contracts                                 10,080
Accrued management fee (Note 2)                                    17,053
Payable for fund shares redeemed                                    6,419
Accrued trustees' fees (Note 2)                                     4,793
Accrued service fee (Note 5)                                          116
Other accrued expenses                                             66,054
                                                              --------------
                                                                  354,466
                                                              --------------
Net Assets                                                    $33,787,450
                                                              ==============
Net Assets consist of:
 Undistributed net investment income                          $   410,962
 Unrealized appreciation of investments                         1,900,875
 Unrealized depreciation of forward contracts and  foreign
  currency                                                         (3,408)
 Accumulated net realized gain                                  1,658,025
 Shares of beneficial interest                                 29,820,996
                                                              --------------
                                                              $33,787,450
                                                              ==============
Net Asset Value and redemption price per share of Class A
  shares ($551,564 / 50,023 shares of beneficial interest)    $     11.03
                                                              ==============
Maximum Offering Price per share of Class A shares ($11.03
  / .955)                                                     $     11.55
                                                              ==============
Net Asset Value, offering price and redemption price per
  share of Class C shares ($33,235,886 / 3,039,822 shares of
  beneficial interest)                                        $     10.93
                                                              ==============


STATEMENT OF OPERATIONS
For the year ended October 31, 1996

Investment Income
Interest, net of foreign taxes of $616                        $ 1,651,704
Dividends, net of foreign taxes of $4,928                         173,951
                                                              --------------
                                                                1,825,655
Expenses
Management fee (Note 2)                                           201,690
Custodian fee                                                     122,038
Service fee-Class A (Note 5)                                       25,236
Transfer agent and shareholder services (Note 2)                   66,719
Audit fee                                                          33,559
Reports to shareholders                                            18,633
Trustees' fees (Note 2)                                            18,001
Registration fees                                                  15,211
Amortization of organization costs (Note 1)                         7,503
Legal fees                                                          7,175
Miscellaneous                                                       9,958
                                                              --------------
                                                                  525,723
Expenses borne by the Distributor (Note 3)                       (197,940)
                                                              --------------
                                                                  327,783
                                                              --------------
Net investment income                                           1,497,872
                                                              --------------
Realized and Unrealized Gain on Investments,
  Foreign Currency and Forward Contracts
Net realized gain on investments (Notes 1 and 4)                1,696,404
Net realized gain on forward contracts and foreign currency
  (Note 1)                                                         14,439
                                                              --------------
 Total net realized gain                                        1,710,843
                                                              --------------
Net unrealized appreciation of investments                         46,364
Net unrealized appreciation of forward contracts and
  foreign currency                                                 43,785
                                                              --------------
 Total net unrealized appreciation                                 90,149
                                                              --------------
Net gain on investments, foreign currency and forward
  contracts                                                     1,800,992
                                                              --------------
Net increase in net assets resulting from operations          $ 3,298,864
                                                              ==============

The accompanying notes are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                 Year ended October 31
                                             -----------------------------
                                                  1996           1995
 ---------------------------------------------------------  --------------
Increase (Decrease) in Net Assets
Operations:
Net investment income                         $ 1,497,872    $ 1,288,775
Net realized gain on investments, foreign
  currency and forward contracts                1,710,843        791,816
Net unrealized appreciation of investments,
  foreign currency and forward contracts           90,149      1,955,540
                                            --------------  --------------
Net increase resulting from operations          3,298,864      4,036,131
                                            --------------  --------------
Dividends from net investment income:
 Class A                                         (454,334)    (1,230,373)
 Class C                                         (970,526)       (51,204)
                                            --------------  --------------
                                               (1,424,860)    (1,281,577)
                                            --------------  --------------
Distribution from net realized gains:
 Class A                                         (651,838)            --
 Class C                                          (42,210)            --
                                            --------------  --------------
                                                 (694,048)            --
                                            --------------  --------------
Net increase from fund share transactions
  (Note 6)                                      3,537,654      1,200,860
                                            --------------  --------------
Total increase in net assets                    4,717,610      3,955,414

Net Assets
Beginning of year                              29,069,840     25,114,426
                                            --------------  --------------
End of year (including undistributed net
  investment income of $410,962 and
  $303,997, respectively)                     $33,787,450    $29,069,840
                                            ==============  ==============

*Net realized gain for Federal income tax
  purposes (Note 1)                           $ 1,717,406    $   693,902
                                            ==============  ==============

The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1996

Note 1

State Street Research Strategic Portfolios: Conservative (the "Fund") is a series of State Street Research Financial Trust (the "Trust"), which was organized as a Massachusetts business trust in November, 1986 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations in May, 1994. The Trust consists presently of four separate funds: State Street Research Strategic Portfolios: Conservative, State Street Research Government Income Fund, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive.

The investment objective of the fund is to provide, primarily, a high level of current income and, secondarily, long term growth of capital, consistent with the preservation of capital and reasonable investment risk.

The Fund is authorized to issue four classes of shares. Only Class A and Class C shares are presently available for purchase. Class B and Class D shares are not being offered at this time. Class A shares are subject to an initial sales charge of up to 4.50% and annual service fees of 0.25% of average daily net assets. Class B shares will be subject to a contingent deferred sales charge on certain redemptions made within five years of purchase and pay annual distribution and service fees of 1.00%. Class B shares automatically convert into Class A shares (which pay lower ongoing expenses) at the end of eight years after the issuance of the Class B shares. Class C shares are only offered to certain employee benefit plans and large institutions. No sales charge is imposed at the time of purchase or redemption of Class C shares. Class C shares do not pay any distribution or service fees. Class D shares are subject to a contingent deferred sales charge of 1.00% on any shares redeemed within one year of their purchase. Class D shares also pay annual distribution and service fees of 1.00%. The Fund's expenses are borne pro-rata by each class, except that each class bears expenses, and has exclusive voting rights with respect to provisions of the Plan of Distribution, related specifically to that class. The Trustees declare separate dividends on each class of shares.

The following significant accounting policies are consistently followed by the Fund in preparing its financial statements, and such policies are in conformity with generally accepted accounting principles for investment companies.

A. Investment Valuation

Values for listed equity securities reflect final sales on national securities exchanges quoted prior to the close of the New York Stock Exchange. Over-the-counter securities quoted on the National Association of Securities Dealers Automated Quotation ("NASDAQ") system are valued at closing prices supplied through such system. If not quoted on the NASDAQ system, such securities are valued at prices obtained from brokers. In the absence of recorded sales, valuations are at the mean of the closing bid and asked quotations. Fixed income securities are valued by a pricing service, which utilizes market transactions, quotations from dealers, and various relationships among securities in determining value. Short-term securities maturing within sixty days are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B. Security Transactions

Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses are reported on the basis of identified cost of securities delivered. Gains and losses that arise from changes in exchange rates are not segregated from gains and losses that arise from changes in market prices of investments.

C. Net Investment Income

Net investment income is determined daily and consists of interest and dividends accrued and discount earned, less the estimated daily expenses of the Fund. Interest income is accrued daily as earned. Dividend income is accrued on the ex-dividend date. Discount on debt obligations is amortized under the effective yield method. The Fund is charged for expenses directly attributable to it, while indirect expenses are allocated among all funds in the Trust.

D. Dividends

Dividends from net investment income are declared and paid or reinvested quarterly. Net realized capital gains, if any, are distributed annually, unless additional distributions are required for compliance with applicable tax regulations.

Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. The difference is primarily due to differing treatments for foreign currency transactions.

E. Federal Income Taxes

No provision for Federal income taxes is necessary because the Fund intends to qualify under Subchapter M of the Internal Revenue Code and its policy is to distribute all of its taxable income, including net realized capital gains, within the prescribed time periods.

F. Deferred Organization Costs

Certain costs incurred in the organization and registration of the Fund were capitalized and are being amortized under the straight-line method over a period of five years.

G. Forward Contracts and Foreign Currencies

The Fund enters into forward foreign currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain purchase and sale commitments denominated in foreign currencies. A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the origination date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. The aggregate principal amount of forward currency exchange contracts is recorded in the Fund's accounts. All commitments are marked-to-market at the applicable transaction rates resulting in unrealized gains or losses. The Fund records realized gains or losses at the time the forward contracts are extinguished by entry into a closing contract or by delivery of the currency. Neither spot transactions nor forward currency exchange contracts eliminate fluctuations in the prices of the Fund's portfolio securities or in foreign exchange rates, or prevent loss if the price of these securities should decline.

H. Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Note 2

The Trust and State Street Research & Management Company (the "Adviser"), an indirect wholly owned subsidiary of Metropolitan Life Insurance Company ("Metropolitan"), have entered into an agreement under which the Adviser earns monthly fees at an annual rate of 0.60% of the Fund's average daily net assets. In consideration of these fees, the Adviser furnishes the Fund with management, investment advisory, statistical and research facilities and services. The Adviser also pays all salaries, rent and certain other expenses of management. During the year ended October 31, 1996, the fees pursuant to such agreement amounted to $201,690.

State Street Research Shareholder Services, a division of State Street Research Investment Services, Inc., the Trust's principal underwriter (the "Distributor"), an indirect wholly owned subsidiary of Metropolitan, provides certain shareholder services to the Fund such as responding to inquiries and instructions from investors with respect to the purchase and redemption of shares of the Fund. In addition, Metropolitan receives a fee for maintenance of the accounts of certain shareholders who are participants in sponsored arrangements, employee benefit plans and similar programs or plans, through or under which shares of the Fund may be purchased. During the year ended October 31, 1996, the amount of such expenses was $37,814.

The fees of the Trustees not currently affiliated with the Adviser amounted to $18,001 during the year ended October 31, 1996.

Note 3

The Distributor and its affiliates may from time to time and in varying amounts voluntarily assume some portion of fees or expenses relating to the Fund. During the year ended October 31, 1996, the amount of such expenses assumed by the Distributor and its affiliates was $197,940.

Note 4

For the year ended October 31, 1996, purchases and sales of securities, exclusive of short-term obligations, aggregated $38,260,101 and $37,908,373 (including $19,136,638 and $17,807,946 of U.S. Government securities), respectively.

Note 5

The Trust has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the "Plan") under the Investment Company Act of 1940. Under the Plan, the Fund will pay annual service fees to the Distributor at a rate of 0.25% of average daily net assets for Class A, Class B and Class D shares. In addition, the Fund will pay annual distribution fees of 0.75% of average daily net assets for Class B and Class D shares. The Distributor uses such payments for personal service and/or the maintenance or servicing of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For the year ended October 31, 1996, fees pursuant to such plan amounted to $25,236 for Class A shares.

Note 6

The Trustees have the authority to issue an unlimited number of shares of beneficial interest, $.001 par value per share. At October 31, 1996, Metropolitan owned 50,000 Class A shares and 2,154,550 Class C shares of the Fund and the Adviser owned one Class A share of the Fund.

Share transactions were as follows:

                                                   Year ended October 31
                                  ---------------------------------------------------------
                                               1996                         1995
                                 ------------------------------- -------------------------
Class A                              Shares          Amount         Shares       Amount
-------------------------------- -------------- ---------------- -----------  -------------
Shares sold                                --     $         --          21     $      192
Issued upon reinvestment of
  distribution from net realized
  gains                                62,677          651,777         --             --
Shares repurchased                 (2,630,477)     (28,093,497)        --             --
                                 -------------- ---------------- -----------  -------------
Net increase (decrease)            (2,567,800)    $(27,441,720)         21     $      192
                                 ============== ================ ===========  =============
Class C                              Shares          Amount         Shares       Amount
-------------------------------- -------------- ---------------- -----------  -------------
Shares sold                         3,511,159     $ 37,399,443     164,827     $1,608,388
Issued upon reinvestment of:
 Dividends from net investment
  income                               21,689          229,456       3,527         35,611
 Distribution from net realized
  gains                                 4,058           42,210         --             --
Shares repurchased                   (632,775)      (6,691,735)    (43,134)      (443,331)
                                 -------------- ---------------- -----------  -------------
Net increase                        2,904,131     $ 30,979,374     125,220     $1,200,668
                                 ============== ================ ===========  =============

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

                                             Class A                                   Class C
                            -----------------------------------------  -----------------------------------------
                                                      May 16, 1994                               May 16, 1994
                             Year ended October 31  (Commencement of   Year ended October 31   (Commencement of
                           -----------------------   Operations) to   -----------------------    Operations) to
                              1996**      1995**    October 31, 1994    1996**      1995**     October 31, 1994
 ------------------------------------- -----------   ---------------------------- -----------  -----------------
Net asset value, beginning
  of year                     $ 10.56     $  9.56        $  9.55        $ 10.56     $  9.56         $ 9.55
Net investment income*           0.42        0.47           0.20           0.50        0.52           0.21
Net realized and
  unrealized gain (loss)
  on investments, foreign
  currency and forward
  contracts                      0.66        1.00          (0.09)          0.60        0.97          (0.09)
Dividends from net
  investment income             (0.36)      (0.47)         (0.10)         (0.48)      (0.49)         (0.11)
Distribution from net
  realized gains                (0.25)         --             --          (0.25)         --             --
                           ----------- -----------   ---------------------------- -----------  -----------------
Net asset value, end of
  year                        $ 11.03     $ 10.56        $  9.56        $ 10.93     $ 10.56         $ 9.56
                           =========== ===========   ============================ ===========  =================
Total return                    10.55%+     15.84%+         1.15%+++      10.82%+     16.11%+         1.25%+++
Net assets at end of year
  (000s)                      $   552     $27,637        $25,014        $33,236     $ 1,433         $  100
Ratio of expenses to
  average net assets*            1.15%       1.15%          1.15%++        0.90%       0.90%          0.90%++
Ratio of net investment
  income to average net
  assets*                        4.35%       4.74%          4.48%++        4.50%       4.91%          4.73%++
Portfolio turnover rate        126.41%     132.50%         70.35%        126.41%     132.50%         70.35%
Average commission rate@      $ .0436          --             --        $ .0436          --             --
*Reflects voluntary
 assumption of fees or
 expenses per share in
 each year (Note 3)           $  0.07     $  0.05        $  0.03        $  0.06     $  0.05         $ 0.03

++ Annualized

+ Total return figures do not reflect any front-end or contingent deferred sales charges. Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

+++Represents aggregate return for the period without annualization and does not reflect any front-end or contingent deferred sales charges.
   Total return would be lower if the Distributor and its affiliates had not voluntarily assumed a portion of the Fund's expenses.

** Per-share figures have been calculated using the average shares method.

@ For fiscal years beginning on or after November 1, 1995, the Fund is required to disclose its average commission rate per share paid for security trades.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of State Street Research
Financial Trust and the Shareholders of
State Street Research Strategic Portfolios: Conservative

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of State Street Research Strategic Portfolios: Conservative (a series of State Street Research Financial Trust, hereafter referred to as the "Trust") at October 31, 1996, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
December 11, 1996

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

As of October 31, 1996, State Street Research Strategic Portfolios: Conservative held 61% of its assets in fixed-income securities, 29% in equities and 10% in cash. For the 12 months ended October 31, 1996, Class A shares of the Fund provided a total return of +10.55% (does not reflect sales charge).

Bonds

The Fund's fixed-income component had mixed performance. The largest position was in high-grade bonds, which delivered relatively flat performance. International bonds performed well, but weren't heavily weighted in the portfolio.

Stocks

Healthy stock returns also helped the portfolio's performance. Large-cap and value stocks dominated the Fund's equity holdings. Large-cap growth stocks performed strongly, value stocks less so. International equities demonstrated positive performance as well.

All returns represent past performance, which is no guarantee of future results. The investment return and principal value of an investment made in the Fund will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All returns assume reinvestment of capital gain distributions and income dividends. "A" share returns reflect the maximum 4.5% front-end sales charge. "C" shares, offered without a sales charge, are available only to certain employee benefit plans and large institutions. The Standard & Poor's 500 Composite Index (S&P 500) includes 500 widely traded common stocks and is a commonly used measure of U.S. stock market performance. The Lehman Brothers Government/Corporate Bond Index is a commonly used index of bond market performance. The indices are unmanaged and do not take sales charges into consideration. Direct investment in the indices is not possible; results are for illustrative purposes only. Performance results for the Fund are increased by the voluntary reduction of Fund fees and expenses. In the box in the chart at the right, the first figure reflects expense reduction; the second shows what results would have been without subsidization.

                     Change In Value Of $10,000 Based On
                     The S&P 500 And The Lehman Brothers
                   Government/Corporate Bond Index Compared
                    To Change In Value Of $10,000 Invested
                    In Strategic Portfolios: Conservative

Class A Shares

      Average Annual Total Return
     1 Year              Life of Fund
+5.58%/+5.18%            +9.01%/+8.47%

[line chart]

               Strategic Portfolios:                   LB Gov't/Corp
               Conservative             S&P 500        Bond Index

5/16/94         9550                    10000          10000
10/31/94        9660                    10549          10006
10/31/95       11190                    13334          11622
10/31/96       12371                    16546          12250

Class C Shares

       Average Annual Total Return
     1 Year               Life of Fund
+10.82%/+10.40%          +11.32%/+10.79%

[line chart]

               Strategic Portfolios:                   LB Gov't/Corp
               Conservative             S&P 500        Bond Index

5/16/94        10000                    10000          10000
10/31/94       10006                    10549          10125
10/31/95       11622                    13334          11755
10/31/96       12250                    16546          13027

REPORT ON SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of State Street Research Strategic
Portfolios: Conservative ("Fund"), along with shareholders of other series of State Street Research Financial Trust ("Meeting"), was convened on February 14, 1996, and continued thereafter. The results of the Meeting are set forth below.

                                                       Votes (millions of
                                                            shares)
                                                       ------------------
                                                        For    Withheld
                                                       ------ -----------
1. The following persons were elected as Trustees:
   Edward M. Lamont                                    43.4       3.0
   Robert A. Lawrence                                  43.4       3.0
   Dean O. Morton                                      43.4       3.0
   Thomas L. Phillips                                  43.4       3.0
   Toby Rosenblatt                                     43.4       3.0
   Michael S. Scott Morton                             43.8       2.6
   Ralph F. Verni                                      43.8       2.7
   Jeptha H. Wade                                      43.8       2.6

                                                                           Votes (millions of shares)
                                                                           ----------------------------
                                                                            For    Against    Abstain
                                                                           ------  -------------------
2. The Fund's fundamental policy on diversification of investments was
   not amended                                                              1.3      1.1        0.2
3. The Master Trust Agreement was amended to permit the Trustees to reorganize, merge or liquidate a fund without prior shareholder
   approval                                                                33.1      7.3        4.2
4. The Master Trust Agreement was amended to eliminate specified time
   permitted between the record date and any shareholders meeting          34.4      5.7        4.4

                    METLIFE - STATE STREET FINANCIAL TRUST

                                    PART C
                               OTHER INFORMATION

Item 24:  Financial Statements and Exhibits

      (a)   Financial Statements

            (1) Financial Statements included in PART A (Prospectus) of this Registration Statement:



                  Financial Highlights for State Street Research Government Income Fund for the period March 23, 1987 (commencement of operations) through October 31, 1996.

                  Financial Highlights for State Street Research Strategic
                  Portfolios: Moderate for the period September 28, 1993 (commencement of operations) through October 31, 1996.

                  Financial Highlights for State Street Research Strategic
                  Portfolios: Conservative and State Street Research Strategic
                  Portfolios: Aggressive for the period May 16, 1994 (commencement of operations) through October 31, 1996.



            (2) Financial Statements included in PART B (Statement of Additional Information) of this Registration Statement:


                  For State Street Research Government Income Fund, State Street Research Strategic Portfolios: Conservative, State Street Research Strategic Aggressive and State Street
                  Research Strategic Portfolios: Moderate for the fiscal year ended October 31, 1996 (except as provided below):

                        Investment Portfolio
                        Statement of Assets and Liabilities
                        Statement of Operations
                        Statement of Changes in Net Assets (fiscal years
                           ended October 31, 1996 and 1995
                        Notes to Financial Statements (including financial
                           highlights)
                        Report of Independent Accountants
                        Management's Discussion of Fund Performance
                        Report of Special Meeting of Shareholders

      (b)   Exhibits


      (1)(a)     First Amended and Restated Master Trust Agreement and
                 Amendment No. 1 and Amendment No. 2 to First Amended and Restated Master Trust Agreement (15)
      (1)(b)     Amendment No. 3 to First Amended and Restated Master Trust
                 Agreement
      (2)(a)     By-Laws of the Registrant(1)
      (2)(b)     Amendment No. 1 to By-Laws effective September 30, 1992(8)
      (3)        Not applicable
      (4)        Specimen Share Certificate -- Government Income Fund(2)**
      (5)(a) Advisory Agreement with MetLife - State Street Investment Services, Inc.(2)*
      (5)(c) Transfer and Assumption of Responsibilities and Rights relating to the Advisory Agreement between State Street Financial Services, Inc. and State Street Research &
                 Management Company(8)*
      (5)(d) Letter Agreement with respect to the Advisory Agreement relating to MetLife - State Street Research Balanced Fund(11)**

      (5)(d)(i) Letter Agreement with respect to the Advisory Agreement relating to State Street Research Strategic Portfolios:
                 Conservative and State Street Research Strategic Portfolios:
                 Aggressive(13)
      (6)(a) First Amended and Restate Distribution Agreement with State Street Research Investment Services, Inc.
      (6)(b)     Form of Selected Dealer Agreement(15)
      (6)(c)     Form of Bank and Bank-Affiliated Broker-Dealer Agreement(13)
      (6)(d)     Form of Revised Supplement No. 1 to Selected Dealer Agreement
      (7)        Not applicable
      (8)(a)     Custodian Contract with State Street Bank and Trust Company(2)
      (8)(a)(i) Letter Agreement with respect to Custodian Contract relating to MetLife - State Street Research Balanced Fund(11)**
      (8)(a)(ii) Letter Agreement with respect to the Custodian Contract relating to State Street Research Strategic Portfolios:
                 Conservative and State Street Research Strategic Portfolios:
                 Aggressive(13)
      (8)(e) Amendment to the Custodian Contract with State Street Bank and Trust Company(5)
      (9)        Not applicable
      (10)       Opinion and consent of Goodwin, Procter & Hoar(12)
      (11)       Consent of Price Waterhouse
      (12)       Not applicable
      (13)(a)    Purchase Agreement and Investment Letter(1)
      (13)(b)    Purchase Agreement and Investment Letter(2)
      (13)(c) Subscription and Investment Letter -- MetLife - State Street Research Balanced Fund(11)**
      (13)(c)(i) Subscription and Investment Letters -- Street Research
                 Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive(13)
      (14)(a) State Street Research IRA: Disclosure Statement, Forms Booklet and Transfer of Assets/Direct Rollover Form(15)
      (14)(b) State Street Research 403(b): Brochure, Maximum Salary Reduction Worksheet, Account Application, Salary Reduction Agreement and Transfer of 403(b) Assets Form
      (15)(a)    Amended and Restated Plan of Distribution Pursuant to Rule
                 12b-1(10)
      (15)(a)(i) Letter Agreement with respect to Amended and Restated Plan of
                 Distribution Pursuant to Rule 12b-1 relating to MetLife -
                 State Street Research Balanced Fund(11)**

      (15)(a)(ii)Letter Agreement with respect to Amended and Restated Plan of
                 Distribution Pursuant to Rule 12b-1 relating to State Street Research Strategic Portfolios: Conservative and State Street Research Strategic Portfolios: Aggressive(13)
      (16)(a) Calculation of Performance Data relating to State Street Research Government Income Fund(5)**
      (16)(b) Calculation of Distribution Rate relating to State Street Research Government Income Fund(6)**
      (16)(c) Calculation of Performance Data relating to State Street Research Strategic Portfolios: Conservative, State Street Research Strategic Portfolios: Moderate and State Street Research Strategic Portfolios: Aggressive(14)
      (17) First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-2
      (18)       Powers of Attorney(15)
      (19)       Certificate of Board Resolution Respecting Powers of
                 Attorney(15)
      (20)       Application Forms
      (27)       Financial Data Schedules


---------------

* MetLife - State Street Investment Services, Inc. changed its name to State Street Financial Services, Inc. effective as of June 18, 1992, and subsequently changed its name to State Street Research Investment Services, Inc. effective October 28, 1992. Documents in this listing of Exhibits which were effective prior to the most recent name change accordingly refer to MetLife - State Street Investment Services, Inc. or State Street Financial Services, Inc.


** The Series of the Registrant have changed their names at various times. Documents in this listing of Exhibits which were immediately effective prior to the most recent name change accordingly refer to a prior name of a securities.
                                     C-4

Filed as part of the Registration Statement as noted below and incorporated herein by reference:

Footnote            Securities Act of 1933
Reference           Registration/Amendment              Date Filed


    1             Initial Registration                November 21, 1986
    2             Pre-Effective Amendment No. 1       February 13, 1987
    3             Post-Effective Amendment No. 1      August 27, 1987
    4             Post-Effective Amendment No. 2      June 3, 1988
    5             Post-Effective Amendment No. 3      February 22, 1989
    6             Post-Effective Amendment No. 4      February 28, 1990
    7             Post-Effective Amendment No. 5      February 26, 1991
    8             Post-Effective Amendment No. 7      February 26, 1993
    9             Post-Effective Amendment No. 8      April 2, 1993
   10             Post-Effective Amendment No. 9      July 8, 1993
   11             Post-Effective Amendment No. 10     February 9, 1994
   12             Post-Effective Amendment No. 11     February 18, 1994
   13             Post-Effective Amendment No. 13     November 30, 1994
   14             Post-Effective Amendment No. 14     January 31, 1995
   15             Post-Effective Amendment No. 15     December 28, 1995


Item 25.  Persons Controlled by or under Common Control with Registrant

      Not applicable.

Item 26.  Number of Holders of Securities


      As of January 31, 1997 the numbers of record holders of shares of the Registrant's Fund was as follows:


                       (1)                                       (2)
                                                              Number of
                 Title of Class                            Record Holders
--------------------------------------------------------------------------------

      Shares of Beneficial Interest

      State Street Research Government Income Fund


            Class A                                      11,175
            Class B                                       2,349
            Class C                                          25
            Class D                                         178

State Street Research Strategic Portfolios:  Moderate


            Class A                                                   0
            Class B                                                   0
            Class C                                                  11
            Class D                                                   0


State Street Research Strategic Portfolios:  Conservative


            Class A                                                   5
            Class B                                                   0
            Class C                                                   6
            Class D                                                   0


State Street Research Strategic Portfolios:  Aggressive


            Class A                                                   9
            Class B                                                   0
            Class C                                                   6
            Class D                                                   0


Item 27.  Indemnification

      Under Article VI of the Registrant's Master Trust Agreement each of its Trustees and officers or persons serving in such capacity with another entity at the request of the Registrant ("Covered Person") shall be indemnified against all liabilities, including, but not limited to, amounts paid in satisfaction of judgments, in compromises or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person, in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office (such conduct referred to hereafter as "Disabling Conduct"). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before which the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the 1940 Act nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

      Under the Distribution Agreement between the Registrant and State Street Research Investment Services, Inc., the Registrant's distributor, the Registrant has agreed to indemnify and hold harmless State Street Research Investment Services, Inc. and each person who has been, is, or may hereafter be an officer, director, employee or agent of State Street Research Investment Services, Inc. against any loss, damage or expense reasonably incurred by any of them in connection with any claim or in connection with any action, suit or proceeding to which any of them may be a party, which arises out of or is alleged to arise out of or is based upon a violation of any of its covenants herein contained or any untrue or alleged untrue statement of material fact, or the omission or alleged omission to state a material fact necessary to make the statements made not misleading, in a Registration Statement or Prospectus of the Registrant, or any amendment or supplement thereto, unless such statement or omission was made in reliance upon written information furnished by State Street Research Investment Services, Inc.

      Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers, underwriters and controlling persons of the Registrant, pursuant to Article VI of the Registrant's Master Trust Agreement, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser

    Describe any other business, profession, vocation or employment of a substantial nature in which each investment adviser of the Registrant, and each director, officer or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee.


                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------

State Street Research &      Investment Adviser                    Various investment advisory                      Boston, MA
 Management Company                                                clients


Arpiarian, Tanya             None
    Vice President


Bangs, Linda L.              None
    Vice President

Barton, Michael E.           None
    Vice President


Bennett, Peter C.            Vice President                        State Street Research Capital Trust              Boston, MA
    Director and             Vice President                        State Street Research Exchange Trust             Boston, MA
    Executive Vice           Vice President                        State Street Research Financial Trust            Boston, MA
    President                Vice President                        State Street Research Growth Trust               Boston, MA
                             Vice President                        State Street Research Master Investment Trust    Boston, MA
                             Vice President                        State Street Research Equity Trust               Boston, MA
                             Director                              State Street Research Investment Services, Inc   Boston, MA
                             Director                              Boston Private Bank & Trust Co.                  Boston, MA
                             President and Director                Christian Camps & Conferences, Inc.              Boston, MA
                             Chairman and Trustee                  Gordon College                                   Wenham, MA

Bochman, Kathleen            None
    Vice President

Bray, Michael J.             Employee                              Merrill Lynch & Co.                              Boston, MA
    Vice President


Brown, Susan H.              None
    Vice President


Buffum, Andrea              Project Manager                       BankBoston                                       Boston, MA
                             (until 12/96)
                             Managing Director                     State Street Global Advisors                     Boston, MA
                             (until 12/95)

Burbank, John F.             None
    Senior Vice President
    (Vice President
     until 7/96)

Cabrera, Jesus A.            Vice President                        First Chicago Investment Management Co.          Chicago, IL
    Vice President           (until 5/96)
                             Vice President                        State Street Research Capital Trust              Boston, MA

Canavan, Joseph W.           Assistant Treasurer                   State Street Research Equity Trust               Boston, MA
    Vice President           Assistant Treasurer                   State Street Research Financial Trust            Boston, MA
                             Assistant Treasurer                   State Street Research Income Trust               Boston, MA
                             Assistant Treasurer                   State Street Research Money Market Trust         Boston, MA
                             Assistant Treasurer                   State Street Research Tax-Exempt Trust           Boston, MA
                             Assistant Treasurer                   State Street Research Capital Trust              Boston, MA
                             Assistant Treasurer                   State Street Research Exchange Trust             Boston, MA
                             Assistant Treasurer                   State Street Research Growth Trust               Boston, MA
                             Assistant Treasurer                   State Street Research Master Investment Trust    Boston, MA
                             Assistant Treasurer                   State Street Research Securities Trust           Boston, MA
                             Assistant Controller                  State Street Research Portfolios, Inc.           New York, NY



                                      C-8



                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------

Carmen, Michael              Portfolio Manager                     Montgomery Asset Management              San Francisco, CA
    Vice President           (until 11/96)
                             Vice President                        State Street Research &                  Boston, MA
                             (until 4/96)                          Management Company
                             Vice President                        State Street Research Capital Trust      Boston, MA


Carstens, Linda C.           None
    Vice President


Clifford, Jr., Paul J.       Vice President                        State Street Research Tax-Exempt Trust           Boston, MA
    Vice President

D'Vari, Ronald               None
    Vice President

DeVeuve, Donald              None
    Vice President

DiFazio, Susan M.W.          Senior Vice President                 State Street Research Investment Services, Inc.  Boston, MA
    Vice President


Dillman, Thomas J.           Director of Research                  Bank of New York                                 New York, NY
    Senior Vice President    (until 6/95)


Drake, Susan W.              Vice President                        State Street Research Tax-Exempt Trust           Boston, MA
    Vice President           (until 2/96)

Duggan, Peter J.             None
    Senior Vice President

Evans, Gordon                Senior Vice President                 State Street Research Investment Services, Inc.  Boston, MA
    Vice President           (Vice President until 3/96)

Even, Karen K.               None
    Vice President


Federoff, Alex G.            None
    Vice President


Feliciano, Rosalina          None
    Vice President

Gardner, Michael D.          Partner                               Prism Group                                      Seattle, WA
    Senior Vice President
    (Vice President until
    6/95)

Geer, Bartlett R.            Vice President                        State Street Research Equity Trust               Boston, MA
    Senior Vice President    Vice President                        State Street Research Income Trust               Boston, MA
                             Vice President                        State Street Research Securities Trust           Boston, MA

Govoni, Electra              None
    Vice President


                                      C-9

                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------

Granger, Allison             None
    Vice President

Hamilton, Jr., William A.    Treasurer and Director                Ellis Memorial and Eldredge House                Boston, MA
    Senior Vice President    Treasurer and Director                Nautical and Aviation Publishing Company, Inc.   Baltimore, MD
                             Treasurer and Director                North Conway Institute                           Boston, MA

Hanson, Phyllis              None
    Vice President

Haverty, Jr., Lawrence J.    None
    Senior Vice President


Heineke, George R.           None
    Vice President


Jackson, Jr.,                                                      Certain trusts of related and
  F. Gardner                                                       non-related individuals
    Senior Vice President    Trustee and Chairman of the Board     Vincent Memorial Hospital                        Boston, MA

Jamieson, Frederick H.       Vice President and Asst. Treasurer    State Street Research Investment Services, Inc.  Boston, MA
    Senior Vice President    Vice President and Asst. Treasurer    SSRM Holdings, Inc.                              Boston, MA
    (Vice President          Vice President and Controller         MetLife Securities, Inc.                         New York, NY
    until 6/95)              Assistant Treasurer                   State Street Research Energy, Inc.               Boston, MA

Kallis, John H.              Vice President                        State Street Research Financial Trust           Boston, MA
    Senior Vice President    Vice President                        State Street Research Income Trust              Boston, MA
                             Vice President                        State Street Research Tax-Exempt Trust          Boston, MA
                             Vice President                        State Street Research Securities Trust          Boston, MA
                             Trustee                               705 Realty Trust                                Washington, D.C.
                             Director and President                K&G Enterprises                                 Washington, D.C.



Kasper, M. Katherine         None
    Vice President


                                      C-10



                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------


Kluiber, Rudolph K.          Vice President                        State Street Research Capital Trust             Boston, MA
    Vice President


Kobrick, Frederick R.        Vice President                        State Street Research Equity Trust              Boston, MA
    Senior Vice              Vice President                        State Street Research Capital Trust             Boston, MA
    President                Vice President                        State Street Research Growth Trust              Boston, MA
                             Member                                Harvard Business School Association             Cambridge, MA
                             Member                                National Alumni Council, Boston University      Boston, MA


Langholm, Knut               None
    Vice President


Leary, Eileen M.             None
    Vice President


McNamara, III, Francis J.    Senior Vice President, Clerk          State Street Research Investment Services, Inc. Boston, MA
    Executive Vice           and General Counsel
    President, Secretary     Secretary and General Counsel         State Street Research Master Investment Trust   Boston, MA
    and General Counsel      Secretary and General Counsel         State Street Research Capital Trust             Boston, MA
    (Senior Vice President   Secretary and General Counsel         State Street Research Exchange Trust            Boston, MA
    until 7/96)              Secretary and General Counsel         State Street Research Growth Trust              Boston, MA
                             Secretary and General Counsel         State Street Research Securities Trust          Boston, MA
                             Secretary and General Counsel         State Street Research Equity Trust              Boston, MA
                             Secretary and General Counsel         State Street Research Financial Trust           Boston, MA
                             Secretary and General Counsel         State Street Research Income Trust              Boston, MA
                             Secretary and General Counsel         State Street Research Money Market Trust        Boston, MA
                             Secretary and General Counsel         State Street Research Tax-Exempt Trust          Boston, MA
                             Secretary and General Counsel         SSRM Holdings, Inc.                             Boston, MA
                             Clerk and Director                    State Street Research Energy, Inc.              Boston, MA
                             Senior Vice President, General        The Boston Company, Inc.                        Boston, MA
                             Counsel and Assistant Secretary
                             (until 5/95)
                             Senior Vice President, General        Boston Safe Deposit and Trust Company           Boston, MA
                             Counsel and Asistant Secretary
                             (until 5/95)
                             Senior Vice President, General        The Boston Company Advisors, Inc.               Boston, MA
                             Counsel and Assistant Secretary
                             (until 5/95)


                                      C-11



                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------


Maus, Gerard P.              Treasurer                             State Street Research Equity Trust              Boston, MA
    Director, Executive      Treasurer                             State Street Research Financial Trust           Boston, MA
    Vice President           Treasurer                             State Street Research Income Trust              Boston, MA
    and Treasurer            Treasurer                             State Street Research Money Market Trust        Boston, MA
                             Treasurer                             State Street Research Tax-Exempt Trust          Boston, MA
                             Treasurer                             State Street Research Capital Trust             Boston, MA
                             Treasurer                             State Street Research Exchange Trust            Boston, MA
                             Treasurer                             State Street Research Growth Trust              Boston, MA
                             Treasurer                             State Street Research Master Investment Trust   Boston, MA
                             Treasurer                             State Street Research Securities Trust          Boston, MA
                             Director, Executive Vice President,   State Street Research Investment Services, Inc. Boston, MA
                             Treasurer and Chief Financial Officer
                             Director and Treasurer                State Street Research Energy, Inc.              Boston, MA
                             Director                              Metric Holdings, Inc.                           San Francisco, CA
                             Director                              Certain wholly-owned subsidiaries
                                                                   of Metric Holdings, Inc.
                             Director (until 11/94)                GFM International Investors, Ltd.               London, England
                             Treasurer and Chief Financial         SSRM Holdings, Inc.                             Boston, MA
                             Officer
                             Treasurer                             MetLife Securities, Inc.                        New York, NY


Milder, Judith J.            None
    Senior Vice President
    (Vice President until 6/95)


Miller, Joan D.              Senior Vice President                 State Street Research Investment Services, Inc. Boston, MA
    Senior Vice President
    (Vice President until 7/96)

Moore, Jr., Thomas P.
    Senior Vice              Vice President                        State Street Research Capital Trust             Boston, MA
    President                (until 11/96)
                             Vice President                        State Street Research Exchange Trust            Boston, MA
                             Vice President                        State Street Research Growth Trust              Boston, MA
                             Vice President                        State Street Research Master Investment Trust   Boston, MA
                             Vice President                        State Street Research Equity Trust              Boston, MA
                             Vice President                        State Street Research Energy, Inc.              Boston, MA
                             Director                              Hibernia Savings Bank                           Quincy, MA
                             Governor on the Board of Govenors     Association for Investment Management           Charlottesville,
                                                                   and Research                                    VA

Mulligan, JoAnne C.          Vice President                        State Street Research Money Market Trust        Boston, MA
    Senior Vice President
    (Vice President until 7/96)



Orr, Stephen C.              Member                                Technology Analysts of Boston                   Boston, MA
    Vice President           Member                                Electro-Science Analysts (of NYC)               New York, NY


                                      C-12



                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------


Paddon, Steven W.            Employee                              Metropolitan Life Insurance Company             New York, NY
    Vice President           (until 10/96)


Pannell, James C.            None
    Vice President


Peters, Kim M.               Vice President                        State Street Research Securities Trust          Boston, MA
    Senior Vice President

Ragsdale, Easton             Senior Vice President                 Kidder, Peabody, & Co. Incorporated             New York, NY
    Senior Vice President    (until 12/94)
    (Vice President
    until 7/96)

Rawlins, Jeffrey A.          None
    Senior Vice President
    (Vice President
    until 7/96)


Rice III, Daniel Joseph      Vice President                        State Street Research Equity Trust              Boston, MA
    Senior Vice President

Richards, Scott              None
    Vice President

Romich, Douglas A.           Assistant Treasurer                   State Street Research Equity Trust              Boston, MA
    Vice President           Assistant Treasurer                   State Street Research Financial Trust           Boston, MA
                             Assistant Treasurer                   State Street Research Income Trust              Boston, MA
                             Assistant Treasurer                   State Street Research Money Market Trust        Boston, MA
                             Assistant Treasurer                   State Street Research Tax-Exempt Trust          Boston, MA
                             Assistant Treasurer                   State Street Research Capital Trust             Boston, MA
                             Assistant Treasurer                   State Street Research Exchange Trust
                             Assistant Treasurer                   State Street Research Growth Trust              Boston, MA
                             Assistant Treasurer                   State Street Research Master Investment Trust   Boston, MA
                             Assistant Treasurer                   State Street Research Securities Trust          Boston, MA
                             Assistant Controller                  State Street Research Portfolios, Inc.          New York, NY


Saperstone, Paul             None
    Vice President




                                      C-13


                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------


Schrage, Michael             None
    Vice President



Schultz, David C.            Director and Treasurer                Mafraq Hospital Association                     Mafraq, Jordan
    Executive Vice President Member                                Association of Investment
                                                                   Management Sales Executives                     Atlanta, GA
                             Member, Investment Committee          Lexington Christian Academy                     Lexington, MA

Shaver, Jr. C. Troy          President and Chief                   State Street Research Investment Services, Inc. Boston, MA
    Executive Vice           Executive Officer
    President                President and Chief                   John Hancock Funds, Inc.                        Boston, MA
                             Executive Officer
                             (until 1/96)


Shean, William G.            None
    Vice President


Shively, Thomas A.           Vice President                        State Street Research Financial Trust           Boston, MA
    Director and             Vice President                        State Street Research Money Market Trust        Boston, MA
    Executive Vice           Vice President                        State Street Research Tax-Exempt Trust          Boston, MA
    President                Director                              State Street Research Investment Services, Inc  Boston, MA
                             Vice President                        State Street Research Securities Trust          Boston, MA

Shoemaker, Richard D.        None
    Senior Vice President

Strelow, Dan R.              None
    Senior Vice President






                                      C-14

                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------


Swanson, Amy McDermott       None
    Senior Vice President

Trebino, Anne M.             Vice President                        SSRM Holdings, Inc.                             Boston, MA
    Senior Vice President

Verni, Ralph F.              Chairman, President, Chief            State Street Research Capital Trust             Boston, MA
    Chairman, President,     Executive Officer and Trustee
    Chief Executive          Chairman, President, Chief            State Street Research Exchange Trust            Boston, MA
    Officer and              Executive Officer and Trustee
    Director                 Chairman, President, Chief            State Street Research Growth Trust              Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief            State Street Research Master Investment Trust   Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief            State Street Research Securities Trust          Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief            State Street Research Equity Trust              Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief            State Street Research Financial Trust           Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief            State Street Research Income Trust              Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief            State Street Research Money Market Trust        Boston, MA
                             Executive Officer and Trustee
                             Chairman, President, Chief            State Street Research Tax-Exempt Trust          Boston, MA
                             Executive Officer and Trustee
                             Chairman and Director                 State Street Research Investment Services, Inc. Boston, MA
                             (President and Chief Executive
                             Officer until 2/96)
                             President and Director                State Street Research Energy, Inc.              Boston, MA
                             Chairman and Director                 Metric Holdings, Inc.                           San Francisco, CA
                             Director and Officer                  Certain wholly-owned subsidiaries
                                                                   of Metric Holdings, Inc.
                             Director                              MetLife Securities, Inc.                        New York, NY
                             Chairman and Director (until 11/94)   GFM International Investors, Ltd.               London, England
                             President, Chief Executive            SSRM Holdings, Inc.                             Boston, MA
                             Officer and Director
                             Director                              CML Group, Inc.                                 Boston, MA
                             Director                              Colgate University                              Hamilton, NY




                                      C-15



                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------


Wade, Dudley                 Vice President                        State Street Research Growth Trust              Boston, MA
  Freeman                    Vice President                        State Street Research Master Investment Trust   Boston, MA
    Senior Vice
    President

Wallace, Julie K.            None
    Vice President


Ward, Geoffrey               None
    Senior Vice President

Weiss, James M.              Vice President                        State Street Research Capital Trust             Boston, MA
    Senior Vice President    Vice President                        State Street Research Equity Trust              Boston, MA
                             Vice President                        State Street Research Master Investment Trust   Boston, MA
                             Chief Investment Officer              IDS Equity Advisors                             Minneapolis, MN
                             (until 12/95)

Westvold,                    Vice President                        State Street Research Securities Trust          Boston, MA
  Elizabeth McCombs
    Senior Vice President
    (Vice President
    until 7/96)

Wilson, John T.              Vice President                        State Street Research Equity Trust              Boston, MA
    Vice President           Vice President                        State Street Research Master Investment Trust   Boston, MA
                             Vice President                        Phoenix Investment Counsel, Inc.                Hartford, CT
                             (until 6/96)


Wing, Darman A.              Senior Vice President and             State Street Research Investment Services, Inc. Boston, MA
    Vice President,          Asst. Clerk (Vice President
    Assistant Secretary      until 6/95)
    and Assistant            Assistant Secretary                   State Street Research Capital Trust             Boston, MA
    General Counsel          Assistant Secretary                   State Street Research Exchange Trust            Boston, MA
                             Assistant Secretary                   State Street Research Growth Trust              Boston, MA
                             Assistant Secretary                   State Street Research Master Investment Trust   Boston, MA
                             Assistant Secretary                   State Street Research Securities Trust          Boston, MA
                             Assistant Secretary                   State Street Research Equity Trust              Boston, MA
                             Assistant Secretary                   State Street Research Financial Trust           Boston, MA
                             Assistant Secretary                   State Street Research Income Trust              Boston, MA
                             Assistant Secretary                   State Street Research Money Market Trust        Boston, MA
                             Assistant Secretary                   State Street Research Tax-Exempt Trust          Boston, MA
                             Assistant Secretary                   SSRM Holdings, Inc.                             Boston, MA


Woodbury, Robert S.          Employee                              Metropolitan Life Insurance Company             New York, NY
    Vice President


Woodworth, Jr., Kennard      Vice President                        State Street Research Exchange Trust            Boston, MA
    Senior Vice              Vice President                        State Street Research Growth Trust              Boston, MA
    President                (until 2/96)



                                      C-16




                                                                                                            Principal business
Name                         Connection                            Organization                             address of organization
----                         ----------                            ------------                             -----------------------

Wu, Norman N.                Partner                               Atlantic-Acton Realty                           Framingham, MA
    Senior Vice President    Director                              Bond Analysts Society of Boston                 Boston, MA



Item 29.  Principal Underwriters


      (a) State Street Research Investment Services, Inc. serves as principal underwriter for State Street Research Equity Trust, State Street Research Financial Trust, State Street Research Income Trust, State Street Research Money Market Trust, State Street Research Tax-Exempt Trust, State Street Research Capital Trust, State Street Research Growth Trust, State Street Research Master Investment Trust, State Street Research Securities Trust and State Street Research Portfolios, Inc.


      (b) Directors and Officers of State Street Research Investment Services, Inc. are as follows:

     (1)                                 (2)                     (3)
                                      Positions               Positions
Name and Principal                   and Offices             and Offices
 Business Address                 with Underwriter         with Registrant


Ralph F. Verni                     Chairman of the          Chairman of
One Financial Center               Board and Director       the Board,
Boston, MA 02111                                            President,
                                                            Chief Executive
                                                            Officer and
                                                            Trustee


Peter C. Bennett                   Director                 Vice President
One Financial Center
Boston, MA  02111

Gerard P. Maus                     Executive Vice           Treasurer
One Financial Center               President, Treasurer,
Boston, MA  02111                  Chief Financial
                                   Officer and Director

Thomas A. Shively                  Director                 None
One Financial Center
Boston, MA  02111

C. Troy Shaver, Jr.                President and            None
One Financial Center               Chief Executive
Boston, MA 02111                   Officer

George B. Trotta                   Executive                None
One Madison Avenue                 Vice President
New York, NY 10010

Dennis C. Barghann                 Senior Vice President    None
One Madison Avenue
New York, NY 10010

Peter Borghi                       Senior Vice President    None
One Financial Center
Boston, MA 02111

Paul V. Daly                       Senior Vice President    None
One Financial Center
Boston, MA 02111

Susan M.W. DiFazio                 Senior Vice President    None
One Financial Center
Boston, MA 02111


Gordon Evans                       Senior Vice President    None
One Financial Center
Boston, MA 02111


Robert Hauesler                    Senior Vice President    None
One Madison Avenue
New York, NY 10010

Gregory R. McMahan                 Senior Vice President    None
One Financial Center
Boston, MA 02111

Francis J. McNamara, III           Senior Vice              Secretary
One Financial Center               President and
Boston, MA 02111                   Clerk

Joan D. Miller                     Senior Vice President    None
One Financial Center
Boston, MA 02111

Richard P. Samartin                Senior Vice President    None
One Financial Center
Boston, MA 02111

Darman A. Wing                     Senior Vice              Assistant
One Financial Center               President and            Secretary
Boston, MA 02111                   Assistant Clerk

Linda Grasso                       Vice President           None
One Financial Center
Boston, MA  02111


Robert M. Gunville                 Vice President           None
One Financial Center
Boston, MA 02111


Frederick H. Jamieson              Vice President and       None
One Financial Center               Assistant Treasurer
Boston, MA 02111


Amy L. Simmons                     Vice President           Assistant
One Financial Center                                        Secretary
Boston, MA 02111

Item 30.  Location of Accounts and Records

Gerard P. Maus
State Street Research & Management Company
One Financial Center
Boston, MA 02111

Item 31.  Management Services

      Inapplicable.

Item 32.  Undertakings

      (a)   Inapplicable.

      (b)   Deleted.

      (c) The Registrant undertakes to hold a special meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per centum of the outstanding shares of the Trust and, in connection with such meeting, to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

      (d) The Registrant has elected to include the information required by Item 5A of Form N-1A in its annual report to shareholders. The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the applicable fund's latest annual report to shareholders upon request and without charge.

                                    NOTICE

      A copy of the Master Trust Agreement of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the obligations of the Registrant hereunder, and the authorization, execution and delivery of this Registration Statement and Amendment, shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant as individuals or personally, but shall bind only the property of the series of the Registrant, as provided in the Master Trust Agreement. Each series of the Registrant shall be solely and exclusively responsible for all of its direct or indirect debts, liabilities, and obligations, and no other series shall be responsible for the same.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 16 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 26th day of February, 1997.

                      STATE STREET RESEARCH FINANCIAL TRUST


                             By: ____________________________*________________
                                 Ralph F. Verni
                                 Chief Executive Officer and President

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed on the above date by the following persons in the capacities indicated:

                   * Trustee, Chairman of the Board ---------------------------------- and Chief Executive Officer
Ralph F. Verni                      (principal executive officer)

                   * Treasurer (principal financial ---------------------------------- and accounting officer)
Gerard P. Maus

                   *
----------------------------------  Trustee
Edward M. Lamont

                   *                Trustee
----------------------------------
Robert A. Lawrence

                   *                Trustee
----------------------------------
Dean O. Morton

                   *                Trustee
----------------------------------
Thomas L. Phillips

                   *
----------------------------------  Trustee
Toby Rosenblatt

                   *                Trustee
----------------------------------
Michael S. Scott Morton

                   *                Trustee
----------------------------------
Jeptha H. Wade


*By: /s/ Francis J. McNamara, III
     ----------------------------
         Francis J. McNamara, III,
         Attorney-in-Fact under Powers of
         Attorney dated December 27, 1995,
         incorporated by reference from
         Post-Effective Amendment No. 15.



                                    1933 Act Registration No. 33-10327
                                            1940 Act File No. 811-4911
======================================================================

                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                         ____________________

                               FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933              [ ]

                      Pre-Effective Amendment No. ____                     [ ]


                     Post-Effective Amendment No. 16                       [X]


                                and/or

  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940          [ ]


                           Amendment No. 17                                [X]

                         ____________________

                      STATE STREET RESEARCH FINANCIAL TRUST
    (Exact Name of Registrant as Specified in Declaration of Trust)

                         ____________________

                               EXHIBITS

                           INDEX TO EXHIBITS


(1)(b)      Amendment No. 3 to the First Amended and Restated Master Trust
            Agreement

(6)(a) First Amended and Restated Distribution Agreement with State Street Research Investment Services, Inc.

(6)(d)      Form of Revised Supplement No. 1 to Selected Dealer Agreement



(11)        Consent of Price Waterhouse

(14)(b) State Street Research 403(b): Brochure, Maximum Salary Reduction Worksheet, Account Application, Salary Reduction Agreement and Transfer of 403(b) Assets Form


(17) First Amended and Restated Multiple Class Expense Allocation Plan Adopted Pursuant to Rule 18f-2

(20)        Application Forms

(27)        Financial Data Schedules